Exhibit 10.1 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is the type that the registrant treats as private or confidential and is not material. SHARE PURCHASE AGREEMENT AMONG ARCUTIS BIOTHERAPEUTICS, INC. DUCENTIS BIOTHERAPEUTICS LTD. SELLERS (AS DEFINED HEREIN) AND SHAREHOLDER REPRESENTATIVE SERVICES LLC, AS SHAREHOLDERS’ REPRESENTATIVE DATED AS OF SEPTEMBER 7, 2022

TABLE OF CONTENTS PA G E ARTICLE 1 DEFINED TERMS .........................................................................................2 Section 1.1. Definitions ..............................................................................................2 Section 1.2. Descriptive Headings; Certain Interpretations .....................................33 ARTICLE 2 PURCHASE AND SALE OF PURCHASED SHARES; CLOSING; CONSIDERATION ....................................................................................35 Section 2.1. Purchase and Sale of Purchased Shares ...............................................35 Section 2.2. No Partial Sale ......................................................................................35 Section 2.3. Waiver ..................................................................................................35 Section 2.4. Closing .................................................................................................36 Section 2.5. Actions in Connection with the Closing...............................................36 Section 2.6. Paying Agent ........................................................................................43 Section 2.7. Shareholders’ Representative ...............................................................43 Section 2.8. Milestone Payments .............................................................................46 Section 2.9. Annual Net Sales Contingent Payments ...............................................51 Section 2.10. Divestment .........................................................................................53 Section 2.11. Closing Payment Adjustment .............................................................53 Section 2.12. Escrow ................................................................................................55 Section 2.13. Restriction on Transfer .......................................................................56 Section 2.14. Withholding Rights ............................................................................56 ARTICLE 3 CLOSING CONDITIONS ............................................................................57 Section 3.1. Conditions to each Party’s Obligation..................................................57 Section 3.2. Conditions to the Sellers’ and the Company’s Obligation ...................58 Section 3.3. Conditions to Buyer’s Obligation.........................................................59 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE SELLERS ............60 Section 4.1. Organization and Standing ...................................................................60 Section 4.2. Power and Authority; Binding Agreement ...........................................60 Section 4.3. Noncontravention .................................................................................61 Section 4.4. Purchased Shares ..................................................................................61 Section 4.5. Litigation ..............................................................................................62 Section 4.6. Exempt Issuance ...................................................................................62 Section 4.7. Certain Relationships ...........................................................................64 Section 4.8. No Other Representations ....................................................................64 Section 4.9. Brokers .................................................................................................64 ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY .........65 Section 5.1. Organization and Standing; No Subsidiaries........................................65

Section 5.2. Power and Authority; Binding Agreement........................................... 65 Section 5.3. Authorization ........................................................................................ 66 Section 5.4. Capitalization ....................................................................................... 66 Section 5.5. Solvency ............................................................................................... 68 Section 5.6. Noncontravention ................................................................................. 68 Section 5.7. Compliance with Laws; Permits .......................................................... 68 Section 5.8. National Security and Investment Act ................................................. 69 Section 5.9. Financial Statements ............................................................................ 70 Section 5.10. Absence of Changes or Events ........................................................... 70 Section 5.11. Undisclosed Liabilities ....................................................................... 70 Section 5.12. Assets; Personal Property ................................................................... 70 Section 5.13. Real Property ...................................................................................... 70 Section 5.14. Contracts............................................................................................. 71 Section 5.15. Intellectual Property of the Company ................................................ 73 Section 5.16. Litigation ............................................................................................ 79 Section 5.17. Taxes .................................................................................................. 80 Section 5.18. Insurance ............................................................................................ 84 Section 5.19. Benefit Plans; Employee Matters ....................................................... 84 Section 5.20. Labor .................................................................................................. 85 Section 5.21. Regulatory Matters ............................................................................. 87 Section 5.22. Milestone Product and Clinical Trial Disclosures .............................. 88 Section 5.23. Environmental Matters ....................................................................... 89 Section 5.24. Books and Records ............................................................................. 89 Section 5.25. Filings ................................................................................................. 90 Section 5.26. Transactions with Affiliates ............................................................... 90 Section 5.27. Brokers ............................................................................................... 90 Section 5.28. Anticorruption Matters; Export Controls and Sanctions Matters....... 90 ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF BUYER ........................ 92 Section 6.1. Organization and Standing ................................................................... 92 Section 6.2. Power and Authority; Binding Agreement........................................... 92 Section 6.3. Noncontravention ................................................................................. 93 Section 6.4. Buyer Shares ........................................................................................ 93 Section 6.5. Brokers ................................................................................................. 93 Section 6.6. Litigation .............................................................................................. 93 ARTICLE 7 CERTAIN COVENANTS ............................................................................ 94 Section 7.1. Conduct of Business ............................................................................. 94 Section 7.2. Access................................................................................................... 97 Section 7.3. Tax Matters .......................................................................................... 97 Section 7.4. Insurance .............................................................................................. 99

Section 7.5. Exclusivity ............................................................................................ 99 Section 7.6. Control of Company Pre-Closing ....................................................... 100 Section 7.7. Confidentiality .................................................................................... 100 Section 7.8. Development and Regulatory Approval ............................................. 102 Section 7.9. Notification of Certain Matters .......................................................... 102 Section 7.10. Termination of Shareholders’ Agreement ........................................ 102 ARTICLE 8 CERTAIN ADDITIONAL COVENANTS ................................................ 103 Section 8.1. Commercially Reasonable Efforts ..................................................... 103 Section 8.2. Publicity ............................................................................................. 103 Section 8.3. Expenses ............................................................................................. 104 Section 8.4. Further Assurances ............................................................................. 104 Section 8.5. Release ............................................................................................... 104 Section 8.6. Rule 144 ............................................................................................. 105 Section 8.7. Nasdaq Listing.................................................................................... 105 ARTICLE 9 INDEMNIFICATION ................................................................................. 106 Section 9.1. Survival of Representations and Warranties ...................................... 106 Section 9.2. Indemnification of Buyer Indemnified Parties ................................... 106 Section 9.3. Indemnification of Seller Indemnified Parties ................................... 108 Section 9.4. Limits on Indemnification .................................................................. 109 Section 9.5. Notice of Loss; Third Party Claims.................................................... 112 Section 9.6. Tax Treatment .................................................................................... 113 Section 9.7. Remedies ............................................................................................ 113 Section 9.8. Set-Off ................................................................................................ 113 Section 9.9. No Right of Contribution ................................................................... 114 Section 9.10. No Circular Recovery....................................................................... 114 Section 9.11. Release of Escrow Fund ................................................................... 115 ARTICLE 10 TERMINATION ....................................................................................... 115 Section 10.1. Termination ...................................................................................... 115 Section 10.2. Termination Procedure ..................................................................... 116 Section 10.3. Effect of Termination ....................................................................... 116 ARTICLE 11 MISCELLANEOUS ................................................................................. 116 Section 11.1. Notices .............................................................................................. 116 Section 11.2. Assignment ....................................................................................... 118 Section 11.3. Consents and Approvals ................................................................... 118 Section 11.4. Enforcement ..................................................................................... 118 Section 11.5. Amendment and Waiver................................................................... 119 Section 11.6. Entire Agreement ............................................................................. 119 Section 11.7. No Third-Party Beneficiaries ........................................................... 119

Section 11.8. Counterparts ..................................................................................... 120 Section 11.9. Governing Law ................................................................................ 120 Section 11.10. Severability .................................................................................... 120 Section 11.11. Shareholders’ Representative ......................................................... 120 Section 11.12. Disclosure Letter ............................................................................ 120 Section 11.13. United States Securities Law Matters ............................................ 120

EXHIBITS: EXHIBIT A: RESTRICTIVE COVENANT AGREEMENTS EXHIBIT B: PROMISSORY NOTE EXHIBIT C: LOAN NOTE INSTRUMENT EXHIBIT D: POWER OF ATTORNEY EXHIBIT E: SPECIFIED REGISTERED COMPANY IP SCHEDULES: SCHEDULE I: CONSIDERATION SCHEDULE SCHEDULE 2.13(A) TRANSFER RESTRICTIONS

SHARE PURCHASE AGREEMENT This Share Purchase Agreement, dated as of September 7, 2022 (this “Agreement”), among ARCUTIS BIOTHERAPEUTICS INC., a Delaware corporation with principal place of business at 3027 Townsgate Road, Suite 300, Westlake Village, California, United States (“Buyer”), DUCENTIS BIOTHERAPEUTICS LTD., a private company limited by shares, incorporated and registered in England and Wales with company number 09307415 whose registered office is 264 Banbury Road, Oxford, OX2 7DY, United Kingdom (the “Company”), the Share Sellers (as defined below), the Conversion Sellers (as defined below) and the Phantom Sellers (as defined below) listed in Schedule I (each a “Seller” and, collectively, the “Sellers”) and SHAREHOLDER REPRESENTATIVE SERVICES LLC, a Colorado limited liability company, of 950 17th Street, Suite 1400, Denver, Colorado, USA 80202, solely in its capacity as the Shareholders’ Representative. RECITALS WHEREAS, as of the date hereof, the Share Sellers collectively own 100% of the issued and outstanding Company Shares (the “Issued Shares”) and the Conversion Sellers collectively will own all those Company Shares to be issued immediately prior to, and conditional upon, Closing pursuant to the exercise of the Company Options and the conversion of the amounts owed under the Convertible Loan Agreement (the “Conversion Shares”) (collectively, the Issued Shares and the Conversion Shares being the “Purchased Shares”) in the respective amounts set forth on Section 5.4(b) of the Disclosure Letter; WHEREAS, the Parties desire that, in accordance with and subject to the terms and conditions of this Agreement, in exchange for the consideration set forth herein, Buyer shall purchase from each Seller, and each Seller shall sell, all of each Seller’s right, title and interest in the number of Purchased Shares set forth opposite each such Seller’s name on Section 5.4(b) of the Disclosure Letter; and WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to Buyer’s willingness to enter into this Agreement, each of Philip Huxley and Rebecca Ashfield has entered into a Restrictive Covenant Agreement with Buyer, copies of which are attached hereto as Exhibit A (the “Restrictive Covenant Agreements”). NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Parties agree as follows: ARTICLE 1 DEFINED TERMS Section 1.1. Definitions. As used herein, the following terms shall have the following meanings: “Acquisition” means the acquisition by Buyer of 100% of the Purchased Shares in accordance with the terms of this Agreement.

“Action” means any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding to, from, by or before any Governmental Entity. “AD Development Milestones” means the Phase I Initiation Milestone, the Phase II Initiation Milestone (AD) and the Phase III Initial Milestone (AD). “AD Launch Milestones” means the U.S. Launch Milestone (AD) and the Ex-U.S. Launch Milestone (AD). “Affiliate” means with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided that for purposes of this definition, “control” means, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by Contract, by board of director membership or representation, or otherwise. “Aggregate Consideration” means the sum of (a) the Closing Payment Amount, plus (b) the Buyer Shares to be issued at the Closing plus (c) Aggregate Phantom Closing Premium Amount, plus (d) the Contingent Payments, if any, plus (e) the Escrow Release Amounts, if any, plus (f) the Shareholders’ Representative Reserve Release Amount, if any, plus (g) the Excess Payment, if any, plus (h) the Aggregate Fractional Entitlement. “Aggregate Contingent Phantom Tax Liability” means the sum of all the Individual Contingent Phantom Tax Liabilities and any Company Contingent Phantom Tax Liability in respect of all of the Contingent Phantom Bonuses. “Aggregate Fractional Entitlement” means the sum of all the Individual Fractional Entitlements. “Aggregate Phantom Subscription Price” means the sum of all the Individual Phantom Subscription Prices in respect of all of the Phantom Bonuses. “Aggregate Phantom Closing Premium Amount” means the product of (a) Phantom Per Share Closing Premium Amount, multiplied by (b) the number of Phantom Shares. “Aggregate Phantom Tax Liability” means the sum of all the Individual Phantom Tax Liabilities in respect of all of the Phantom Bonuses. “Aggregate Share Option Exercise Price” means the sum of all the Individual Share Option Exercise Prices in respect of all of the Company Options. “Aggregate Share Option Tax Liability” means the sum of all the Individual Share Option Tax Liabilities in respect of all of the Company Options. “Aggregate Withholding Tax Liability” means the sum of the Individual Withholding Tax Liabilities in respect of payments of CLA Interest. 3

“Annual Net Sales” means with respect to any calendar year, the aggregate Net Sales in such calendar year; “Annual Net Sales Contingent Payment” means, with respect to any calendar year for which the Annual Net Sales Contingent Payment Amount is greater than zero, an amount equal to the Annual Net Sales Contingent Payment Amount (less (i) any applicable Contingent Payment Transaction Expenses; (ii) any applicable Contingent Payment Change of Control Payments; and (iii) any Company Contingent Phantom Tax Liability) for such calendar year to be satisfied by the issuance of Promissory Notes and/or payment of Contingent Phantom Bonuses in accordance with Section 2.9(d)(iii); “Annual Net Sales Contingent Payment Amount” means, with respect to each calendar year, the greater of: (a) zero; and (b) (i) the product of A and P1, plus (ii) the product of B and P2, plus (iii) the product of C and P3, plus (iv) the product of D and P4, minus (v) E, where: A means: (a) if Annual Net Sales of the Milestone Products for such calendar year are $[***] or more, $[***]; and (b) otherwise, zero; B means: (a) if Annual Net Sales of the Milestone Products for such calendar year are $[***] or more, $[***]; and (b) otherwise, zero; C means: (a) if Annual Net Sales of the Milestone Products for such calendar year are $[***] or more, $[***]; and (b) otherwise, zero; D means: (a) if Annual Net Sales of Milestone Products for such calendar year are equal to or greater than $1,500,000,000, the amount by which such Annual Net Sales exceed $1,500,000,000; and (b) otherwise, zero; 4

E means the aggregate of all Annual Net Sales Contingent Payments pursuant to clauses (i) through (iii) of such definition in respect of prior calendar years; P1 means [***]%; P2 means [***]%; P3 means [***]%; and P4 means [***]%. “Applicable Interest Rate” means a rate per annum equal to the [***]; provided that interest shall not accrue at a rate that exceeds the maximum rate permitted by applicable Law. “Associated Government Entities” means: (a) any UK Government departments, including their executive agencies, other subsidiary bodies and other parts of UK Government; (b) companies wholly or partly owned by UK Government departments and their subsidiaries; (c) non-departmental public bodies, public corporations and their subsidiary bodies sponsored by UK Government departments; and/or (d) any successor to any of the entities set out in (a), (b) and (c) above or any new bodies which fall within the same criteria. “Atopic Dermatitis” means a chronic, pruritic, relapsing inflammatory disease of the skin demonstrating a topical morphology and age-specific patterns (facial, neck and extensor involvement in infants and children; current or previous flexural lesions in any age group; sparing of the groin and axillary regions), and often associated with early age of onset, atopy (personal and/or family history of asthma and/or environmental allergies), and or xerosis. “Atopic Dermatitis” excludes other skin conditions that may share some of the foregoing features including but not limited to: scabies, seborrheic dermatitis, contact dermatitis, neurodermatitis, dyshidrotic eczema, nummular eczema, stasis dermatitis (aka venous eczema), ichthyoses, cutaneous T-cell lymphoma, psoriasis (general or scalp), other distinct immune deficiency diseases, photosensitivities, or erythroderma of other causes. “Atopic Dermatitis Indication” means the treatment of moderate-to-severe Atopic Dermatitis in adult patients whose disease is not adequately controlled with topical prescription therapies or when those therapies are not advisable (or any broader scope of patients including the foregoing). “Atopic Dermatitis Indication for Use” means Atopic Dermatitis Indication which is for use for moderate-to-severe Atopic Dermatitis in adult patients. 5

“Bayh-Dole Act” means the Patent and Trademark Law Amendments Act (35 U.S.C. § 200 et seq.). “Biologics License Application” means a “biologics license application” as described in 42 U.S.C. § 262 and its implementing regulations, including all amendments and supplements to the application, submitted to the FDA. “Business Data” means all data or information, in any format, processed in the conduct of the Company’s business or necessary for the conduct of the Company’s business, including all financial data related to the business, and all Personal Data that are processed in or necessary for the conduct of the business. “Business Day” means a day other than Saturday, Sunday or any other day on which commercial banks located in New York City, U.S.A., Denver, Colorado, U.S.A. or London, United Kingdom, are authorized or obligated by applicable Laws to close. “Buyer” is defined in the preamble of this Agreement. “Buyer Share Value” means $23.15. “Buyer Shares” means common stock, par value $0.0001 per share, of Buyer. “Buyer’s Solicitors” means Covington & Burling LLP of 22 Bishopsgate, London EC2N 4BQ, United Kingdom. “CA 2006” means the UK Companies Act 2006, as amended from time to time. “Capital Stock” means any capital stock or share capital of, other voting securities of, other equity interest in, or right to receive profits, losses or distributions of, any Person. “CERCLA” means the Federal Comprehensive, Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) and any foreign and state Law counterparts. “Certificate” means a certificate representing any Shares. “Change of Control Payments” means all employee compensation, severance, retention or transaction bonuses, success fees or change of control payments or similar obligations payable to any Person as a result of, or in connection with, the execution of this Agreement (including for the avoidance of doubt and without limitation, the Employee Bonus) or the consummation of the transactions contemplated hereby triggered by Closing to the extent the obligation to make such payment was created by the Company or the Shareholders prior to the Closing Date, together with any Transaction Payroll Taxes related to any such payment or obligation; provided that Change of Control Payments shall exclude: (i) the Phantom Bonuses; (ii) any items included within the determination of Transaction Expenses, Company Phantom Tax Liability, Aggregate Phantom Tax Liability, Contingent Payments (including, for the avoidance of doubt, any Contingent Phantom Bonuses), Aggregate Contingent Phantom Tax Liability or Contingent Payment Change of Control Payments; and/or (iii) any amount taken into account in 6 the calculation of the Closing Payment Amount pursuant to clauses (i) - (v) or clauses (vii) - (xi) of such definition. “CJR Scheme” means the HM Treasury scheme to retain jobs during the COVID- 19 pandemic known as the Coronavirus Job Retention Scheme, the terms of which are set out in Treasury Directions dated 15 April, 20 May and 25 June 2020 under sections 71 and 76 of the Coronavirus Act 2020 (or any further such directions, regulations or legislation replacing or amending the same). “Claim Notice” means written notification from a Buyer Indemnified Party which contains: (a) a description of the Losses incurred or reasonably expected to be incurred by the Buyer Indemnified Parties and the claimed amount of such Losses, to the extent then known; (b) a statement that the Buyer Indemnified Parties are entitled to indemnification under Article 9 for such Losses; and (c) a reasonable explanation of the basis therefor. “CLA Interest” means the accrued interest under the Convertible Loan Agreement, which shall be repaid in cash to the relevant Lenders by or on behalf of the Company on the Closing Date. “Closing Cash” means all cash and cash equivalents held by the Company as of the Closing Date, determined in accordance with Company FRS and, to the extent not inconsistent with Company FRS, on the basis of the same accounting principles, policies, methods and procedures, consistently applied, as those used in the Most Recent Balance Sheet; provided, that Closing Cash will exclude any cash deposited with the Company at the Closing by the Buyer in connection with the exercise of the Company Options and the Phantom Shares as contemplated by Section 2.5(g)(E) and Section 2.5(g)(G). “Closing Current Liabilities” means the accounts payable and other current liabilities of the Company as of the Closing Date, determined in accordance with Company FRS and, to the extent not inconsistent with Company FRS, on the basis of the same accounting principles, policies, methods and procedures, consistently applied, as those used in the Most Recent Balance Sheet; provided that Closing Current Liabilities shall exclude any items included within the determination of: (i) Transaction Expenses; (ii) Closing Indebtedness; (iii) any Tax liabilities and/or (iv) any amount taken into account in the calculation of the Closing Payment Amount pursuant to clauses (i) - (vi) or clauses (viii) - (xi) of such definition. “Closing Date” means the date on which the Closing occurs. “Closing Indebtedness” means all Indebtedness of the Company as of the Closing Date (but before taking into account the consummation of the Transactions), including related party debt owed by the Company and, without duplication, with respect to any indebtedness for borrowed money of the Company, the aggregate unpaid principal amount thereof, and the aggregate amount of any accrued but unpaid interest thereon (including the CLA Interest), and all fees, prepayment penalties, premiums or other similar amounts that have been incurred or would be required to be incurred or paid in connection with the repayment thereof on or prior to the Closing Date. 7

“Closing Payment Amount” means (i) $15,000,000, plus (ii) the amount of the Estimated Closing Cash, minus (iii) the amount of the Estimated Transaction Expenses, minus (iv) the amount of the Estimated Closing Indebtedness, minus (v) the amount of the Estimated Closing Tax Liabilities, minus (vi) the amount of the Estimated Change of Control Payments, minus (vii) the amount of the Estimated Closing Current Liabilities, minus (viii) the Escrow Amount, minus (ix) the Closing Shareholders’ Representative Reserve Payment, plus (x) the aggregate exercise price of all Company Options that are exercised as of immediately prior to the Closing Date as contemplated by Section 3.3(r)(i), in each case determined without duplication. “Closing Shareholders’ Representative Reserve Payment” means an amount equal to $[***] payable by the Buyer to the account designated by the Shareholders’ Representative. “Closing Tax Liabilities” means all Taxes of the Company with respect to any Pre- Closing Tax Period that are accrued, but unpaid, as of the Closing including any Company Phantom Tax Liability; provided, that Closing Tax Liabilities shall not be an amount less than zero. “CMA” means the Competition and Markets Authority in the United Kingdom. “Code” means the Internal Revenue Code of 1986, as amended, and any substitute or successor Law of the United States of America in respect of federal Taxes. “Commercially Reasonable Efforts” means, with respect to the performance of development or commercialization activities with respect to a Milestone Product, the carrying out of such activities using reasonable and diligent efforts and the expending of such resources that a company in the biopharmaceutical industry of a similar size and resources to the Buyer as of the Closing Date would expend with respect to a product of similar commercial potential as a Milestone Product, considering conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, expected and actual cost and time to develop, expected and actual profitability, expected and actual competitiveness of alternative third party products in the marketplace, the nature and extent of expected and actual market exclusivity (including patent coverage and regulatory exclusivity and other proprietary position or market exclusivity), the expected and actual reimbursability and pricing, the expected and actual amounts of marketing and promotional expenditures required, product profile (including the expected and actual labeling), anticipated timing of commercial entry, the regulatory environment and status of the product (including the likelihood of regulatory approval), and all other relevant scientific, technical and commercial factors. “Company A Ordinary Shares” means the A Ordinary Shares of £0.0001 each in the capital of the Company. “Company Capital Stock” means the Capital Stock of the Company. “Company Contingent Phantom Tax Liability” means, in respect of the Phantom Sellers, the total amount (if any) in respect of employer’s national insurance contributions (and/or the local equivalent) arising from the payment of the Contingent Phantom Bonuses including any amounts released from the Escrow Fund under Section 9.11, including any payment to the Shareholders’ Representative Reserve. 8

“Company FRS” means the Financial Reporting Standards applicable in the United Kingdom and Republic of Ireland and the requirements of the Companies Act 2006 as applicable to companies subject to the small reporting companies regime, in each case consistently applied. “Company Intellectual Property” means any and all Intellectual Property that is owned by or licensed or sublicensed to the Company or that is otherwise used, held for use or intended to be used in connection with the conduct of the business of the Company as currently conducted and as currently proposed to be conducted (including in connection with the research, development, manufacture, use, sale, offer for sale, importation or other exploitation of a Company Program). “Company Phantom Tax Liability” means, in respect of the Phantom Sellers, the total amount (if any) in respect of employer’s national insurance contributions (and/or the local equivalent) arising from the payment of the Phantom Bonuses, including any payment to Shareholders’ Representative Reserve. “Company’s Awareness Group” means the members of the board of directors of the Company. “Company’s knowledge”, “to the knowledge of the Company” or variations thereof means the actual knowledge of each of Philip Huxley and Rebecca Ashfield: (a) after making a reasonable inquiry regarding the matters in question; or (b) where Philip Huxley and Rebecca Ashfield have not made reasonable inquiry regarding the matters in question, the knowledge such persons would reasonably be expected to have had they made reasonably inquiry regarding the matters in question, which in the case of Intellectual Property matters includes inquiry of the relevant attorneys at McDermott, Will & Emery LLP and Sagittarius IP who have advised the Company (but, for the avoidance of doubt, will not require searches of records of or filing with any Governmental Entity, the obtaining of any legal opinion or other report or opinion of outside experts or to conduct any “freedom to operate” analyses not already conducted). “Company Options” means options to purchase Company Ordinary Shares under the Company Share Plan. “Company Ordinary Shares” means the ordinary shares of £0.0001 each in the capital of the Company. “Company-Owned Intellectual Property” means all Company Intellectual Property that is owned, whether solely or jointly with another Person, by the Company. “Company Personnel” means any former or current director, officer, employee, worker, independent contractor, consultant or agent of the Company. “Company Program” means any Milestone Product. 9

“Company Share Plan” means any current or former share option plan or other share or equity-related plan of the Company, including, but not limited to, the Ducentis Biotherapeutics Limited EMI Share Option Scheme. “Company Shares” means the Company A Ordinary Shares and the Company Ordinary Shares. “Company’s Solicitors” means Goodwin Procter (UK) LLP of 100 Cheapside, London, EC2V 6DY. “Company Stock Plan” means any current or former stock option plan or other stock or equity-related plan of the Company. “Constitutive Documents” means the Certificate of Incorporation and By-laws or Articles of Association (as the case may be) of a Person if such Person is a corporation, and analogous constitutive documents if such Person is another form of entity. “Contingent Payment” means any Milestone Payment or any Annual Net Sales Contingent Payment. “Contingent Payment Change of Control Payments” means, with respect to any Contingent Payment, all employee compensation, severance, retention or transaction bonuses, success fees or change of control payments or similar obligations payable to any Person as a result of, or in connection with, the payment of such Contingent Payment after Closing, in each case to the extent the obligation to make such payment was created by the Company or the Shareholders prior to the Closing Date, together with any Transaction Payroll Taxes related to any such payment or obligation; provided that Contingent Payment Change of Control Payments shall not include any Contingent Payment Transaction Expenses, any Company Contingent Phantom Tax Liability and/or any amount taken into account in the calculation of or deducted from: (i) the Closing Payment; (ii) any prior payment of Contingent Payment; and/or (iii) any prior payment of Aggregate Consideration. “Contingent Payment Transaction Expenses” means, with respect to any Contingent Payment, all fees and expenses (including fees and expenses of investment bankers, finders, consultants, attorneys, accountants or others) of the Company incurred or owed or reimbursed or reimbursable by the Company upon achievement of any Contingent Milestone and in connection with the payment of such Contingent Payment after Closing (excluding any VAT in respect of such fees and expenses to the extent recoverable or creditable), in each case to the extent unpaid as at Closing. “Contingent Payment Transaction Expenses” does not include any Contingent Payment Change of Control Payments, any Company Contingent Phantom Tax Liability and/or any amount taken into account in the calculation of or deducted from: (i) the Closing Payment; (ii) any prior payment of Contingent Payment paid to the Sellers; and/or (iii) any prior payment of Aggregate Consideration. “Contingent Phantom Bonus” means any phantom bonus granted to the Phantom Sellers pursuant to and in accordance with the terms of the Phantom Bonus Side Letters which is payable: (a) as a result of the achievement of a Milestone in accordance with Section 2.8; or (b) pursuant to Section 2.9. 10

“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, security agreement, lease or other contract, commitment, agreement, instrument, obligation, undertaking, concession, franchise, license, evidence of Indebtedness or legally binding arrangement or understanding, whether written or oral. “Conversion Seller” means each Seller identified as such on Schedule 1 and who, as at the date of this Agreement, is either a holder of Company Options or a Lender (as such term is defined in the Convertible Loan Agreement) under the Convertible Loan Agreement (or who subsequently adhered to the Convertible Loan Agreement) and who, immediately prior to, and conditional upon, Closing, shall become a holder of Company Shares to be issued prior to Closing pursuant either to (i) the exercise of the Company Options or (ii) the conversion of the principal amounts owed to such Seller under the Convertible Loan Agreement. “Convertible Loan Agreement” means the convertible loan agreement entered into on 8 March 2021 between (amongst others) the UK FF Nominees Limited, the Company and LifeArc. “Convertible Loan Holder” means each of the Lenders (as such term is defined in the Convertible Loan Agreement) under the Convertible Loan Agreement (or who subsequently adhered to the Convertible Loan Agreement) who loaned an amount to the Company pursuant to the terms of the Convertible Loan Agreement. “Copyrights” means rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights and mask work rights, and all registrations and applications therefor and all extensions, restorations, and renewals thereof. “Covered” means, with respect to any patent or patent application and the subject matter at issue, that, but for a license granted under such patent or patent application, the manufacture, use, sale, offer for sale, importation or exportation of the subject matter at issue would infringe a Valid Claim of such patent or patent application. “COVID-19” means SARS-CoV-2 or COVID-19 or the novel coronavirus disease that commenced in 2019, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks. “COVID-19 Measure” means any measure or scheme (including the CJR Scheme) either (i) introduced under the Coronavirus Act 2020, or (ii) introduced as a result of and in connection with the COVID-19 pandemic by any government, public authority or Taxing Authority. “Data Protection Law” means all applicable data protection Laws relating to the processing or security of Personal Data in any jurisdiction in which the Company operates or that are applicable to the Company, including the UK Data Protection Act 2018, the GDPR, the Privacy and Electronic Communications Directive 2002/58/EC and the Privacy and Electronic Communications (EC Directive) Regulations 2003 (in each case as may be amended, superseded or replaced from time to time). 11

“Data Room” means the electronic data rooms entitled “Ducentis Corporate Data Room Arcutis” (the “Corporate Data Room”) and “Ducentis Data Room Arcutis” (the “Technical Data Room”) (hosted on Drop Box) made available to Buyer by the Company in connection with the negotiation of this Agreement containing those documents listed in the Data Room Index, as constituted at 12:00 p.m. on September ___, 2022. “Data Room Index” means the index (in the form attached to the Disclosure Letter) of documents and agreements contained in the Data Room. “Deeds of Surrender” means each of the deeds of surrender entered into by the Company with the Phantom Sellers, pursuant to which each Phantom Seller surrenders the relevant Surrendered Option granted by the Company and terminates the relevant unapproved option agreements, subject to the conditions set out therein. “DOJ” means the United States Department of Justice. “DS-118” means the Company’s CD200 receptor agonist referred to internally by the Company as DS-118 that has the amino acid sequence set forth on Schedule 1.1(a)(i). “DS-192” means the Company’s CD200 receptor agonist referred to internally by the Company as DS-192 that has the amino acid sequence set forth on Schedule 1.1(a)(ii). “DS-234” means the Company’s CD200 receptor agonist referred to internally by the Company as DS-234 that has the amino acid sequence set forth on Schedule 1.1(a)(iii). “DS-234 Product” means a therapeutic product containing DS-234 as an active biologic ingredient. “EA 2002” means the United Kingdom Enterprise Act 2002 (as amended and in force from time to time). “EC” means the European Commission, or any successor agency or authority thereto. “EHS Matters” means all or any matters relating to the pollution or protection of any air, water or land or harm to or the protection of human health and safety or the health of animals and plants. “EMA” means the European Medicines Agency or any successor agency with comparable responsibilities. “Employee Bonus” means the cash bonus of £[***] awarded to [***] that is payable at Closing in accordance with the terms of the bonus letter entered into by the Company and [***] on or about the date of this Agreement. “Encumbrance” means any security interest, mortgage, charge, lien, pledge, assignment, claim, title retention, restriction against transfer, encumbrance and other third party (other than Buyer) interest or equity (including any right to acquire, option or right of pre-emption 12 or conversion), and any agreement to create any of the foregoing or arrangement having a similar effect. “Environmental Law” means all applicable Laws relating to (i) the manufacture, processing, use, labeling, distribution, treatment, storage, discharge, disposal, recycling, generation or transportation of Hazardous Materials, (ii) air (including indoor air), soil, surface, subsurface, groundwater or noise pollution, (iii) Releases or threatened Releases, (iv) protection of wildlife, endangered species, wetlands or natural resources, (v) underground storage tanks (USTs), (vi) above- ground storage tanks (ASTs), (vii) health and safety of employees and other persons, (viii) the presence or content of Hazardous Materials in a product, item or article, whether a component or finished product, (ix) any other EHS Matters, (x) product life-cycle requirements, (xi) land use and zoning requirements and (xii) notification requirements relating to the foregoing. “Escrow Agent” means Silicon Valley Bank, or a successor thereto, in its capacity as escrow agent pursuant to the Escrow Agreement. “Escrow Amount” means an amount in cash equal to $[***]. “Escrow Release Amounts” means the aggregate amounts released from the Escrow Fund to the Sellers, pursuant to Section 9.11 or the terms and conditions of the Escrow Agreement. “Escrow Termination Date” means the date which is the first Business Day following the [***] anniversary of the Closing Date. “Event” means the expiry of a period of time, the Company becoming or ceasing to be associated with any other person for any Tax purpose or ceasing to be or becoming resident in any country for any Tax purpose, the death or the winding up or dissolution of any person, the earning, receipt or accrual for any Tax purpose of any income, profit or gains, the incurring of any loss or expenditure, and any transaction (including the execution and completion of all provisions of this agreement), event, act or omission whatsoever, and any reference to an Event occurring on or before a particular date shall include Events which, for Tax purposes, are deemed to have, or are treated or regarded as having, occurred on or before that date. “Ex-U.S. Launch Milestone (AD)” means the first sale of a Milestone Product in a Significant Ex-U.S. Market for monetary value by a Milestone Party to a third party end user or to a third party distributor (for the purposes of commercial distribution) following written receipt of Regulatory Approval by the applicable regulatory or health authorities in such market (excluding any accelerated, conditional or contingent approval) of an application for marketing authorization for such Milestone Product with an Atopic Dermatitis Indication for Use. Sales prior to receipt of such Regulatory Approval, such as so-called “treatment IND sales”, “named patient sales”, and “compassionate use sales”, shall not be construed as a first sale. If a Milestone Party has effected a first sale of a Milestone Product in a Significant Ex-U.S. Market for monetary value to a third party end user or third party distributor (for the purposes of commercial distribution) following receipt of an accelerated, conditional or contingent approval, then the Ex-U.S. Launch Milestone (AD) shall be deemed to have been achieved upon the earlier of (i) written notice of conversion by the applicable regulatory or health authorities of the accelerated, conditional or contingent 13 approval to a traditional, non-conditional or non-contingent approval, or (ii) the achievement of cumulative Net Sales of such Milestone Product by the Milestone Parties of $[***] or more. “Ex-U.S. Launch Milestone (Second Indication)” means the first sale of a Milestone Product in a Significant Ex-U.S. Market for monetary value by a Milestone Party to a third party end user or third party distributor (for the purposes of commercial distribution) following written receipt of Regulatory Approval by the applicable regulatory or health authorities in such market (excluding any accelerated, conditional or contingent approval) of an application for marketing authorization for such Milestone Product with an “indication for use” for a Qualifying Second Indication. Sales prior to receipt of such Regulatory Approval, such as so-called “treatment IND sales”, “named patient sales”, and “compassionate use sales”, shall not be construed as a first sale. If a Milestone Party has effected a first sale of a Milestone Product in a Significant Ex-U.S. Market for monetary value to a third party end user or third party distributor (for the purposes of commercial distribution) following receipt of an accelerated, conditional or contingent approval, then the Ex- U.S. Launch Milestone (Second Indication) shall be deemed to have been achieved upon the earlier of (i) written notice of conversion by the applicable regulatory or health authorities of the accelerated, conditional or contingent approval to a traditional, non-conditional or non-contingent approval, or (ii) the achievement of cumulative Net Sales of such Milestone Product by the Milestone Parties of $[***] or more. “FDA” means the U.S. Food and Drug Administration, or any successor agency or authority thereto. “FTC” means the United States Federal Trade Commission, or any successor agency or authority thereto. “Fundamental Representations” means, (i) in the case of the Sellers, the representations and warranties contained in [***], (ii) in the case of the Company, the representations and warranties contained in [***], and (iii) in the case of Buyer, the representations and warranties contained in [***]. “The Future Fund” means UK FF Nominees Limited (company number 12591650) whose registered office is at 5 Churchill Place, 10th Floor, London, England, E14 5HU. “GDPR” means Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 (General Data Protection Regulation), as may be amended, superseded or replaced from time to time. 14

“Governmental Entity” means any instrumentality, subdivision, court, administrative agency, department, body, bureau, division, board, committee, panel, commission, official or other authority of any country, state, province, prefect, municipality, locality or other government or political subdivision thereof, whether domestic or foreign, or any supranational or multinational organization or authority, or any quasi-governmental, private body or arbitral body exercising any executive, legislative, judicial, quasi-judicial, regulatory, taxing, importing, administrative or other governmental or quasi-governmental authority. “Hazardous Material” means any pollutant, contaminant, pesticide, fungicide, rodenticide, poison, petroleum or petroleum product, radioactive substance, hazardous waste (including any by-products, derivatives, or combinations of such materials), or any substance, chemical or material regulated, listed, limited or defined as such under any Environmental Law because of its hazardous or deleterious nature, including: (i) lead, asbestos, asbestos-containing material, polychlorinated biphenyls, hazardous solvents and waste oil, and toxic mold, (ii) any “hazardous substance,” “pollutant,” “toxic pollutant,” or “contaminant” as defined under Environmental Laws, (iii) any “hazardous waste” as defined under any Environmental Law applicable to the management of waste and (iv) any other substance which may be the subject of regulatory action by any Governmental Entity in connection with any Environmental Law because of its hazardous or deleterious nature. “Identified CD200 Candidate” means DS-118, DS-192 or DS-234. “Indebtedness” of any Person means without duplication, (i) all indebtedness of such Person for borrowed money, (ii) any obligations under capitalized leases with respect to which such Person is liable, (iii) all obligations of such Person evidenced by bonds, notes, debentures or similar instruments, (iv) all obligations in respect of interest rate and currency obligation swaps, protection agreements, hedges, caps or collar agreements or similar arrangements either generally or under specific contingencies, (v) all reimbursement obligations of such Person under outstanding letters of credit, (vi) all obligations of such Person for the deferred purchase price of property or services including pursuant to any earn-out or similar obligation (other than trade payables and other current trade liabilities incurred in the Ordinary Course of Business and payable in accordance with customary practices and not more than 90 days past due), (vii) all obligations of such Person under conditional sale or other title retention agreements relating to any assets and properties purchased by such Person and (viii) any guarantees by such Person of any of the foregoing. “Indemnifying Party” means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE 9. “Independent Accountant” means a partner in the New York office of an internationally recognized and independent registered public accounting firm, who does not act (and has not acted) as auditor to the Buyer, appointed by mutual agreement of Buyer and the Shareholders’ Representative or otherwise (if applicable) in accordance with Section 2.10(e). “Individual Contingent Phantom Tax Liability” means, in respect of each Phantom Seller, the amount (if any) in respect of Tax (including employee national insurance contributions (and/or the local equivalent) and PAYE contributions and/or any equivalent Tax and excluding 15 employer national insurance contributions (and/or the local equivalent)) arising from the payment of his or her Contingent Phantom Bonus, including any payment to Shareholders’ Representative Reserve. “Individual Fractional Entitlement” means, in respect of each Seller (other than the Phantom Sellers), the cash equivalent (calculated by reference to the Buyer Share Value) of any fractions of a Buyer Share that such Seller is entitled to receive after pursuant to each of Sections 2.5(f)(i)(b), 2.5(f)(i)(d) and 2.5(f)(i)(f). “Individual Phantom Subscription Price” means, in respect of each Phantom Seller, the total Phantom Per Share Subscription Price which is deducted from his or her Phantom Bonus. “Individual Phantom Tax Liability” means, in respect of each Phantom Seller, the amount (if any) in respect of Tax (including employee national insurance contributions (and/or the local equivalent) and employee PAYE contributions and/or any equivalent Tax and excluding employer PAYE contributions and/or any equivalent Tax) arising from the payment of his or her Phantom Bonus, including any payment to Shareholders’ Representative Reserve. “Individual Share Option Exercise Price” means, in respect of each Option Holder, the total exercise price payable in respect of his or her Company Options at Closing. “Individual Share Option Tax Liability” means, in respect of each Option Holder, the amount (if any) in respect of Tax (including, employee and (to the extent permitted by law) employer’s national insurance contributions (and/or the local equivalent) and PAYE contributions and/or any equivalent Tax) arising upon the exercise of his or her Company Options. “Individual Withholding Tax Liability” means, in respect of each Convertible Loan Holder, the amount (if any) of Tax required to be withheld on the payment of the CLA Interest. “Infringe” means infringe (directly, contributorily, by inducement or otherwise), misappropriate, dilute, or otherwise violate, or use in any unauthorized manner, any Intellectual Property, and such term includes the conjugated forms of each of the foregoing, as applicable. “Intellectual Property” means all intellectual property and other proprietary rights of any kind or nature, in any jurisdiction worldwide, whether registered or unregistered, whether protected, created or arising under any Law, including the following: (i) Patent Rights, (ii) industrial design rights, and all registrations thereof, applications therefor and renewals and extensions of the foregoing, (iii) Marks, (iv) Copyrights, (v) Know-How and Other Information, (vi) all other intellectual property and proprietary rights, (vii) all tangible embodiments of any of the foregoing and (viii) all rights, benefits, and priorities afforded under applicable Law with respect to any of the foregoing. “Investor Majority” has the meaning given to it in the Shareholders’ Agreement. “Investor Majority Consent” means a written form of consent signed by an Investor Majority. 16

“ISU” means the Investment Security Unit within the U.K. Department of Business, Energy and Industrial Strategy acting on behalf of the Secretary of State for Business Energy and Industrial Strategy in connection with powers under the NSIA, and such Secretary of State. “Judgment” means any writ, judgment, injunction, order, decree, stipulation determination or award entered by or with any Governmental Entity. “Know-How and Other Information” means information, know-how, inventions, discoveries, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, trade secrets, technology, techniques, designs, drawings, correspondence, computer programs, Software documents, apparatus, results, strategies, regulatory documentation and submissions, and information pertaining to, or made in association with, filings with any Governmental Entity or patent office, data (including pharmacological, toxicological, non-clinical, pre-clinical and clinical data, analytical and quality control data, manufacturing data and descriptions, market data, financial data or descriptions), databases, data collections, data sets, curated data content, and data layers, devices, assays, specifications, physical, chemical and biological materials and compounds, compound libraries, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable. “Launch Milestones” means the AD Launch Milestones and the Second Indication Launch Milestones. “Law” means any federal, state, territorial, foreign, international, multinational or supranational or local law, common law, statute, ordinance, judicial decision, rule, regulation, agency requirement, license, notice, guidance, guideline, treaty, ruling, procedure, or permit, directive or code of any Governmental Entity or decisions having the force of law in any jurisdiction from time to time. “Liabilities” means any and all damages, debts, liabilities and obligations, Losses (disregarding solely for this purpose the proviso to such definition), claims, Taxes, interest obligations, deficiencies, Judgments, assessments, fines, fees, penalties, and expenses, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, Action or Judgment and those arising under any contract, agreement, arrangement, commitment or undertaking (excluding any VAT in respect of any of the foregoing that is recoverable or creditable). “Lien” means any lien, security interest, mortgage, pledge, lease, adverse claim, levy, charge or other Encumbrance or restriction of any kind, whether arising by Contract or by operation of Law, or any conditional sale Contract, title retention Contract or other Contract to grant any of the foregoing. “Loan Note Instrument” means a loan note instrument, in the agreed form, to be executed by the Buyer and the Shareholders’ Representative (acting on behalf of each Seller) on or around the date that each Contingent Payment is due and constituting Promissory Notes in substantially the form attached hereto as Exhibit B. “Losses” means any claims, actions, causes of action, Judgments, suits, fines, liabilities and obligations, losses, costs (including the reasonable costs of defense and enforcement 17 of this Agreement), damages, debts, claims, Taxes, interest obligations, deficiencies, assessments, fees, penalties, expenses or amounts paid in settlement (in each case, including reasonable expenses of investigation and attorneys’ and experts’ fees and expenses paid in connection with any of the foregoing), whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, Action or Judgment and those arising under any contract, agreement, arrangement, commitment or undertaking (excluding any VAT in respect of any of the foregoing that is recoverable or creditable); provided, however, that “Losses” shall not include (i) special, indirect or consequential damages except indirect or consequential damages that would have been reasonably foreseeable by the Parties as of the date hereof to result from the facts and circumstances giving rise to the obligation to indemnify (assuming such facts and circumstances had been known to the Parties as of the date hereof), or (ii) any punitive or exemplary damages, except, in each case of clause (i) or (ii), to the extent claimed by or payable in respect of a Third Party Claim. “Marks” means all trademarks, trade names, trade dress, service marks, service names, logos, corporate names, product configuration rights, business symbols, brand names, certification marks, or domain names, and other indications of origin, whether registered or unregistered, and all registrations and applications therefor and all renewals of any of the foregoing, together with the goodwill associated any of with the foregoing. “Material Adverse Change” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, results of operations or prospects of the Company; provided that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account for purposes of the foregoing clause (i) in determining whether there has been or will be, a Material Adverse Change: (A) any change, effect, event, occurrence, state of facts or development relating to the economy or financial or capital markets or political conditions in general in the United Kingdom, the United States or in any other jurisdiction in which the Company has operations or conducts business, so long as the effects do not materially disproportionately affect the Company as compared to other companies similarly situated and operating in the pharmaceutical or biologics industry, (B) any change, effect, event, occurrence, state of facts or development reasonably attributable to conditions affecting the pharmaceutical or biologics industry (other than as may arise or result from regulatory action by a Governmental Entity), so long as the effects do not materially disproportionately affect the Company as compared to other companies similarly situated and operating in the pharmaceutical or biologics industry, (C) any changes in applicable Law or Company FRS (or any interpretation of Company FRS) applicable to the Company, so long as the effects do not materially disproportionately affect the Company as compared to other companies similarly situated and operating in the pharmaceutical or biologics industry (it being understood that this clause (C) shall not apply with respect to any representation or warranty the purpose of which is to address compliance with Law or Company FRS (or any interpretation of Company FRS)), (D) acts of war or terrorism or any escalation or material worsening of any such acts of war or terrorism existing as of the date of this Agreement, so long as the effects do not materially disproportionately affect the Company as compared to the other companies similarly situated and operating in the pharmaceutical or biologics industry; (E) acts of God and natural disasters, including but not limited to, floods, tornados, hurricanes, earthquakes and fires so long as the effects do not materially disproportionately affect the 18

Company as compared to other companies similarly situated and operating in the pharmaceutical or biologics industry; (F) measures ordered by a Governmental Entity in response to epidemic, pandemic or health emergencies, including COVID-19; and (G) the announcement of the Transactions (it being understood that this clause (G) shall not apply with respect to any representation or warranty contained in this Agreement to the extent that the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Transactions or the performance of obligations under this Agreement). “Material Adverse Delay” means any change, effect, event, occurrence, state of facts or development that that would reasonably be expected to prevent or materially impede, materially interfere with, materially hinder or materially delay the consummation of the Transactions. “MHRA” means the U.K. Medicines & Healthcare products Regulatory Agency or any successor agency or authority thereto. “Milestone Party” means the Buyer, the Company and any of their respective Affiliates, licensees (including sublicensees), successors or assignees of the rights to a Milestone Product. “Milestone Product” means (i) a DS-234 Product, (ii) any therapeutic product (other than a DS-234 Product) which incorporates, constitutes or contains as an active pharmaceutical ingredient any compound the composition of which is Covered by a Valid Claim, or (iii) any therapeutic product (other than a DS-234 Product) which (A) incorporates, constitutes or contains as an active pharmaceutical ingredient any compound the composition of which is Covered a claim of a United States patent or patent application within the Specified Registered Company IP as of the date hereof (but without regard as to whether such claim constitutes a Valid Claim the time of determination), and (B) at the time of determination benefits from the regulatory exclusivity provided for a “drug for a rare disease or condition” pursuant to Section 526 of the United States Federal Food, Drug & Cosmetics Act and the regulations promulgated thereunder or from the regulatory exclusivity provided for a first-licensed biologics product pursuant to Section 351(k)(7)(A) of the United States Public Health Services Act and the regulations promulgated thereunder (or any replacement regulation). “Most Recent Balance Sheet” means the unaudited balance sheet of the Company as of the Most Recent Balance Sheet Date. “Nasdaq” means The Nasdaq Stock Market LLC. “Net Sales” means the gross amount invoiced for sale or other disposition of the Milestone Products by a Milestone Party to third party end users, distributors or wholesalers (for the purposes of commercial distribution), less the following deductions accounted for in accordance with U.S. GAAP: (a) sales returns and allowances actually paid, granted or accrued on the Milestone Product, including trade quantity, prompt pay and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors; 19

(b) credits or allowances given or made for rejection, recall, return or wastage replacement of the Milestone Product or for rebates or retroactive price reductions; (c) price reductions, discounts, rebates and chargeback payments granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), national, state/provincial, local, and other governments, their agencies and purchasers and reimbursers, or to trade customers (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks); (d) to the extent included as part of gross sales, costs of freight, insurance, and other transportation charges, as well as any administration fees or other fees for services provided by wholesalers, distributors, warehousing chains and other third parties related to the distribution of the Milestone Product; (e) to the extent included as part of gross sales, taxes, duties or other governmental charges required to be accounted for to a Taxing Authority (including any tax such as a value added or similar tax, other than any taxes based on income) relating to the sale of the Milestone Product, as adjusted for rebates and refunds; (f) the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to the Milestone Product; (g) any invoiced amounts for the Milestone Product that are not collected by such Milestone Party, including provision for bad debts (provided that any such amounts subsequently collected will be included in Net Sales for the period in which collected); (h) that portion of the annual fee on prescription drug manufacturers imposed by the U.S. Patient Protection and Affordable Care Act that the applicable Milestone Party reasonably allocates to sales of the Milestone Product in accordance with its standard policies and procedures; (i) any consideration actually paid or payable for, or reasonably allocable to, any delivery system related to the invoiced sale of the Milestone Product; and (j) any other similar and customary deductions that are consistent with U.S. GAAP, to the extent such deductions: (i) are applicable and in accordance with standard allocation procedures, (ii) have not already been deducted or excluded, and (iii) are incurred in the ordinary course of business in type and amount consistent with good industry practice. Net Sales shall not be imputed to transfers of a Milestone Product without consideration or for nominal consideration for use in any clinical trial, or for any bona fide charitable, compassionate use or indigent patient program purpose or as a sample. For the avoidance of doubt, in the case of 20 any transfer of a Milestone Product between or among Milestone Parties for resale, Net Sales shall be determined based on the sale made by such Milestone Party to a third party (other than another Milestone Party). In the case of any sale for value, such as barter or counter-trade, of a Milestone Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be deemed to be the Net Sales at which substantially similar quantities of such Milestone Product are sold for cash in an arm’s length transaction in the relevant country or in the absence of such sales, the fair market value of the Milestone Product as determined by the Milestone Party and the Shareholders’ Representative in good faith. In the event that discounts, allowances, credits, rebates or other deductions are provided with respect to multiple products, including both Milestone Products and non-Milestone Products (or discounts are provided with respect to Milestone Products to induce customers to purchase both Milestone Products and non-Milestone Products), such discounts, allowances, credits, rebates or other deductions shall be fairly and equitably allocated to the Milestone Products and other products. In the event that the Milestone Product is sold as a Combination Product (a “Combination Sale”), the Net Sales amount for the Milestone Product sold in such a Combination Sale shall be determined as follows: (A) Except as provided below, the Net Sales amount for a Combination Sale in any period and country shall be calculated by multiplying the gross amount invoiced for the Combination Sale (the “Gross Combination Sale Amount”), less all deductions in (a)-(g) above (“Permitted Deductions”), by the fraction, the numerator of which is the wholesale acquisition cost charged by the applicable Milestone Party in such period and country for a Milestone Product which is not a Combination Product (the “Mono Product”), if such Mono Product is sold separately by the applicable Milestone Party in such period and country (the “Independent Price”), and the denominator is the Independent Price plus the wholesale acquisition cost charged by the applicable Milestone Party for product(s) containing as their sole active ingredients those active ingredients that are not Milestone Products (“Other Product(s)”) if such Other Product(s) are sold separately by the applicable Milestone Party in such period and country; provided that if any of such Other Product(s) are not sold separately by the applicable Milestone Party, but are independently marketed by one or more third parties, in such period and country, then such product(s) shall be deemed to be separately sold by the applicable Milestone Party at the average wholesale acquisition costs charged by such third parties for purposes of the calculations in this clause. (B) In the event a Milestone Party sells a Mono Product in such period and country, but does not separately sell all of the Other Product(s) and such Other Product(s) are not independently marketed by one or more third parties, as the case may be, in such period and country, the calculation of Net Sales resulting from such Combination Sale shall be determined by multiplying the Gross Combination Sale Amount, less all Permitted Deductions, by the fraction, the numerator of which is the Independent Price, and the denominator of which is the wholesale acquisition cost charged by the applicable Milestone Party for such Combination Product in such period and country. 21

(C) In the event that a Milestone Party does not sell a Mono Product in such country and period, but does separately sell all of the Other Products included in the Combination Sale in such period and country, the calculation of Net Sales resulting from such Combination Sale shall be determined by multiplying the Gross Combination Sale Amount, less all Permitted Deductions, by a fraction, the numerator of which is the wholesale acquisition cost charged by the applicable Milestone Party for such Combination Product in such period and country (the “Wholesale Price”) minus the aggregate of the wholesale acquisition cost charged by the applicable Milestone Party of such Other Product(s) in such period and country, and the denominator of which is the Wholesale Price; provided, if any of the Other Product(s) are not sold separately by the applicable Milestone Party, but are independently marketed by one or more third parties, in such period and country, then such Other Product(s) shall be deemed to be separately sold by the applicable Milestone Party at the average wholesale acquisition costs charged by such third parties for purposes of the calculations in this clause. If the calculation of Net Sales resulting from a Combination Sale cannot be determined by any of the foregoing methods, the calculation of Net Sales for such Combination Sale shall be calculated based upon the relative fair market value of the active components of such Combination Product as reasonably determined in good faith by the Milestone Party. “Non-Qualifying Options” means any Company Option granted by the Company over shares in the capital of the Company that are not EMI Options. “Notified Body” means an entity licensed, authorized or approved by the applicable government agency, department or other authority to assess and certify the conformity of a medical device with the requirements of EU Directive 93/42/EEC concerning medical devices, and applicable harmonized standards. “Notional Closing Payment Amount” means the Closing Payment Amount plus the Aggregate Phantom Subscription Price; “Number of Fully Diluted Shares” means the sum (without duplication) of (i) the total number of Company Ordinary Shares issued and outstanding immediately prior to the Closing, plus (ii) the total number of Company Ordinary Shares into which the Company A Ordinary Shares issued and outstanding immediately prior to the Closing are convertible, plus (iii) the number of Company Ordinary Shares underlying all outstanding Company Options as of the Relevant Time (other than the Surrendered Options); plus (iv) the total number of Company Ordinary Shares into which the Company A Ordinary Shares issuable on conversion of the Convertible Loan Agreement as of the Relevant Time are convertible; plus (v) the total number of Phantom Shares. “NSIA” means the National Security and Investment Act 2021, of the United Kingdom (as amended and in force from time to time). 22

“NSIA Company Information” means the information relating to the Company provided by the Company to the Buyer specifically in response to the Buyer’s due diligence enquiries relating to NSIA. “Option Holder(s)” means the holder(s) of Company Options outstanding as of the Relevant Time. “Ordinary Course of Business” means the ordinary course of business of the Company, consistent with past practice. “Participating Share” means each of the Company A Ordinary Shares (for the avoidance of doubt, including, without limitation, those Company A Ordinary Shares issued on conversion of the principal amount of the loans made pursuant to the Convertible Loan Agreement) and the Company Ordinary Shares (for the avoidance of doubt, including, without limitation, those Company Ordinary Shares issued on exercise of the Company Options). “Parties” means Buyer, the Company, the Sellers and the Shareholders’ Representative. “Patent Rights” means any and all (i) issued patents, (ii) patent applications, including all applications and filings made pursuant to the Patent Cooperation Treaty (PCT) or other international patent treaties, provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals, and all letters of patent granted with respect to any of the foregoing, (iii) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, reissues and re-examinations, (iv) inventor’s certificates and (v) other forms of government issued rights substantially similar to any of the foregoing. “PAYE” means Pay As You Earn. “Paying Agent” means the paying agent to be appointed by the Shareholders’ Representative pursuant to the Paying Agent Agreement, subject to Section 2.5(g) and any change to the Paying Agent in accordance with Section 2.6. “Paying Agent Agreement” means the agreement to be entered into between the Shareholders’ Representative and the Paying Agent regarding the appointment of the Paying Agent pursuant to this Agreement. “Paying Agent’s Account” initially means the bank account of the Paying Agent, details of which shall be notified to Buyer in writing by the Company on behalf of the relevant Seller (such designation to be made at least five (5) Business Days prior to the Closing Date), subject to Section 2.5(g) and to any change to the Paying Agent’s Account made in accordance with Section 2.6(b). “Per Share Closing Issuance Amount” means the quotient of (i) $15,000,000, divided by (ii) the product of (A) the Number of Fully Diluted Shares, multiplied by (B) the Buyer Share Value. 23

“Per Share Closing Payment Amount” means quotient of (i) the Notional Closing Payment Amount divided by (ii) the Number of Fully Diluted Shares. “Per Share Excess Payment” means the quotient of (i) the amount of the Excess Payment, if any, divided by (ii) the Number of Fully Diluted Shares. “Per Share Shareholders’ Representative Reserve Release Amount” means the quotient of: (i) Shareholders’ Representative Reserve; divided by (ii) the Number of Fully Diluted Shares. “Permit” means any consent, approval, clearance, variance, exemption, regulatory authorization, order, authorization, certificate, filing, notice, permit, concession, registration, franchise, license or right, and notices to, consents or orders of, or filings with, any Governmental Entity, any trade association, any standards-setting organization or any Notified Body. “Permitted Liens” means the following: (i) statutory Liens for Taxes not yet due or payable and for which adequate reserves have been recorded on the face of the balance sheets set forth on Section 5.9 of the Disclosure Letter, (ii) Liens for assessments and other governmental charges or Liens of landlords, carriers, warehousemen, mechanics and repairmen incurred in the Ordinary Course of Business, in each case for sums not yet due and payable or due but not delinquent, (iii) Liens incurred in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other types of social security and (iv) encumbrances in the nature of zoning, building, planning, land use, easements, rights or restrictions of record on the use of real property if the same do not materially detract from the value of the property encumbered thereby or materially impair the use of such property in the Company’s business. “Person” means an individual, corporation, company, partnership, limited liability company, joint venture, association, trust, business trust, Governmental Entity, unincorporated organization, a division or operating group of any of the foregoing or any other entity or organization. “Personal Data” means any data or information in any media relating to an identified or identifiable natural person, an “identifiable natural person” is one who can be identified, directly or indirectly, in particular by reference to an identifier such as a name, an identification number, location data, an online identifier or to one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person. “Phantom Bonus” means each of the phantom bonuses granted to the Phantom Sellers pursuant to and in accordance with the terms of the Phantom Bonus Side Letters and payable at Closing. “Phantom Bonus Side Letters” means each of side letters entered into with each Phantom Seller entered into on or about the date hereof. “Phantom Per Share Closing Payment Amount” means, in respect of each Phantom Share, an amount equal to (a) the Per Share Closing Payment Amount; plus (b) the Phantom Per Share Closing Premium Amount; less (c) the Phantom Per Share Subscription Price. 24

“Phantom Per Share Closing Premium Amount” means, in respect of each Phantom Share, the product of (a) the Per Share Closing Issuance Amount, multiplied by (b) the Buyer Share Value. “Phantom Per Share Subscription Price” means, in respect of each Phantom Share, the notional subscription price of such Phantom Share which is deducted from his or her Phantom Bonus as set out in the respective Phantom Bonus Side Letter. “Phantom Per Share Tax Liability” means, in respect of each Phantom Share held by a Phantom Seller and each payment of the Phantom Bonus, the quotient of: (a) the Individual Phantom Tax Liability for the relevant Phantom Seller with respect to such payment of Phantom Bonus; divided by (b) the number of Phantom Shares attributable to such Phantom Seller. “Phantom Seller” means each Seller identified as such on Schedule 1 and who, as at the date of this Agreement, is a holder of a Phantom Bonus. “Phantom Share” means a notional share equal in value to a Company Ordinary Share but having no legal rights attributable to a Company Ordinary Share as set out next to the name of each Phantom Seller in Schedule 1. “Phase I Clinical Trial” means an initial human clinical trial which is designed to provide a preliminary determination of the metabolism and pharmacologic actions of the product under study in humans and the side effects associated with increasing doses or to explore biological phenomena or disease processes, as further described in 21 C.F.R. § 312.21(a) (including an equivalent clinical trial conducted in any country other than the United States). “Phase I Initiation Milestone” means the first dosing of the first human subject enrolled in the first Phase I Clinical Trial of a Milestone Product. “Phase II Clinical Trial” means a human clinical trial that utilizes the pharmacologic information obtained from one or more previously conducted human clinical trial(s) and which is designed to provide a preliminary determination of efficacy and to determine the common short- term side effects and risks of the product under study in a target patient population, as further described in 21 C.F.R. § 312.21(b) (including an equivalent clinical trial conducted in any country other than the United States). “Phase II Initiation Milestone (AD)” means the first dosing of the first human subject enrolled in the first Phase II Clinical Trial of a Milestone Product conducted in patients with Atopic Dermatitis. “Phase II Initiation Milestone (Second Indication)” means the first dosing of the first human subject enrolled in the first Phase II Clinical Trial of a Milestone Product conducted in patients with a Qualifying Second Indication. “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to establish safety and efficacy of a product in patients with the disease or condition being studied, as further described in 21 C.F.R. § 312.21(c), and which is designed and intended to support the filing of a Biologics License Application and provide an adequate basis for physician 25 labeling or any other application with any Regulatory Authority for Regulatory Approval of the product and the indication being studied. “Phase III Initiation Milestone (AD)” means the first dosing of the first human subject enrolled in the first Phase III Clinical Trial of a Milestone Product conducted in patients with Atopic Dermatitis. “Phase III Initiation Milestone (Second Indication)” means the first dosing of the first human subject enrolled in the first Phase III Clinical Trial of a Milestone Product conducted in patients with a Qualifying Second Indication. “Post-Closing Tax Period” means any Tax Period beginning after the Closing Date and that portion of any Straddle Period beginning after the Closing Date. “Pre-Closing Tax Period” means any Tax Period ending on or before the Closing Date and that portion of any Straddle Period ending on the Closing Date. “Privacy Laws” means all applicable Laws governing the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security, disclosure or transfer of Personal Data, and any implementing directive or related legislation, rule, regulation and binding regulatory guidance, as amended, extended, repealed and replaced, or re-enacted from time-to- time. “Pro Rata Percentage” means, with respect to any Seller, the percentage amount obtained by dividing (a) the number of Purchased Shares held by that Seller together with the number of Phantom Shares attributable to the relevant Seller at Closing by (b) the Number of Fully Diluted Shares. “Promissory Note” means a non-interest bearing promissory note constituted by a Loan Note Instrument and issued by Buyer to each Seller pursuant to Section 2.8(d) and Section 2.8(h) or Section 2.9(c) in substantially the form attached hereto as Exhibit B. “Qualifying Second Indication” means, with respect to any Milestone Product, a disease or condition (as listed as an indication under investigation for such Milestone Product in an investigational new drug application or foreign equivalent thereof in the case of the Phase II Initiation Milestone (Second Indication) and Phase III Initiation Milestone (Second Indication) and as defined in Section 1 of the applicable Milestone Product’s Indications and Uses in the case of the U.S. Launch Milestone (Second Indication) and Ex-U.S. Launch Milestone (Second Indication)), other than Atopic Dermatitis, with an estimated addressable patient population in the United States of [***]. “Registered Company IP” means all Company Intellectual Property (other than with respect to Standard Software) that has been or is registered, filed, certified, granted, or issued, or that has been or is subject to an application for registration, filing, certification, grant or issuance, in each case with, by or to any Governmental Entity. 26

“Regulatory Approval” means, with respect to a particular jurisdiction, any and all approvals (including expressly any accelerated, conditional or contingent approvals), licenses, registrations, notifications or authorizations by the FDA, MHRA, EMA or EC or an equivalent Governmental Entity as are necessary to commercially distribute, sell and market a Milestone Product in such jurisdiction, including where applicable, pricing approvals. “Regulatory Authority” means, any national or supranational Authority, including the MHRA (and any successor entity thereto) in the UK, the FDA in the U.S., the EMA (and any successor entity thereto) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them), as the case may be in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialisation of, and the granting of Regulatory Approval for, a biological or pharmaceutical product, as applicable, in such country or region. “Releases” means any spill, discharge, leak, migration, emission, escape, injection, dumping, leaching, or other release of any Hazardous Material into the indoor or outdoor environment, whether or not intentional, and whether or not notification or reporting to any Governmental Entity was or is required at the time it initially occurred or continued to occur. Without limiting the above, Release includes the meaning of “Release” as defined under CERCLA. “Relevant Escrow Proportion” means, in respect of a Seller, that Seller’s Pro Rata Percentage of the Escrow Amount. “Relevant Securities” means, in respect of any undertaking: (A) any share, security or other interest in the capital of such undertaking from time to time; and (B) any other security, option, warrant, agreement or instrument which confers any right to subscribe, exchange for, convert into or otherwise acquire any issue of any share, security or other interest in the capital of such undertaking. “Relevant Time” means immediately prior to Closing. “Representatives” means with respect to a Person, such Person’s legal, financial, internal and independent accounting and other advisors and representatives. “Schedule I” means a statement delivered to Buyer prior to the date hereof, as the same may be updated by the Sellers prior to Closing pursuant to Section 2.5(a) to the extent necessary to make Schedule I true, complete and correct in all respects on the Closing Date, which Schedule I as so updated shall supersede and become Schedule I for all purposes of this Agreement, with the following information: (i) the name, email address and mailing address of each Seller; (ii) the number of shares of each class or series of Company Capital Stock held by each Seller; 27

(iii) the number of Company Options (other than the Surrendered Options) held by each Seller, the applicable exercise price(s) for such Company Options and the number of Surrendered Options; (iv) the number of Phantom Shares attributable to each Seller; (v) the principal amount of the loan made by the Seller pursuant to the Convertible Loan Agreement and any CLA Interest (including any Individual Withholding Tax Liability and the Aggregate Withholding Tax Liability); (vi) the Individual Share Option Tax Liability for each Option Holder; (vii) the Individual Share Option Exercise Price for each Option Holder; (viii) the Individual Phantom Tax Liability for each Phantom Seller; (ix) the total Phantom Per Share Closing Payment Amount for each Phantom Seller; and (x) each Seller’s Pro Rata Percentage. “Second Indication Development Milestones” means the Phase II Initiation Milestone (Second Indication) and the Phase III Initial Milestone (Second Indication). “Second Indication Launch Milestones” means the U.S. Launch Milestone (Second Indication) and the Ex-U.S. Launch Milestone (Second Indication). “Securities Act” means the U.S. Securities Act of 1933, as amended. “Shareholders’ Agreement” means the Subscription and Shareholders’ Agreement, dated as of 13 June, 2019, among the Company and the Sellers. “Shareholders’ Representative Reserve” means the Closing Shareholders’ Representative Reserve Payment plus any amount added thereto in respect of the Subsequent Shareholders’ Representative Reserve Payment. “Shareholders’ Representative Reserve Release Amount” means the aggregate amounts distributed by the Shareholders’ Representative to the Sellers pursuant to Section 2.4(g). “Share Option Per Share Exercise Price” means, in respect of each Company Ordinary Share issued pursuant to the exercise of a Company Option, the exercise price as set out in the respective option grant agreement between the relevant Conversion Seller and the Company. “Share Option Per Share Tax Liability” means, in respect of each Company Ordinary Share issued pursuant to the exercise of a Company Option held by a Conversion Seller, the quotient of (a) Individual Share Option Tax Liability for the relevant Conversion Seller; divided by (b) the number of Company Ordinary Shares issued pursuant to the exercise of a Company Option held by the Conversion Seller. 28

“Share Sellers” means those Sellers owning all of the issued Company Shares as at the date of this Agreement. “Significant Ex-U.S. Market” means France, Germany, Italy, Spain, the United Kingdom, Japan or China. “Software” means software (including firmware and other software embedded in hardware devices), software code (including source code and executable or object code), subroutines, interfaces, including application programming interfaces, and algorithms. “Specified Registered Company IP” means the United States patents and pending United States patent applications listed in Exhibit E, together with all provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals claiming priority to such United States patents and pending United States patent applications. “Standard Software” means Software that is generally commercially available and is mass marketed and licensed pursuant to a standard form click-wrap or shrink-wrap agreement that is not subject to any negotiation. “Straddle Period” means any Tax Period that includes (but does not end on) the Closing Date. “Subsequent Shareholders’ Representative Reserve Payment” means an amount of $[***] payable out of the first Contingent Payment upon the achievement of the first Milestone by the Buyer to the account designated by the Shareholders’ Representative. “Subsidiary” means, with respect to any Person, (i) any corporation more than 50% of whose stock of any class or classes is owned by such Person directly or indirectly through one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries of such Person has more than a 50% equity interest. “Surrendered Options” means those unapproved share options held by certain Sellers that will be surrendered pursuant to the Deeds of Surrender subject to and immediately before the occurrence of the Closing. “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means (i) any federal, state, local or non-U.S. net or gross income, capital gains, alternative or add-on minimum, estimated, diverted profits, base-erosion anti-abuse, gross receipts, sales, use, value added, ad valorem, franchise, capital stock or other equity securities, capital, net worth, profits, license, registration, withholding, employment, unemployment, disability, severance, occupation, social security (or similar, including National Insurance Contributions and FICA), payroll, workers’ compensation, transfer, financial transaction, conveyance, documentary, stamp, property (real, tangible or intangible), premium, escheat obligation, unclaimed property, environmental, windfall profits, customs duties, or other taxes of any kind or any fees, charges, levies, excises, duties or assessments of any kind in the nature of (or similar to) taxes whatsoever, together with any interest, penalties or addition thereto, whether disputed or not, that may be imposed by a Taxing Authority, and any penalty for the failure to properly or timely file any Tax Return. 29

“Tax Law” means all currently applicable Laws relating to or regulating the assessment, determination, reporting, collection or imposition of Taxes. “Tax Period” means any period prescribed by any Taxing Authority for which a Tax Return is required to be filed or a Tax is required to be paid. “Tax Return” means any report, computation, return, declaration, claim for refund, information return, statement, designation, election, estimated tax filing, notice or certificate filed or required to be filed with any Taxing Authority in connection with the determination, assessment, reporting, withholding, collection or payment of any Taxes, including any schedule or attachment thereto and including any amendments thereof. “Taxing Authority” means any Governmental Entity having jurisdiction over the assessment, determination, reporting, collection, or imposition of any Taxes (domestic or foreign). “Third Party Intellectual Property” means Company Intellectual Property, other than Company-Owned Intellectual Property. “Transaction Expenses” means, without duplication, and to the extent not included in the definition of Closing Indebtedness, all fees and expenses (including fees and expenses of investment bankers, finders, consultants, attorneys, accountants or others) of the Company incurred or owed or reimbursed or reimbursable by the Company in connection with the negotiation, entering into, and consummation of this Agreement and the Transactions (and any associated VAT save to the extent such VAT is recoverable or creditable), in each case to the extent the obligation therefor was created by the Company or the Shareholders prior to Closing and was not paid prior to the Closing. “Transaction Payroll Tax” means, with respect to any Change of Control Payments, the employer portion of any payroll Taxes or national insurance contributions payable as a result of the payment of such Change of Control Payment. “Transaction Documents” means the Agreement, the Escrow Agreement and any other documents contemplated therein. “Transaction Proposal” means any inquiry, proposal or offer from any Person relating to, or that would reasonably be expected to lead to, any (i) direct or indirect acquisition or sale of substantial assets of the Company, (ii) transaction which would result in a change in the capitalization of the Company as of the date hereof, including any sale or issuance of any Company Capital Stock to any Person, (iii) license or grant of rights to any third party for any of the Company Intellectual Property or (iv) direct or indirect acquisition or sale of any Company Capital Stock (whether through a share purchase, merger, consolidation, business combination, recapitalization or similar transaction involving the Company), in each case other than the Transactions. “Transactions” means the Acquisition and the other transactions contemplated by this Agreement and the Transaction Documents. “Transfer Agent” means Equiniti Trust Company. 30

“Transfer Taxes” means any statutory, governmental, federal, state, local, municipal, foreign, and other transfer, documentary, real estate transfer, land and buildings transaction, mortgage recording, sales, use, stamp, registration, value-added, and other similar Taxes, and all conveyance fees, recording charges, and other fees and charges (including any penalties and interest) incurred in connection with the Transactions. “U.S.” means the United States of America, its territories and possessions, including Puerto Rico. “U.S. GAAP” means United States generally accepted accounting principles, consistently applied. “U.S. Launch Milestone (AD)” means the first sale of a Milestone Product in the U.S. for monetary value by a Milestone Party to a third party end user or third party distributor (for the purposes of commercial distribution) following written receipt of Regulatory Approval by the FDA (excluding any accelerated, conditional or contingent approval) for such Milestone Product with an Atopic Dermatitis Indication for Use. Sales prior to receipt of such FDA approval, such as so-called “treatment IND sales”, “named patient sales”, and “compassionate use sales”, shall not be construed as a first sale. If a Milestone Party has effected a first sale of a Milestone Product in the U.S. for monetary value to a third party end user or third party distributor (for the purposes of commercial distribution) following receipt of an accelerated, conditional or contingent approval, then the U.S. Launch Milestone (AD) shall be deemed to have been achieved upon the earlier of (i) written notice of conversion by the FDA of the accelerated, conditional or contingent approval to a traditional, non- conditional or non-contingent approval, or (ii) the achievement of cumulative Net Sales of such Milestone Product by the Milestone Parties of $[***] or more. “U.S. Launch Milestone (Second Indication)” means the first sale of a Milestone Product in the U.S. for monetary value by a Milestone Party to a third party end user or third party distributor (for the purposes of commercial distribution) following written receipt of Regulatory Approval by the FDA (excluding any accelerated, conditional or contingent approval) for such Milestone Product with an “indication for use” for a Qualifying Second Indication. Sales prior to receipt of such FDA approval, such as so-called “treatment IND sales”, “named patient sales”, and “compassionate use sales”, shall not be construed as a first sale. If a Milestone Party has effected a first sale of a Milestone Product in the U.S. for monetary value to a third party end user or third party distributor (for the purposes of commercial distribution) following receipt of an accelerated, conditional or contingent approval, then the U.S. Launch Milestone (Second Indication) shall be deemed to have been achieved upon the earlier of (i) written notice of conversion by the FDA of the accelerated, conditional or contingent approval to a traditional, non-conditional or non-contingent approval, or (ii) the achievement of cumulative Net Sales of such Milestone Product by the Milestone Parties of $[***] or more. “U.S. Sellers” means each of Andrew Szymanski and Talbot Stark. “Valid Claim” means (i) a claim of an issued and unexpired United States patent within the Specified Registered Company IP that has not been held invalid or unenforceable by a court or other appropriate governmental body of competent jurisdiction in a ruling that is unappealed or unappealable within the time allowed for appeal and which claim has not been 31 abandoned, disclaimed, surrendered, denied or admitted to be invalid or unenforceable through reissue, re-examination, an inter partes proceeding, post-grant review, opposition, disclaimer or otherwise and (ii) a claim of a pending United States patent application within the Specified Registered Company IP, subject to such claim or substantially equivalent claims having not been pending more than six (6) years from the earliest date on which such patent application claims priority and which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken. “WCS Beneficiaries” means the seventy nine (79) individuals on whose behalf the WCS Nominee holds the legal title to the aggregate number of Ordinary Shares as are set out opposite WCS Nominee’s name in column (4)(ii) of Schedule I. “WCS Nominee ” means WCS Nominees Limited, a private company limited by shares, incorporated and registered in England and Wales with company number 06002307 whose registered office is 4th Floor, 50 Mark Lane, London EC3R 7QR, United Kingdom. The following defined terms are defined in the body of this Agreement in the Sections indicated: Term Section Adjusted Closing Payment Amount ................................................................................................................... Section 2.11(g) Agreement .....................................................................................................................................................................Caption Allocation Notice ................................................................................................................................................. Section 2.8(g) Annual Net Sales Contingent Payment Notice .................................................................................................... Section 2.9(b) Buyer..............................................................................................................................................................................Caption Buyer Indemnified Party ...................................................................................................................................... Section 9.2(a) Closing ................................................................................................................................................................... Section 2.4 Closing Statement .............................................................................................................................................. Section 2.11(a) Company ........................................................................................................................................................................Caption Company Plan .................................................................................................................................................... Section 5.19(a) Confidential Company Information ................................................................................................................... Section 5.15(h) Confidential Information ..................................................................................................................................... Section 7.7(b) Deductible ........................................................................................................................................................... Section 9.4(a) Development and Regulatory Plan .................................................................................................................... Section 5.21(h) Disclosure Letter ........................................................................................................................................................... Article 4 Dispute Notice ................................................................................................................................................... Section 2.11(b) Disputed Item .................................................................................................................................................... Section 2.11(b) Escrow Agreement............................................................................................................................................. Section 2.12(a) Escrow Fund ...................................................................................................................................................... Section 2.12(a) Estimated Change of Control Payments .......................................................................................................... Section 2.5(a)(ii) Estimated Closing Cash .................................................................................................................................... Section 2.5(a)(ii) Estimated Closing Current Liabilities .............................................................................................................. Section 2.5(a)(ii) Estimated Closing Indebtedness ...................................................................................................................... Section 2.5(a)(ii) Estimated Closing Payment Amount ............................................................................................................... Section 2.5(a)(ii) Estimated Closing Tax Liabilities ...................................................................................................................... Section 2.5(a)(ii) Estimated Transaction Expenses ..................................................................................................................... Section 2.5(a)(ii) Excess Payment ................................................................................................................................................. Section 2.11(k) Financial Statements ............................................................................................................................................... Section 5.9 Gratuity .............................................................................................................................................................. Section 5.28(a) IHTA 1984 .......................................................................................................................................................... Section 5.17(u) Indemnified Party ................................................................................................................................................ Section 9.3(a) 32

Individual Claim Threshold ................................................................................................................................... Section 9.4(a) IT Assets.............................................................................................................................................................. Section 5.15(l) Leased Real Property .......................................................................................................................................... Section 5.13(b) Legal Restraints .................................................................................................................................................... Section 3.1(b) Material Claims .................................................................................................................................................... Section 9.3(e) Material Contract ............................................................................................................................................... Section 5.14(a) Material Milestone Product and Trial Information ............................................................................................... Section 5.22(a) Milestone Notice ................................................................................................................................................. Section 2.8 (d) Milestone Payment ............................................................................................................................................. Section 2.8 (a) Milestone Payment Note .................................................................................................................................... Section 2.8 (g) Milestone Payment Notes .................................................................................................................................. Section 2.8 (d) Most Recent Balance Sheet Date .............................................................................................................................. Section 5.9 Non-Qualified Loss ............................................................................................................................................... Section 9.4(a) Pending Claim ........................................................................................................................................................ Section 9.11 Pending Claim Reserve ........................................................................................................................................... Section 9.11 Phantom PAYE Payment ......................................................................................................................................... Section 9.11 Pre-Closing Period ................................................................................................................................................ Section 7.1(a) Pre-Closing Statement ...................................................................................................................................... Section 2.5(a)(ii) PTO .................................................................................................................................................................... Section 5.15(b) Purchased Shares ........................................................................................................................................................... Recitals Real Property ..................................................................................................................................................... Section 5.13(a) Regulation D ........................................................................................................................................................ Section 4.6(a) Regulation S ......................................................................................................................................................... Section 4.6(a) Released Claims ................................................................................................................................................... Section 8.5(a) Released Parties ................................................................................................................................................... Section 8.5(a) Releasing Party..................................................................................................................................................... Section 8.5(a) Representative Losses .............................................................................................................................................. Section 2.7 Resolution Period ............................................................................................................................................... Section 2.11(d) Restrictive Covenant Agreements ................................................................................................................................... Recitals Retained Claims ................................................................................................................................................... Section 8.5(b) Review Board ....................................................................................................................................................... Section 5.6(b) Rule 144 .............................................................................................................................................................. Section 4.6(c) Seller ............................................................................................................................................................................. Caption Seller Indemnified Party ....................................................................................................................................... Section 9.3(a) Sellers ............................................................................................................................................................................ Caption Shareholders’ Representative ................................................................................................................................... Section 2.7 Third Party Claim ................................................................................................................................................. Section 9.5(b) Unresolved Items ............................................................................................................................................... Section 2.11(e) Update Report ..................................................................................................................................................... Section 2.8(h) VATA................................................................................................................................................................... Section 5.17(f) Section 1.2. Descriptive Headings; Certain Interpretations. (a) The table of contents and headings contained in this Agreement are for reference purposes only and shall not control or affect the meaning or construction of this Agreement. (b) Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) “or” has the inclusive meaning represented by the phrase “and/or”; (ii) “include”, “includes” and “including” are not limiting; 33

(iii) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) “date hereof” refers to the date of this Agreement set forth in the preamble; (v) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (vi) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (vii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (viii) references to a Person are also to its permitted successors and assigns; (ix) references to an “Article”, “Section”, “Subsection”, “Exhibit” or “Schedule” refer to an Article of, a Section or Subsection of, or an Exhibit or Schedule to, this Agreement; (x) words importing the masculine gender include the feminine or neuter and, in each case, vice versa; (xi) “day” or “days” refers to calendar days; (xii) “$” or “dollars” means the lawful money of the United States of America; (xiii) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules or regulations occurs, before or, only with respect to events or developments occurring or actions taken or conditions existing after the date of such amendment, modification or issuance, after the date of this Agreement, but only to the extent such amendment or modification, to the extent it occurs after the date hereof, does not have a retroactive effect; (xiv) the term “made available” means, with respect to any document, that such document was in the Data Room at the close of business two Business Days prior to the date hereof; (xv) the language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto; 34

(xvi) references to any legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any other legal concept shall, in respect of any jurisdiction other than the State of New York, be deemed to include the legal concept which most nearly approximates in that jurisdiction to such legal term in the State of New York. For the purpose of construction, the references to any statutory provision enacted, or accounting principles applying, in the State of New York shall include references to any corresponding provision in the local legislation and (where relevant) to generally accepted accounting principles in such locality provided that the application of the foregoing sentence shall not have the effect of increasing or extending the scope of any provision of this Agreement; and (xvii) where any sum, amount or liability denominated in one currency as at a particular date is to be translated into another currency on such date for the purpose of interpreting or giving effect to this Agreement or for making payments due and payable under the terms of this Agreement, the prevailing Bank of England daily foreign currency spot exchange rate published on the Bank of England website at https://www.bankofengland.co.uk/statistics/exchange-rates, as at the date falling two (2) Business Days prior to the required time of such translation of payment (as applicable) shall apply (or such other exchange rate as the Company (prior to Closing) or the Shareholders’ Representative (after Closing) and the Buyer may agree in writing). Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provision. ARTICLE 2 PURCHASE AND SALE OF PURCHASED SHARES; CLOSING; CONSIDERATION Section 2.1. Purchase and Sale of Purchased Shares. At the Closing, subject to the terms and to the satisfaction or waiver of the conditions of this Agreement, each of the Sellers shall sell, transfer, assign, convey and deliver the legal and beneficial title to the Purchased Shares set out opposite its/his/her name in section 5.4(b) of the Disclosure Letter to Buyer and Buyer shall purchase and accept the Purchased Shares from the Sellers, free and clear of all Liens (other than Permitted Liens), with all rights, including dividend and voting rights, attached or accrued to them on or after the Closing. Section 2.2. No Partial Sale. Buyer shall have no obligation to complete the sale and purchase of any Purchased Shares pursuant to Section 2.1 unless the sale and purchase of all the Purchased Shares is completed simultaneously. Section 2.3. Waiver. Each Seller hereby irrevocably consents to, and waives (or, where this waiver would not be sufficient, agrees to procure the waiver of) all rights of preemption, rights of first refusal, veto rights and such other similar rights which it/he/she/they may have had and/or may have (at any time) relating to, the Purchased Shares (and that may have as otherwise prohibit, restrict or impair, the transfer of the Purchased Shares to Buyer in accordance with this Agreement), and the transfer thereof to Buyer at the Closing, (pursuant to the Constitutive 35

Documents of the Company or otherwise) and hereby consents to the transfer of the Purchased Shares to Buyer and to the allocation of the Aggregate Consideration (as applicable) as between the Sellers in accordance with the terms of this Agreement, which shall take precedent over any understanding or arrangement howsoever arising to the contrary. Section 2.4. Closing. The closing of the Transactions (the “Closing”) shall occur remotely via the electronic exchange of documents and signature pages at 10:00 a.m., London time, on the date that is two (2) Business Days, following satisfaction (or, to the extent permitted, the waiver) of all conditions set forth in ARTICLE 3 (other than those that by their nature are to be satisfied at the Closing, but subject to satisfaction of all such conditions), or at such other place, time and date as may be agreed by Buyer and the Company. Section 2.5. Actions in Connection with the Closing. (a) No later than two (2) Business Days prior to the Closing Date, if necessary and required, the Company shall deliver to Buyer an amended Schedule I containing all corrections necessary to make Schedule I true, complete and correct in all respects on and as of the Closing Date, together with a certificate, executed by a director of the Company on behalf of the Company, certifying that such amended Schedule I is true, complete and correct in all respects on and as of the Closing Date. (b) On or before the date of this Agreement the Company has delivered to the Buyer a statement (the “Pre-Closing Statement”), certified by a director of the Company on behalf of the Company, setting forth in reasonable detail the Company’s good faith estimates of: (A) the amount of the Closing Cash (the “Estimated Closing Cash”), (B) the amount of Transaction Expenses (the “Estimated Transaction Expenses”), (C) the amount of Closing Indebtedness (the “Estimated Closing Indebtedness”), (D) the amount of Closing Tax Liabilities (the “Estimated Closing Tax Liabilities”), (E) the amount of the Change of Control Payments (the “Estimated Change of Control Payments”), (F) the amount of Closing Current Liabilities (the “Estimated Closing Current Liabilities”) and (G) the Closing Payment Amount (the “Estimated Closing Payment Amount”). (c) At the Closing, the Company and each of the Sellers, as applicable, shall deliver to Buyer each of the following: (i) Company Share Certificate. A draft share certificate from the Company, in agreed form, representing the Purchased Shares to be issued by the Company in favour of the Buyer; and (ii) Seller Share Certificate. The share certificate(s) issued by the Company representing all of the Purchased Shares (other than the Conversion Shares) held by such Seller (provided, that, if such Seller cannot deliver such original share certificate(s) he/she/it/they shall instead deliver to Buyer (or its nominee) an indemnity in respect of any lost share certificate(s) in customary form), except that it is acknowledged that no share certificates shall be issued in respect of the Purchased Shares issued following exercise of the Company Options or conversion of the loans under Convertible Loan Agreement and 36 so no share certificate or indemnity for lost share certificate shall be delivered in respect of such Purchased Shares; and (iii) Stock Transfer Forms. Duly executed stock transfer(s) form in favor of Buyer, in agreed form, on behalf of such Seller transferring such Seller’s Purchased Shares to Buyer (or its nominee). (iv) Resignations. Copies of the resignations of each director and officer of the Company (other than any such resignations which Buyer designates, by written notice to the Company, as unnecessary), in agreed form and executed as deeds, resigning as directors of the Company and acknowledging that he or she has no Action against the Company for breach of contract, loss of office, redundancy, compensation, payment or repayment of loans or otherwise and effective as of the Closing. (v) Escrow Agreement. The Escrow Agreement duly executed and delivered by the Shareholders’ Representative. (vi) Payoff Letters. Appropriate payoff letters, or final invoices, in respect of any Closing Indebtedness and any Transaction Expenses, in form and substance reasonably satisfactory to Buyer, and the Company shall have made arrangements reasonably satisfactory to Buyer for the payees of any such Closing Indebtedness or Transaction Expenses to deliver any related Lien releases and related documentation, as applicable, to the Company or Buyer at the Closing. (vii) Restrictive Covenant Agreements. The Restrictive Covenant Agreements duly executed and delivered by each of Philip Huxley and Rebecca Ashfield, which agreements shall be valid and binding obligations of each Seller party thereto on the Closing Date and each of the parties thereto (other than the Buyer) shall have performed or complied in all material respects with all covenants, agreements and obligations required by such applicable agreements to be performed or complied with by such persons on or before the Closing Date. (viii) Powers of Attorney. Duly executed powers of attorney from each Seller in substantially the form attached hereto as Exhibit D appointing Buyer (or its nominee) as their attorney with effect from the Closing in respect of the exercise of all rights attaching to the Purchased Shares (including but not limited to the voting rights attaching to its Purchased Shares) pending only Buyer (or its nominee) being registered as the holder thereof. These powers of attorney are given to secure the proprietary interests of Buyer in the Purchased Shares with effect from Closing and are irrevocable unless revoked with the prior written consent of Buyer. Such power of attorney shall terminate (without prejudice to anything done by Buyer before termination) on the date on which Buyer (or its nominee) is entered in the register of members of the Company as the legal holder of the relevant Purchased Shares. (ix) Investor Majority Consent. A duly executed Investor Majority Consent in agreed form approving the Transactions and the entry into this Agreement by the Company. 37

(x) Option Holders: From each Seller who is an Optionholder (i) a signed notice to the Company (in agreed form) exercising such Option Holder’s Company Option(s) in accordance with the terms of such Company Option(s) as of immediately prior to, but subject to the occurrence of, the Closing; and (ii) if such Seller is or was also a director or employee of the Company or Affiliate, a timely and duly executed election in accordance with Section 431 of ITEPA 2003 in respect of the Purchased Shares acquired by him/her on exercise of his/her Company Option(s). (xi) Convertible Loan Holders. From each Seller that is a Convertible Loan Holder, a signed notice to the Company (in the agreed form) that its loan made pursuant to the Convertible Loan Agreement shall convert into Company A Ordinary Shares in accordance with the terms of the Convertible Loan Agreement as of immediately prior to, but subject to the occurrence of, the Closing (and not be repaid or otherwise redeemed, except for the CLA Interest which the Buyer will procure is repaid (less any Tax the is required to be deducted or withheld therefrom) by or on behalf of the Company in cash on the Closing Date). (xii) Section 431. From each Seller that is a director or employee of the Company or Affiliate, a timely and duly executed election in accordance with Section 431 of ITEPA 2003 in respect of the Buyer Shares acquired or to be acquired by him/her. (xiii) Deeds of Surrenders. The Deeds of Surrender duly executed and delivered by the Company with the relevant Phantom Seller. (xiv) Books and Records. All minute books and statutory books and registers of the Company (including the register of members, the register of people with significant control (PSC Register), all certificates of incorporation, articles of association, other Constitutive Documents and (if applicable) common seal(s)) duly written up to date shall have been delivered to Buyer or confirmation in writing that the same is in the possession of the Company as at Closing. (xv) Webfiling. The e-mail address, security code and webfiling authentication code used by the Company in making web-filings with the UK Registrar of Companies. (xvi) Other Documentation. A copy of the signed written resolutions of the Board of Directors of the Company approving: (A) the matters set out in Section 5.3; and (B) the changes to the Company’s details, including, without limitation, (I) the resignations of each outgoing director and officer of the Company with effect from Closing and the appointment of each of Scott Burrows, Patrick Burnett and Matthew Moore as directors of the Company with effect immediately following Closing, (II) the registered office (as notified to the Company’s Solicitors prior to Closing), (III) the issuance by the Company to Buyer immediately following Closing and the payment of stamp duty of a share certificate representing the Purchased Shares, (IV) the registration of Buyer (or its nominee) as the holder 38 of the Purchased Shares in the Company’s register of members and statutory books as soon as possible following Closing (subject only to the stock transfer forms transferring the Purchased Shares to Buyer being duly stamped), and (V) the making of all other entries in the Company’s corporate records and registers as may be necessary. (d) At the Closing, the Buyer shall deliver to the Company and each of the Sellers each of the following: (i) Escrow Agreement. The Escrow Agreement duly executed by Buyer and the Escrow Agent. (ii) Nasdaq Listing. Evidence that the Buyer has provided the notice to Nasdaq contemplated by Section 3.2(d). (iii) Stock Consideration. Evidence that Buyer has instructed its Transfer Agent to issue the Buyer Shares to be issued at Closing pursuant to Sections 2.5(g)(i)(B), 2.5(f)(i)(D) 2.5(f)(i)(F) in book-entry form in the name of the applicable Sellers, allocated among the applicable Sellers as set forth in the Schedule I. (iv) Willingness to Act Letters. From each incoming director of the Company being appointed at Closing, a duly signed letter expressing his or her willingness to act as a director of the Company. (e) At the Closing, the Company shall deliver to the Buyer and each Convertible Loan Holder from whom tax has been withheld on the payment of the CLA Interest a certificate of tax deduction under section 975 of the Income Tax Act 2007 in respect of their Individual Withholding Tax Liability. (f) Any documents and items delivered on or prior to the Closing Date pursuant to Section 2.5(b) and Section 2.5(c) will be held by the recipient to the order of the person delivering them until such time as (i) all of the documents and items required to be delivered on or prior to the Closing Date in accordance with Section 2.5(b) and Section 2.5(c) have been delivered (or the delivery thereof has been waived by the person entitled to receive such document or item), and (ii) the conditions set forth in Section 3.1, 3.2 and 3.3 have either been satisfied or waived (so far as is permitted under applicable Law) as of the Closing Date, at which point all such documents and items will be released at the Closing (but subject to the occurrence of the Closing), without any further action being required of any of the Sellers, Buyer or the Company. Any documents and items delivered on or prior to the Closing Date pursuant to Section 2.5(d) will be held by the recipient to the order of the person delivering them until such time as (i) all of the documents and items required to be delivered on or prior to the Closing Date in accordance with Section 2.5(d) have been delivered (or the delivery thereof has been waived by the person entitled to receive such document or item), and (ii) the conditions set forth in Sections 3.1, 3.2 and 3.3 have either been satisfied or waived (so far as is permitted under applicable Law) as of the Closing Date, at which point all such documents and items will be released at the Closing (but subject to the occurrence of the Closing), without any further action being required of any of the Sellers, Buyer or the Company. 39

(g) At the Closing, Buyer shall, in each case in accordance with Schedule I: (i) (A) pay or cause to be paid to the Paying Agent for the benefit of each holder of a Company A Ordinary Share, in respect of each such Company A Ordinary Share, an amount in cash, without interest, equal to the Per Share Closing Payment Amount, by wire transfer of immediately available funds to the Paying Agent’s Account; (B) issue to each holder of a Company A Ordinary Share, in respect of each such Company A Ordinary Share, a number of Buyer Shares equal to the Per Share Closing Issuance Amount, in book-entry form, and Buyer shall instruct the Transfer Agent to register such issuance in the name of such holder of Company A Ordinary Shares in the share register of Buyer at the time of such issuance, together with book-entry notations containing applicable U.S. securities law restrictions and legends; (C) pay or cause to be paid to the Paying Agent for the benefit of each holder of a Company Ordinary Share, in respect of each such Company Ordinary Share (disregarding those Company Ordinary Shares issued on exercise of any Company Option and the Company Ordinary Shares subject to any Phantom Bonus), an amount in cash, without interest, equal to the Per Share Closing Payment Amount, by wire transfer of immediately available funds to the Paying Agent’s Account; (D) issue to each holder of a Company Ordinary Share, in respect of each such Company Ordinary Share (disregarding those Company Ordinary Shares issued on exercise of any Company Option and the Company Ordinary Shares subject to a Phantom Bonus), a number of Buyer Shares equal to the Per Share Closing Issuance Amount, in book-entry form, and Buyer shall instruct the Transfer Agent to register such issuance in the name of such holder of Company Ordinary Shares in the share register of Buyer at the time of such issuance, together with book-entry notations containing applicable U.S. securities law restrictions and legends; (E) pay or cause to be paid to the Paying Agent for the benefit of each Option Holder which is a Conversion Seller, in respect of each Company Ordinary Share issued pursuant to the exercise of a Company Option held by such Option Holder, an amount in cash, without interest, equal to the Per Share Closing Payment Amount less: (i) the Share Option Per Share Exercise Price; and (ii) the Share Option Per Share Tax Liability, by wire transfer of immediately available funds to the Paying Agent’s Account; (F) issue to each Option Holder which is a Conversion Seller, in respect of each Company Ordinary Share issued pursuant to the exercise of a Company Option held by such Option Holder, a number of Buyer Shares equal to the Per Share Closing Issuance Amount, in book-entry form, and Buyer shall instruct the Transfer Agent to register such issuance in the name of such Option Holder in the share register of Buyer at the time of such issuance, together with book-entry notations containing applicable U.S. securities law restrictions and legends; (G) procure that the Company pays to the Paying Agent for the benefit of each Phantom Seller, in respect of each Phantom Share, an amount in cash, 40 without interest, equal to the Phantom Per Share Closing Payment Amount less any applicable Phantom Per Share Tax Liability, by wire transfer of immediately available funds to the Paying Agent’s Account; (H) procure that the Company pays to the Paying Agent for the benefit of each of the Sellers (other than the Phantom Sellers), an amount in cash, without interest, equal to the Aggregate Fractional Entitlement, by wire transfer of immediately available funds to the Paying Agent’s Account; (ii) deposit, or cause to be deposited, the Closing Shareholders’ Representative Reserve Payment with the Shareholders’ Representative, by wire transfer of immediately available funds to the account designated in writing to Buyer by the Shareholders’ Representative (such designation to be made at least five (5) Business Days prior to the Closing Date); (iii) deposit, or cause to be deposited, the Escrow Amount with the Escrow Agent, by wire transfer of immediately available funds to the account set forth in the Escrow Agreement, which amount shall be held in the Escrow Fund by the Escrow Agent pursuant to the Escrow Agreement; (iv) procure that the Company repays, by wire transfer of immediately available funds to the Paying Agent’s Account for the benefit of the relevant recipients, the amounts required to repay all Closing Indebtedness (less any Tax the is required to be deducted or withheld from the CLA Interest which shall be duly remitted to the applicable Taxing Authority by the Company as required by law) and any Transaction Expenses, in each case as specified in appropriate payoff letters, final invoices or pursuant to the terms of the Convertible Loan Agreement in form and substance reasonably satisfactory to Buyer; and (v) deposit, or cause to be deposited, to the Company to the account designated in writing to Buyer by the Company (such designation to be made at least five (5) Business Days prior to the Closing Date) at the instruction of and on behalf each Option Holder which is a Conversion Seller and each Phantom Seller of an amount equal to: (A) in respect of each relevant Option Holder only, the Aggregate Share Option Exercise Price to be retained by the Company in satisfaction of each relevant Option Holder’s obligation to pay the exercise price pursuant to the terms of the Share Option; and (B) the Aggregate Share Option Tax Liability and the Aggregate Phantom Tax Liability (where relevant). (h) In respect of Section 2.5(g)(i), after Closing the Shareholders’ Representative shall direct the Paying Agent to remit: (i) for the benefit of each Seller in accordance with the relevant Seller’s payment instructions (as provided by that Seller to the Company and the Shareholders’ Representative), from the amounts received into the Paying Agent’s Account pursuant to 41

Section 2.5(g)(i), its/his/her allocation of the relevant portion of the Aggregate Consideration as set out in Schedule I; and (ii) for the benefit of each recipient of any payment of Indebtedness or Transaction Expenses, from the amounts received into the Paying Agent’s Account pursuant to Section 2.5(f)(iv), the relevant amount due to each recipient of such Closing Indebtedness or Transaction Expenses. (i) In respect of Section 2.5(g)(i), Buyer shall be permitted to rely, without further inquiry, on Schedule I (as amended pursuant to Section 2.5(a)(i)) in delivering any cash payments or Buyer Shares to the Sellers under this Agreement. Buyer shall: (i) have no obligation to procure that any amounts paid to the Paying Agent’s Account and/or the accounts designated to Buyer in writing by the Company, in each case in accordance with Section 2.5(g)(i), are distributed to the Sellers, which shall be the responsibility of the Sellers with the cooperation of the Shareholders’ Representative after Closing; (ii) not be concerned by any apportionment or allocation of such amounts as are so distributed to the Sellers at the instruction of the Sellers (or Shareholders’ Representative after Closing); and (iii) have no liability or obligation to any Party or any Seller should such apportionment or allocation be incorrect, and upon payment by Buyer to the Paying Agent’s Account and/or the accounts designated to Buyer in writing by the Company, in each case in accordance with Section 2.5(g)(i), Buyer shall be absolutely discharged from any and all obligations to make any payment thereunder or to allocate between, or procure the remittance by either the Paying Agent, the Company or the Shareholders’ Representative (after the Closing) to, the Sellers of the payment so made. (j) As soon as practicable following Closing (and in any event no later than five (5) Business Days after Closing), Buyer shall cause the Company to: (i) pay any Closing Current Liabilities, Closing Indebtedness, Transaction Expenses, and Change of Control Payments, in each case when due and to the extent not paid by or on behalf of the Company at or prior to the Closing; provided that prior to paying, or causing to be paid, any such Closing Indebtedness, Transaction Expenses, or Change of Control Payments, Buyer shall have received the applicable payoff letters, final invoices or pursuant to the terms of the Convertible Loan Agreement (as applicable) referenced in Section 2.5(b)(vii); and (ii) duly and properly remit the Aggregate Share Option Tax Liability, the Aggregate Phantom Tax Liability, any Tax withheld from the payment of the Employee Bonus and the Aggregate Withholding Tax Liability to HMRC or such other applicable Taxing Authorities in satisfaction of the relevant Sellers’ Individual Share Option Tax Liabilities, the relevant Sellers’ Individual Phantom Tax Liabilities and/or the Individual Withholding Tax Liability of the relevant Convertible Loan Holder and, at the same time, duly and properly remit the Company Phantom Tax Liability to HMRC or such other applicable Taxing Authorities. 42

Section 2.6. Paying Agent. (a) After the Closing Date, the Shareholders’ Representative may, by written notice to Buyer, notify Buyer of the details of such alternative person as the Shareholders’ Representative may elect (on behalf of the Sellers) to nominate as a new Paying Agent (in substitution of the person previously nominated as Paying Agent) which person shall thereafter become the “Paying Agent” for the purposes of this Agreement, with effect from the date of Buyer’s receipt of such notice. The Shareholders’ Representative shall, in such notice, include details of the bank account of such new Paying Agent into which Aggregate Consideration payments shall thereafter be made (which account shall become the “Paying Agent’s Account” for the purposes of this Agreement with effect from the date of Buyer’s receipt of such notice). (b) If at any time during the period after Closing in which the payment of Contingent Payments remains a possibility under this Agreement no Paying Agent is appointed, the Shareholders’ Representative shall promptly upon written notice from the Buyer that a Contingent Payment has become due and payable procure that a Paying Agent has been appointed to receive any payment of Aggregate Consideration to be made under this Agreement and shall keep the Buyer informed of the identity of the Paying Agent and the details of the Paying Agent’s Account. Section 2.7. Shareholders’ Representative. (a) Each Seller hereby irrevocably approves the constitution and appointment of, and hereby irrevocably constitutes and appoints Shareholder Representative Services LLC, as of the Closing, as the sole, exclusive, true and lawful agent, representative and attorney-in-fact of all Sellers and each of them (“Shareholders’ Representative ”) with authority, for and on behalf of each Seller to take such actions and exercise such discretions as may be required with respect to any and all matters relating to, arising out of, or in connection with, this Agreement and any related document or instrument in accordance with the terms of the engagement letter between LifeArc, Future Fund, Andrea Mica, Philip Huxley and Shareholders’ Representative entered into on or before Closing, including but not limited to for purposes of taking any action or omitting to take any action on behalf of the Sellers hereunder to: (i) act for the Sellers with regard to all matters pertaining to indemnification under this Agreement, including the power to defend, compromise, or settle any claims and to otherwise prosecute or pursue any litigation claims, and the payment or non-payment of any of the Escrow Amount; (ii) execute and deliver all amendments, waivers, ancillary agreements, certificates and documents that the Shareholders’ Representative deems necessary or appropriate in connection with the consummation of the Transactions; (iii) make payments of funds and give receipts for funds; (iv) do or refrain from doing any further act or deed on behalf of the Sellers that the Shareholders’ Representative deems necessary or appropriate in its discretion relating to the subject matter of this Agreement as fully and completely as the Sellers could do if personally present; 43

(v) give any written direction to the Escrow Agent on behalf of the Sellers; (vi) agree to, negotiate, enter into settlements and compromises of and comply with court orders with respect to claims for indemnification made by the Buyer; (vii) give or receive notices to be given or received by the Sellers under the Transaction Documents; and (viii) receive service of process in connection with any claims under the Transaction Documents. After Closing, all actions, notices, communications and determinations by or on behalf of the Sellers shall be given or made by the Shareholders’ Representative and all such actions, notices, communications and determinations by the Shareholders’ Representative shall conclusively be deemed to have been authorized by, and shall be binding upon, any of and all Sellers, and no Seller shall have the right to object, dissent, protest or otherwise contest the same. (b) If the Shareholders’ Representative resigns, dies or becomes legally incapacitated, then a majority of the Sellers, based on their Pro Rata Percentages, promptly shall designate in writing to Buyer a single individual to fill the Shareholders’ Representative vacancy as the successor Shareholders’ Representative hereunder. If at any time there shall not be a Shareholders’ Representative or the Sellers fail to designate a successor Shareholders’ Representative, then Buyer may have a court of competent jurisdiction appoint a Shareholders’ Representative hereunder. A majority of the Sellers, based on their Pro Rata Percentages, may also replace the Person serving as the Shareholders’ Representative from time to time and for any reason upon at least ten days’ prior written notice to Buyer. (c) The Shareholders’ Representative shall act for the Sellers on all of the matters set forth in this Agreement in the manner the Shareholders’ Representative reasonably believes to be in the best interest of the Sellers. The Shareholders’ Representative is authorized to act on behalf of the Sellers notwithstanding any dispute or disagreement among the Sellers. In taking any actions as Shareholders’ Representative, the Shareholders’ Representative may rely conclusively, without any further inquiry or investigation, upon any certification or confirmation, oral or written, given by any Person the Shareholders’ Representative reasonably believes to be authorized thereunto. The Shareholders’ Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Shareholders’ Representative. Except for this Agreement, the Shareholders’ Representative has not entered into any Contract, arrangement or understanding with the Company or any Seller, and the Sellers do not have any requirements, prerequisites or veto rights in connection with the Shareholders’ Representative’s fulfillment of its obligations or exercise of its rights under this Agreement. (d) The Shareholders’ Representative will incur no liability in connection with its services pursuant to this Agreement and any related agreements except to the extent resulting from its fraud, gross negligence or willful misconduct. The Shareholders’ Representative shall not be liable for any action or omission pursuant to the advice of counsel. The Sellers shall indemnify 44 the Shareholders’ Representative against any reasonable, documented, and out-of-pocket losses, liabilities and expenses (“Representative Losses”) arising out of or in connection with this Agreement and any related agreements, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been caused by the fraud, gross negligence or willful misconduct of the Shareholders’ Representative, the Shareholders’ Representative will reimburse the Sellers the amount of such indemnified Representative Loss to the extent attributable to such fraud, gross negligence or willful misconduct. Representative Losses may be recovered by the Shareholders’ Representative from (i) the funds in the Shareholders’ Representative Reserve and (ii) any other funds that become payable to the Sellers under this Agreement at such time as such amounts would otherwise be distributable to the Sellers; provided, that while the Shareholders’ Representative may be paid from the aforementioned sources of funds, this does not relieve the Sellers from their obligation to promptly pay such Representative Losses as they are suffered or incurred. In no event will the Shareholders’ Representative be required to advance its own funds on behalf of the Sellers or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions on, or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Sellers set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Shareholders’ Representative hereunder. The foregoing indemnities will survive the Closing, the resignation or removal of the Shareholders’ Representative or the termination of this Agreement. (e) The Shareholders’ Representative shall treat confidentially any nonpublic information disclosed to it pursuant to this Agreement and shall not use such nonpublic information other than in the performance of its duties as the Shareholders’ Representative. In addition, notwithstanding anything to the contrary, the Shareholders’ Representative shall not disclose any nonpublic information disclosed to it pursuant to this Agreement to anyone except as required by Law; provided that (i) the Shareholders’ Representative may disclose such nonpublic information to the Shareholders’ Representative’s legal counsel and other advisors under an obligation of confidentiality and non-use in its capacity as such (for the purposes of the Shareholders’ Representative fulfilling its obligations in respect of this Agreement), (ii) the Shareholders’ Representative (or legal counsel or other advisor to whom information is disclosed pursuant to clause (i) above) may disclose such nonpublic information in any Action relating to this Agreement or the Transactions (or, in either case, discussion in preparation therefor) any information disclosed to the Shareholders’ Representative pursuant to this Agreement and (iii) the Shareholders’ Representative may disclose to any Seller any information disclosed to it, in each case who have a need to know such information, provided that such persons are subject to confidentiality obligations with respect thereto. (f) Buyer shall be entitled to rely on the authority of the Shareholders’ Representative (as evidenced by an instrument in writing signed by the Shareholders’ Representatives) as the agent, representative and attorney-in-fact of the Sellers for all purposes under this Agreement after Closing and shall have no Liability for any such reliance. No Seller may revoke the authority of the Shareholders’ Representative. Each Seller hereby ratifies and confirms, and hereby agrees to ratify and confirm, any action taken by the Shareholders’ Representative in the exercise of the power-of-attorney granted to the Shareholders’ Representative pursuant to this Section 2.7, which power-of-attorney, being coupled with an interest, is irrevocable and shall survive the death, incapacity or incompetence of such Seller. 45

(g) The Shareholders’ Representative Reserve shall be maintained by the Shareholders’ Representative in a segregated account. The Shareholders’ Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. The Sellers shall not receive any interest or other earnings on the Shareholders’ Representative Reserve and the Sellers irrevocably transfer and assign to the Shareholders’ Representative any ownership right that they may otherwise have had in any such interest or earnings that may accrue on funds held in the Shareholders’ Representative Reserve. The Sellers acknowledge that the Shareholders’ Representative is not providing any investment supervision, recommendations or advice. The Shareholders’ Representative shall have no responsibility or liability for any loss of principal of the Shareholders’ Representative Reserve other than as a result of its gross negligence or willful misconduct. For Tax purposes, the Shareholders’ Representative Reserve shall be treated as having been received and voluntarily set aside by the Sellers at the time of Closing. The Shareholders’ Representative shall be reimbursed for reasonable out-of-pocket expenses incurred in the performance of its duties (including the reasonable fees and expenses of counsel) under this Agreement from the Shareholders’ Representative Reserve; provided that if the Shareholders’ Representative Reserve is insufficient to pay such expenses, then the Shareholders’ Representative shall be reimbursed directly from the Sellers. As soon as practicable following the completion of the Shareholders’ Representative’s responsibilities, the Shareholders’ Representative will deliver any amount remaining in the Shareholders’ Representative Reserve payable to the Sellers (after payment of all of the Shareholders’ Representative’s out-of-pocket expenses incurred in connection with its services as Shareholders’ Representative) to the Paying Agent for further distribution to the Sellers in accordance with Section 2.5(b) in an amount per Company Ordinary Share and Company A Ordinary Share equal to the applicable Per Share Shareholders’ Representative Reserve Release Amount,. The parties agree that the Shareholders’ Representative is not responsible for any tax reporting or withholding in connection with the Shareholders’ Representative Reserve. The Shareholders’ Representative Reserve shall not be available to Buyer to satisfy any claims hereunder. Section 2.8. Milestone Payments. (a) In addition to the Closing Payment Amount, as part of the Aggregate Consideration, the Sellers shall be entitled to certain additional contingent payments from Buyer after the Closing as set out in this Section 2.8 (each such additional payment, a “Milestone Payment”), subject to the terms and conditions of this Section 2.8. (b) Buyer shall pay, or cause to be paid, to each relevant Seller by way of (i) a Milestone Payment Note and/or (ii) a Contingent Phantom Bonus (in accordance with Section 2.8(n) below), as applicable, each Seller’s applicable share of each Milestone Payment described below (less any applicable (i) Contingent Payment Transaction Expenses; (ii) Company Contingent Phantom Tax Liability; and (iii) Contingent Payment Change of Control Payments) in the event (but solely in the event (except where sections 2.8(e) or 2.8(f) applies)) of the achievement of the corresponding Milestone: Milestone Milestone Payment 46

Phase I Initiation Milestone $[***] Phase II Initiation Milestone (AD) $[***] Phase III Initiation Milestone (AD) $[***] U.S. Launch Milestone (AD) $[***] Ex-U.S. Launch Milestone (AD) $[***] Phase II Initiation Milestone (Second Indication) $[***] Phase III Initiation Milestone (Second Indication) $[***] U.S. Launch Milestone (Second Indication) $[***] Ex-U.S. Launch Milestone (Second Indication) $[***] (c) Subject to Section 2.8(l), if the Buyer’s board of directors determines to permanently terminate or abandon all research and development efforts with respect to the Milestone Products (prior to achievement of all of the Milestones), the Buyer shall send written notice thereof to the Shareholders’ Representative (after the Closing) within [***] of such determination together with an explanation of the reasons for such termination and abandonment. (d) Buyer shall provide written notice to the Shareholders’ Representative of the achievement of any of the Milestones no later [***] after the occurrence thereof and (each such notice, a “Milestone Notice”). For the avoidance of doubt, each Milestone Payment shall be payable only once upon the first achievement of the corresponding Milestone and no amounts shall be due for subsequent or repeated achievement of such Milestone. (e) If the Phase II Initiation Milestone (AD) is achieved prior to achievement (or deemed achievement) of the Phase I Initiation Milestone (AD), then the Phase I Initiation Milestone (AD) shall be deemed achieved. If the Phase III Initiation Milestone (AD) is achieved prior to achievement (or deemed achievement) of either of the Phase II Initiation Milestone (AD) or Phase I Initiation Milestone (AD) then each such unachieved AD Development Milestone shall be deemed achieved. If the Phase III Initiation Milestone (Second Indication) is achieved prior to the achievement (or deemed achievement) of the Phase II Initiation Milestone (Second Indication), then the Phase II Initiation Milestone (Second Indication) shall be deemed achieved. For the Phase II Initiation Milestone (AD), Phase II Initiation Milestone (Second Indication), Phase III Initiation Milestone (AD), Phase III Initiation Milestone (Second Indication), if the Milestone Product is evaluated in a hybrid clinical trial that combines more than one phase (e.g., Phase Ib/IIa trial, Phase IIb/III trial, or Phase II/III trial), it shall be understood that the initiation of the second part of the hybrid trial will be considered achievement of the milestone for the respective clinical trial phase. For example, for a Phase Ib/IIa trial in the AD Indication or Second Indication, initiation of the Phase IIa portion of the trial shall be considered achievement of the “Phase II Initiation Milestone (AD)” or the “Phase II Initiation Milestone (Second Indication)”, as applicable. (f) In the event that either AD Launch Milestone is achieved, but any of the AD Development Milestones have not been achieved (or deemed achieved), then each such unachieved AD Development Milestone shall be deemed achieved. In the event that either Second Indication Launch Milestone is achieved, but any of the Second Indication Development 47

Milestones have not been achieved (or deemed achieved), then each such unachieved Second Indication Development Milestone shall be deemed achieved. Payment for any such skipped Milestone that is owed in accordance with the provisions of the foregoing sentences with respect to a given Milestone Product will be due concurrently with the payment for the relevant Launch Milestone for such Milestone Product. (g) As promptly as practicable, and in any event no later [***], after it receives any Milestone Notice, the Shareholders’ Representative shall deliver to Buyer an updated Schedule I together with a written notice (an “Allocation Notice”) that sets forth (1) its calculations of the principal amount of the Promissory Note to be issued to each Seller (other than a Phantom Seller) with respect to the relevant Milestone Payment (after deduction of any applicable (i) Contingent Payment Transaction Expenses; (ii) Company Contingent Phantom Tax Liability; and (iii) Contingent Payment Change of Control Payments in accordance with Section 2.8(b) above)) (each, a “Milestone Payment Note” and collectively, the “Milestone Payment Notes”) (2) the amount of the Contingent Phantom Bonuses for each Phantom Seller payable in respect of such Milestone Payment, and (3) the Individual Contingent Phantom Tax Liability, the Company Contingent Phantom Tax Liability and the Aggregate Contingent Phantom Tax Liability in respect of such Milestone Payment. For the avoidance of doubt the calculation of the Company Contingent Phantom Tax Liability and the Aggregate Contingent Phantom Tax Liability shall be calculated in respect of the entire amount of the Milestone Payment allocated to the Phantom Seller including any amount paid on behalf of a Phantom Seller in respect of the Subsequent Shareholders’ Representative Reserve Payment). Buyer shall be entitled to conclusively rely on the calculations set forth in the updated Schedule I and the Allocation Notice and shall have no obligation to independently calculate, or investigate or verify the accuracy of the principal amount of any Milestone Payment Note, the amount of any Contingent Phantom Bonus or any of the items set forth in the updated Schedule I. Upon issuing the Milestone Payment Notes and payment of the Contingent Phantom Bonus (less any applicable Aggregate Contingent Phantom Tax Liability) in accordance with the terms of this Agreement and Schedule I, whether such Milestone Payment Notes are issued directly to the Sellers or any other designee of the Sellers, Buyer shall be deemed to have satisfied its obligations to make the applicable payment with respect to the Acquisition and shall have no further obligations to the Sellers with respect to such payment except as expressly set forth in this Agreement and the Escrow Agreement. Notwithstanding any other provision of this Section 2.8, Buyer shall not have any obligation to issue any Milestone Payment Notes or pay any Contingent Phantom Bonus in respect of the achievement of a given Milestone until it has received the applicable updated Schedule I and Allocation Notice from the Shareholders’ Representative. (h) Within [***] following the delivery of a Milestone Notice, but subject to the prior receipt of an updated Schedule I and an Allocation Notice, and (assuming the timely delivery of such updated Schedule I and Allocation Notice in accordance with Section 2.8(e)) within the applicable time period for the payment of the relevant Milestone Payment specified in Section 2.8(c): ( ) in respect of the Milestone Payment in respect of the Phase I Initiation Milestone only, the Buyer shall pay or cause to be paid (on behalf of the Sellers) by wire transfer of immediately available funds the Subsequent Shareholders’ Representative Reserve Payment to the account designated in writing by the Shareholders’ 48

Representative (such designation to be made at least [***] prior to the date of such payment), with the balance of such Milestone Payment (after deduction of any applicable (i) Contingent Payment Transaction Expenses; (ii) Company Contingent Phantom Tax Liability; and (iii) Contingent Payment Change of Control Payments in accordance with Section 2.8(b) above)) to be paid in the form of Milestone Payment Notes pursuant to clause (ii) below and/or payment of the Contingent Phantom Bonuses; and (ii) Buyer shall issue and deliver or cause to be delivered the Milestone Payment Notes to the relevant Sellers, whereupon Buyer shall have no further obligations to such Sellers with respect to the applicable Contingent Payment other than its obligation under the Loan Note Instrument and each Milestone Payment Note to repay the principal amount of such Milestone Payment Note to the applicable Seller. Upon its repayment of a Milestone Payment Note, Buyer shall be deemed to have satisfied its obligation to make the applicable Milestone Payment with respect to the relevant Seller and shall have no further obligation to such Seller with respect to such Milestone Payment. (i) The right of any Seller to receive his, her or its Milestone Payment Note pursuant to Section 2.8(g): (i) shall not be evidenced by any form of certificate or instrument, other than the Loan Note Instrument and the Milestone Payment Note; (ii) does not give such Company shareholder dividend rights, voting rights, liquidation rights, preemptive rights or other equity or ownership rights of holders of Company Capital Stock post-Closing; (iii) shall not accrue or pay interest on any portion thereof; and (iv) does not represent any right other than the right to receive the consideration set forth in this Section 2.8 when, if, and as payable in accordance with the terms and conditions of this Agreement. The right of any Seller to receive his, her or its Milestone Payment Note shall not be assignable or transferable except by will upon death, any applicable Laws of intestacy or other operation of Law and conditioned upon the applicable transferee’s prior written agreement to be bound by, and subject to, the terms of this Agreement and any ancillary documents referred to herein, as applicable, and neither Buyer, any of its Affiliates, and the Shareholders’ Representative shall not give effect to any purported assignment or transfer made in contravention of this Section 2.8 (f). (j) From the Closing until such time as each of the Launch Milestones has been achieved, Buyer shall provide the Shareholders’ Representative, within [***], with a semi-annual written report describing in reasonable detail Buyer’s research and development activities with respect to the Milestone Products (each such report, an “Update Report”). In addition, for each Update Report delivered for a period following the achievement of the first Launch Milestone and ending with [***] of such Launch Milestone occurs, Buyer shall include in such Update Report a statement, setting forth in reasonable detail the calculation of Net Sales [***]. If after delivery of an Update Report, the Shareholders’ Representative requests in writing a meeting with representatives of Buyer to discuss such report, Buyer shall make available in person at Buyer’s offices or by phone (at Buyer’s option) for such a meeting appropriate senior management representative(s) of Buyer or its Affiliates with representatives of the Shareholders’ Representative (which may include a representative or representatives of the Sellers in addition to the Shareholders’ Representative). 49

(k) During the period commencing with achievement of the first Launch Milestone and continuing until [***] the cessation of all sales of Milestone Products by all Milestone Parties, Buyer and its Affiliates shall permit an independent, certified public accountant appointed by the Shareholders’ Representative, and reasonably acceptable to Buyer, [***], to examine (but not copy) such books and records as may be necessary for the purpose of verifying the calculation of the Net Sales during the period covered by the applicable audit. The independent, certified public accountant shall disclose to the Shareholders’ Representative, and to Buyer, based on its inspection of the applicable records, whether the Net Sales have been accurately reported, and if not, the amount and nature of any discrepancy discovered. The independent, certified public accountant shall disclose no other information revealed in such audit. Any and all records examined by such independent, certified public accountant shall be deemed the Buyer’s Confidential Information, which may not be disclosed by such independent certified public accountant to any third party, and the Buyer may require such accountant to enter into a reasonable written agreement obligating it to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations set forth in Section 7.7. If any such audit conducted hereunder reveals that an Annual Net Sales Contingent Payment has become payable, then Buyer shall make such payment(s) required to be made within [***] after the independent, certified public accountant notifies the Shareholders’ Representative and the Buyer of the results of such audit. The Shareholders’ Representative (on behalf of the Sellers) shall pay the fees charged by such accountant for such audits, except that in the event that (i) the audit reveals that an Annual Net Sales Contingent Payment pursuant to clauses (i) through (iii) of such definition has become payable or (ii) an Annual Net Sales Contingent Payment pursuant to clause (iv) of such definition is payable for the period under review and Net Sales for such period were under reported by [***] or more, Buyer shall pay the costs of the audit. (l) Following the Closing, Buyer and its Affiliates shall use its and their respective Commercially Reasonable Efforts to (i) develop, submit and seek approval by the FDA of a Biologics License Application for a DS-234 Product with an Atopic Dermatitis Indication, and (ii) following receipt of approval by the FDA of a Biologics License Application for a DS-234 Product with an Atopic Dermatitis Indication, to achieve the U.S. Launch (AD) Milestone. Buyer and its Affiliates may elect to pursue an alternate Milestone Product, in which case the obligation set forth in the foregoing sentence shall be deemed to apply with respect to such alternate Milestone Product; provided, that in no event shall Buyer and its Affiliates be obligated to use any efforts to develop, seek regulatory approval for or commercialize (x) more than one Milestone Product at any time or (y) more than two Milestone Products (including the DS-234 Product) in total. Notwithstanding the foregoing, the obligations of Buyer and its Affiliates set forth in this Section 2.8(l) shall terminate in the event that (x) none of the Identified CD200 Candidates is Covered by a Valid Claim or (y) the reasonably expected term and scope of United States regulatory exclusivity that would be applicable to a Milestone Product upon approval by the FDA of a Biologics License Application with respect thereto are materially diminished relative to the term and scope of United States regulatory exclusivity that would be applicable to a Milestone Product if a Biologics License Application with respect thereto were to be approved by the FDA as of the date hereof. The Sellers and the Company acknowledge and agree that Buyer and its Affiliates shall have no obligation with respect to the development or the seeking of regulatory approval of any product in any jurisdiction, or the commercialization of any product, except as expressly set 50 forth in this Section 2.8(l), and any such activities shall be undertaken by Buyer or its Affiliates in their sole discretion. (m) The obligation of Buyer to pay, or cause to be paid, any Milestone Payment pursuant to this Section 2.8 is subject to the right of Buyer or its applicable designee to reduce the amount of any such Milestone Payment that becomes due and payable by the amount of any Losses incurred or suffered by an Indemnified Party in accordance with the terms of ARTICLE 9. (n) At the same time as the Buyer issues Milestone Payment Notes pursuant to this Section 2.8, Buyer shall deliver an amount equal to (i) any related Contingent Phantom Bonus (less any portion of the Subsequent Shareholder’s Representative Reserve Payment paid on behalf of the Phantom Sellers in respect of the Phase I Initiation Milestone only) (the “Adjusted Contingent Bonus”), and (ii) any Company Contingent Phantom Tax Liability on the Contingent Phantom Bonus in respect of the relevant Milestone Payment to the Company and procure that the Company pays such Contingent Phantom Bonus or Adjusted Contingent Phantom Bonus (as relevant,) less any Individual Contingent Phantom Tax Liability, through the Company’s PAYE or local equivalent to each relevant Phantom Seller. The Buyer shall procure that the Company duly and properly remits any Aggregate Contingent Phantom Tax Liability to HMRC or any other relevant Taxing Authority in satisfaction of the relevant Phantom Seller’s Individual Contingent Phantom Tax Liability and the Company Contingent Phantom Tax Liability. Section 2.9. Annual Net Sales Contingent Payments. (a) In addition to the Closing Payment Amount and any Milestone Payments, as part of the Aggregate Consideration, subject to the provisions of this Section 2.9, in any calendar year in respect of which the Annual Net Sales Contingent Amount is greater than zero, the Buyer shall make an Annual Net Sales Contingent Payment in accordance with Section 2.9(d). (b) For any calendar year in respect of which there are Annual Net Sales of any Milestone Product, the Buyer shall within [***] of the end of such calendar year deliver a notification to the Shareholders’ Representative (such notification under this Section 2.9(b) being an “Annual Net Sales Contingent Payment Notice”) stating either: (i) if the Annual Net Sales Contingent Amount in respect of that calendar year is greater than zero, the Annual Net Sales Contingent Amount in respect of that calendar year; or (ii) if the Annual Net Sales Contingent Amount in respect of that calendar year is zero, confirming such fact to the Shareholders’ Representative. (c) As promptly as practicable, and in any event no later than [***] following receipt of an Annual Net Sales Contingent Payment Notice showing an Annual Net Sales Contingent Payment Amount greater than zero, the Shareholders’ Representative shall deliver to Buyer an updated Schedule I together with a written notice (an “Annual Net Sales Allocation Notice”) that sets forth its calculations of (1) the principal amount of the Promissory Note to be issued to each Seller (other than a Phantom Seller) with respect to the relevant Annual Net Sales Contingent Payment (each, a “Annual Net Sales Contingent Payment Note” and collectively, the “Annual Net Sales Contingent Payment Notes”), (2) the amount of the Contingent 51

Phantom Bonuses for each Phantom Seller in respect of such Annual Net Sales Contingent Payment (which amounts, together with those set forth in clause (1) shall not exceed in the aggregate the Annual Net Sales Contingent Payment Amount set forth in the applicable Annual Net Sales Contingent Payment Notice), and (3) (A) the Individual Contingent Phantom Tax Liability, (B) the Company Contingent Phantom Tax Liability and (C) the Aggregate Contingent Phantom Tax Liability, in each case in respect of such Contingent Phantom Bonuses at (2). Buyer shall be entitled to conclusively rely on the calculations set forth in the updated Schedule I and the Annual Net Sales Allocation Notice and shall have no obligation to independently calculate, or investigate or verify the accuracy of the principal amount of any Annual Net Sales Contingent Payment Note or any of the items set forth in the updated Schedule I. Upon issuing the Annual Net Sales Contingent Payment Notes in accordance with the terms of this Agreement and Schedule I, whether such Annual Net Sales Contingent Payment Notes are issued directly to the Sellers or any other designee of the Sellers, Buyer shall be deemed to have satisfied its obligations to make the applicable payment with respect to the Acquisition and shall have no further obligations to the Sellers with respect to such payment except as expressly set forth in this Agreement and the Escrow Agreement. Notwithstanding any other provision of this Section 2.9, Buyer shall not have any obligation to issue any Annual Net Sales Contingent Payment Notes in respect of any Annual Net Sales Contingent Payment Amount until it has received the applicable updated Schedule I and Annual Net Sales Allocation Notice from the Shareholders’ Representative. (d) Within [***] following the delivery of a Annual Net Sales Contingent Payment Notice, but subject to the prior receipt of an updated Schedule I and an Annual Net Sales Allocation Notice: (i) Buyer shall issue and deliver or cause to be delivered the Annual Net Sales Contingent Payment Notes to the relevant Sellers, whereupon Buyer shall have no further obligations to such Sellers with respect to the applicable Annual Net Sales Contingent Payment other than its obligation under the Loan Note Instrument and each Annual Net Sales Contingent Note to repay the principal amount of such Annual Net Sales Contingent Note to the applicable Seller. Upon its repayment of a Annual Net Sales Contingent Note, Buyer shall be deemed to have satisfied its obligation to make the applicable Annual Net Sales Contingent Payment with respect to the relevant Seller and shall have no further obligation to such Seller with respect to such Annual Net Sales Contingent Payment; and (ii) The right of any Seller to receive his, her or its Annual Net Sales Contingent Payment Note in respect of an Annual Net Sales Payment pursuant to this Section 2.9(d)(ii): (i) shall not be evidenced by any form of certificate or instrument, other than the Loan Note Instrument and the Annual Net Sales Contingent Payment Note. For the avoidance of doubt, the Annual Net Sales Contingent Payment Notes are subject at all times to the provisions, obligations and restrictions set out in the Loan Note Instrument and, by acceptance of an Annual Net Sales Contingent Payment Note, the relevant Seller is automatically deemed to have agreed to such terms as set out in the Loan Note Instrument; (ii) does not give such Company shareholder dividend rights, voting rights, liquidation rights, preemptive rights or other equity or ownership rights of holders of Company Capital Stock post-Closing; (iii) shall not accrue or pay interest on any portion thereof; and (iv) does not represent any right other than the right to receive the 52 consideration set forth in this Section 2.9 when, if, and as payable in accordance with the terms and conditions of this Agreement. Neither the right of any Seller to receive his, her or its Annual Net Sales Contingent Payment through the issuance of the Loan Note Instrument or Annual Net Sales Contingent Payment Note shall be assignable or transferable except by will upon death, any applicable Laws of intestacy or other operation of Law and conditioned upon the applicable transferee’s prior written agreement to be bound by, and subject to, the terms of this Agreement and any ancillary documents referred to herein, as applicable, and neither Buyer, any of its Affiliates, nor the Shareholders’ Representative shall give effect to any purported assignment or transfer made in contravention of this Section 2.9(d)(ii), and by acceptance by the relevant Seller of the Annual Net Sales Contingent Payment Note, he/she/it thereby agrees to such restrictions on transfer. (iii) At the same time as Buyer issues any Annual Net Sales Contingent Payment Notes, Buyer shall deliver an amount equal to (i) any related Contingent Phantom Bonus and (ii) any related Company Contingent Phantom Tax Liability to the Company and procure that the Company pays such Contingent Phantom Bonus (less any Individual Contingent Phantom Tax Liability) through the Company’s PAYE or local equivalent to each relevant Phantom Seller. The Buyer shall procure that the Company duly and properly remits any Aggregate Contingent Phantom Tax Liability to HMRC or any other relevant Taxing Authority in satisfaction of the relevant Phantom Seller’s Individual Contingent Phantom Tax Liability and the Company Contingent Phantom Tax Liability. Section 2.10. Divestment. The Buyer acknowledges that no sale, license, divestment or delegation of its rights or obligations pursuant to this Agreement or any of the material rights related to the exploitation of the Milestone Products in the United States that are acquired by the Buyer pursuant to the Transactions shall be effective to relieve the Buyer of its obligations hereunder, except to the extent expressly consented to in writing by the Sellers (prior to the Closing) or the Shareholders’ Representative (after the Closing). Without limiting the foregoing, prior to the earlier of (i) the achievement of the Phase I Initiation Milestone or (ii) the second anniversary of the Closing Date, except (A) in connection with a sale, license, assignment, transfer or other divestment of all or substantially all of the assets of the Buyer, or (B) with the express consent in writing of the Shareholders’ Representative, the Buyer shall not sell, exclusively license, assign, transfer or otherwise divest any of the material rights related to the exploitation of the Milestone Products in the United States that were acquired by the Buyer pursuant to the Transactions. Section 2.11. Closing Payment Adjustment. (a) Closing Statement. Within 90 days following the Closing Date, Buyer shall prepare and deliver, or cause to be prepared and delivered, to the Shareholders’ Representative a statement (the “Closing Statement”), consisting of a calculation of the actual amounts of (i) Closing Cash, (ii) Transaction Expenses, (iii) Closing Indebtedness, (iv) Closing Tax Liabilities, (v) Change of Control Payments, and (vi) Closing Current Liabilities, in each case, calculated without duplication and including a statement of the differences from the estimates of such amounts used for purposes of the Closing. The Closing Statement shall be prepared in accordance 53 with Company FRS, on the basis of the same accounting principles, policies, methods and procedures, consistently applied, as those used in the Most Recent Balance Sheet. (b) Dispute Notice. The Closing Statement shall become final, binding and conclusive upon the Parties at the end of the 30th day following receipt by Shareholders’ Representative of the Closing Statement, unless prior to the end of such 30th day the Shareholders’ Representative delivers to Buyer a written notice (a “Dispute Notice”) stating that the Shareholders’ Representative believes the Closing Statement contains mathematical errors or was not prepared in accordance with the requirements of Section 2.11(a) and specifying in reasonable detail each item that the Shareholders’ Representative disputes (each, a “Disputed Item”), the amount in dispute for each such Disputed Item and the reasons supporting the Shareholders’ Representative’s positions. The Shareholders’ Representative shall be deemed to have agreed with all other items and amounts contained in the Closing Statement not so disputed by the Shareholders’ Representative. (c) The Buyer shall furnish to the Independent Accountant such work papers, VAT invoices issued or received by the Company, and other documents and information pertaining to the Closing Statement as the Shareholders’ Representative may reasonably request to assist its review of such Closing Statement. (d) Resolution Period. If the Shareholders’ Representative delivers a Dispute Notice, then Buyer and the Shareholders’ Representative shall seek in good faith to resolve the Disputed Items during the 20 day period beginning on the date Buyer receives the Dispute Notice (the “Resolution Period”). If Buyer and the Shareholders’ Representative reach agreement with respect to any Disputed Items, Buyer shall revise the Closing Statement to reflect such agreement. (e) Independent Accountant. If Buyer and the Shareholders’ Representative are unable to resolve all of the Disputed Items during the Resolution Period, then Buyer and the Shareholders’ Representative shall jointly engage and submit the unresolved Disputed Items (the “Unresolved Items”) to the Independent Accountant; provided that if Buyer and the Shareholders’ Representative do not appoint an Independent Accountant within ten days after the end of the Resolution Period, they shall request the New York Chapter of the American Arbitration Association to appoint the Independent Accountant, and such appointment shall be final, binding and conclusive on the Parties. The Independent Accountant shall act as an arbitrator to determine, based solely on presentations by Buyer and the Shareholders’ Representative and not by independent review, only the Unresolved Items still in dispute and shall be limited to those adjustments, if any, required to be made for the Closing Statement to comply with the provisions of this Agreement. Buyer and the Shareholders’ Representative shall use their commercially reasonable efforts to cause the Independent Accountant to issue its written determination regarding the Unresolved Items within 30 days after such items are submitted for review. The Independent Accountant shall make a determination with respect to the Unresolved Items only and in a manner consistent with this Section 2.11 and Company FRS, and in no event shall the Independent Accountant’s determination of the Unresolved Items be for an amount that is outside the range of Buyer’s and the Shareholders’ Representative’s disagreement. Each Party shall use its commercially reasonable efforts to furnish to the Independent Accountant such work papers, VAT invoices issued or received by the Company and other documents and information pertaining to the Unresolved Items as the Independent Accountant may reasonably request. The determination 54 of the Independent Accountant shall be final, binding and conclusive upon the Parties absent manifest error, and Buyer shall revise the Closing Statement to reflect such determination upon receipt thereof. The fees, expenses and costs of the Independent Accountant shall be borne equally by Buyer on the one hand and the Shareholders’ Representative (by means of a drawdown against the Shareholders’ Representative Reserve) on the other hand. (f) Access to Information. Each Party shall use its commercially reasonable efforts to provide promptly to the other Party all information and reasonable access to employees as such other Party shall reasonably request in connection with review of the Closing Statement or the Dispute Notice, as the case may be, including all work papers of the accountants who audited, compiled or reviewed such statements or notices, and any VAT invoices issued or received by the Company and shall otherwise cooperate in good faith with such other Party to arrive at a final determination of the Closing Statement. (g) Adjusted Closing Payment Amount. The “Adjusted Closing Payment Amount” shall equal (i) $15,000,000, plus (ii) the amount of the Closing Cash, minus (iii) the amount of the Transaction Expenses, minus (iv) the amount of the Closing Indebtedness, minus (v) the Closing Tax Liabilities minus (vi) the Change of Control Payments, minus (vii) the Closing Current Liabilities, minus (viii) the Escrow Amount, minus (ix) the Shareholders’ Representative Reserve, plus (x) the aggregate exercise price of all Company Options outstanding and not exercised as of the Closing Date, in each case determined without duplication and using, in the case of the amounts contemplated under clauses (ii), (iii), (iv), (v), (vi) (vii) and (viii), the finally determined amounts of such items pursuant to this Section 2.11. Within five Business Days after the Closing Statement is finalized pursuant to this Section 2.11: (h) if the Adjusted Closing Payment Amount exceeds the Closing Payment Amount, Buyer shall pay, or cause to be paid, an amount equal to such excess, together with interest thereon from the Closing Date at the Applicable Interest Rate (the “Excess Payment”) to the Sellers in an amount per Company Share equal to the applicable Per Share Excess Payment provided that no adjustment will be made to the Phantom Sellers in respect of the Phantom Bonus; (i) if the Adjusted Closing Payment Amount is equal to the Closing Payment Amount, no further action need be taken; and (ii) if the Closing Payment Amount exceeds the Adjusted Closing Payment Amount, the Buyer and the Shareholders’ Representative shall procure that the Escrow Agent shall distribute to Buyer an amount equal to such excess, together with interest thereon from the Closing Date at the Applicable Interest Rate, from the Escrow Fund. All such payments shall be made by wire transfer of immediately available funds to the account or accounts designated in writing by the Shareholders’ Representative (on behalf of the Sellers) (which may include the account of the Paying Agent) or to the Buyer, as appropriate, which designation shall be made by the party receiving such payment no later than three (3) Business Days prior to the payment date. Section 2.12. Escrow. 55

(a) In connection with the Closing, Buyer, the Shareholders’ Representative and the Escrow Agent shall have executed and delivered an escrow agreement consistent with the terms and conditions of this Agreement and otherwise in customary form and as mutually agreed among the Parties and the Escrow Agent (the “Escrow Agreement”) under which the Escrow Agent shall act as escrow agent with respect to an escrow fund (the “Escrow Fund”) for the purposes of securing the payment of the Sellers’ indemnification obligations pursuant to ARTICLE 9 and any payment payable pursuant to Section 2.11(h)(ii). The Parties will, to the extent consistent with applicable Law, treat the Escrow Fund and any earnings thereon as owned by Buyer for tax purposes. (b) The Sellers hereby approve the Escrow Agreement and all arrangements related thereto, including the depositing of the Escrow Amount into the Escrow Fund. Any interest accruing with respect to the Escrow Fund shall be deemed part of the Escrow Fund for all indemnification and escrow disbursement purposes hereunder. (c) In the event that any amount is due to be released from the Escrow Fund pursuant to the terms of this Agreement to, or in accordance with the instructions of, the Shareholders’ Representative on behalf of the Sellers, each Seller shall be entitled to receive only its/his/her Relevant Escrow Proportion thereof in accordance with Section 9.11 below. Section 2.13. Restriction on Transfer. (a) Each Seller acknowledges and agrees that the Buyer Shares to be issued at the Closing shall be subject to the restrictions on transfer set forth on Schedule 2.13(a) and Section 11.13. (b) After the Closing, no Seller may sell, exchange, transfer or otherwise dispose of his, her or its right to receive any Contingent Payment that becomes due and payable in accordance with this Agreement, other than a transfer (a) upon death by will or intestacy, (b) by instrument to an inter vivos or testamentary trust in which such right is to be passed to beneficiaries upon the death of the trustee, (c) pursuant to a court order, (d) if the Seller is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable, (e) by operation of Law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity or (f) to another Seller, subject to such Seller delivering a certificate to the Buyer as of the date of such transfer that such transferee Seller’s representations and warranties set forth in Section 4.6(a) and (b) are true and correct as of the date of such transfer. The Shareholders’ Representative shall notify Buyer promptly in writing upon becoming aware of any such transfer by a Seller. Any transfer in violation of this Section 2.13 shall be null and void and shall not be recognized by Buyer or the Company. Section 2.14. Withholding Rights. (a) Each of Buyer (and its Affiliates), the Company (and its Affiliates) and the Escrow Agent will be entitled to deduct and withhold from any consideration otherwise payable pursuant to this Agreement, such amounts as are required to be deducted and withheld with respect 56 to the making of such payment under applicable Law (after taking into account any valid exemptions therefrom established by or in respect of the applicable payee). Amounts so deducted or withheld will be treated for all purposes of this Agreement as having been paid hereunder. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be remitted by the relevant party to the applicable Governmental Entity. (b) Each Seller shall use its reasonable endeavours to deliver to the Buyer an executed, true and complete Internal Revenue Form W-9, Form W-8BEN-E, From W-8EXP, Form W-8ECI or Form W-8IMY (as applicable) prior to Closing in respect of such Seller in respect of the Closing and, to the extent that such a form has been received by the Buyer in respect of a Seller then, the Buyer shall not be entitled to deduct or withhold from any amount payable to such Seller in accordance with Section 2.14(a) above save, for the avoidance of doubt, in respect of any (i) Phantom Bonus payable to a Phantom Seller, any Individual Phantom Tax Liability; and/or (ii) any Contingent Phantom Bonus payable to a Phantom Seller, any Individual Contingent Phantom Tax Liability. (c) With respect to any payments to be made to a Seller following the Closing, to the extent that the Buyer has not received an executed, true and complete Form W-9, Form W- 8BEN-E, From W-8EXP, Form W-8ECI or Form W-8IMY (as applicable) from such Seller and on which the Buyer is entitled to rely under applicable IRS regulations by the time of such payment then if the Buyer, acting reasonably, considers that a withholding is due from such payment payable to such Seller, the Buyer shall notify such Seller before making such withholding (and, in any event, not less than five (5) Business Days before making any withholding) and in such event, notwithstanding any provision of this Agreement to the contrary, the payment of any amount due to such Seller shall be postponed for a period (not exceeding twenty (20) Business Days) during which time such Seller shall have an opportunity to deliver such form or otherwise establish a valid exemption from withholding. ARTICLE 3 CLOSING CONDITIONS Section 3.1. Conditions to each Party’s Obligation. The respective obligation of each Party to effect the Transactions is subject to the satisfaction or waiver by each party entitled to the benefit thereof (so far as is permitted under applicable Law) on or prior to the Closing Date of the following conditions: (a) Regulatory. (i) No enquiry letter shall have been received by the Company or by either Party in respect of the Transactions from the CMA pursuant to its powers under the EA 2002 on or prior to the Closing Date that has not been resolved or concluded (to the reasonable satisfaction of the Buyer).; (ii) No formal review of the Transactions shall have been conducted or commenced by the CMA under the EA 2002, nor shall any communication have been received as at the Closing Date by the Company or by either Party from the CMA indicating that any such 57 review will or may be conducted by the CMA in respect of the Transactions. In the event that any formal review has been, is being or the Company’s Awareness Group is actually aware is about to be conducted, by the CMA into the Transactions, then any such clearances or approvals (to the reasonable satisfaction of Buyer) shall have been obtained as at the Closing Date from the CMA in respect of the Transactions. (iii) NSIA. No formal review of the Transactions shall have been conducted or commenced by the ISU pursuant to the NSIA, and no communication shall have been received as at the Closing Date by the Company or by either Party from the ISU indicating that any such review will or may be conducted by the ISU in respect of the Transactions. In the event that any formal review has been, is being or the Company’s Awareness Group is actually aware is about to be conducted by the ISU into the Transactions, then any such clearances or approvals (to the reasonable satisfaction of Buyer) shall have been obtained as at the Closing Date from the ISU in respect of the Transactions. (b) No Injunction or Legal Restraint. No temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction (collectively, “Legal Restraints”) which has the effect of preventing the consummation of the Transactions shall be in effect. Section 3.2. Conditions to the Sellers’ and the Company’s Obligation. The obligation of the Sellers and the Company to effect the Transactions is subject to the satisfaction (or express written waiver by the Company, to the extent such waiver is permitted under applicable Law) on or prior to the Closing Date of the following conditions: (a) Representations and Warranties. (i) The Fundamental Representations of Buyer set forth in this Agreement that are qualified as to materiality shall be true and correct, and the Fundamental Representations of Buyer set forth in this Agreement that are not so qualified shall be true and correct in all but de minimis respects, in each case as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date and (ii) the representations and warranties of Buyer (other than the Fundamental Representations) set forth in this Agreement shall be true and correct (without giving effect to any materiality qualifiers contained therein) as of the Closing Date with the same effect as though made as of the Closing Date, except (A) that the accuracy of such representations and warranties that by their terms speak as of a specified date will be determined as of such date and (B) where, in the case of this clause (ii) only, the failure of such representations and warranties to be so true and correct would not reasonably be expected to, individually or in the aggregate with any other failures of such representations and warranties to be true and correct, impair in any material respect the ability of Buyer to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions. The Company shall have received a certificate, dated the Closing Date and signed on behalf of Buyer by an authorized signatory of Buyer, confirming the foregoing. (b) Covenants and Agreements. Buyer shall have performed or complied in all material respects with all covenants, agreements and obligations required by this Agreement to be performed or complied with by them on or before the Closing Date. The Company shall have 58 received a certificate, dated the Closing Date and signed on behalf of Buyer by an authorized signatory of Buyer, confirming the foregoing. (c) Closing Actions and Deliveries. The Buyer shall have taken (or take concurrently with the Closing) the actions, and made (or make concurrently with the Closing) the deliveries contemplated by Section 2.5(d). (d) Nasdaq Listing. The Buyer shall have notified Nasdaq of the issuance of the Buyer Shares to be issued pursuant to this Agreement, and Nasdaq shall not have given notice that it will decline to approve such Buyer Shares for listing. Section 3.3. Conditions to Buyer’s Obligation. The obligation of Buyer to effect the Transactions is subject to the satisfaction (or express written waiver by Buyer to the extent such waiver is permitted under applicable Law) on or prior to the Closing Date of the following conditions: (a) Representations and Warranties of the Company. (i) The Fundamental Representations of the Company and the Sellers set forth in this Agreement that are qualified as to materiality shall be true and correct, and the Fundamental Representations of the Company and the Sellers set forth in this Agreement that are not so qualified shall be true and correct in all but de minimis respects, in each case as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, (ii) the representations and warranties set forth in Section 5.15 (Intellectual Property of the Company) that are qualified as to materiality shall be true and correct, and the representations and warranties set forth in Section 5.15 (Intellectual Property of the Company) that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though made as of the Closing Date, and (iii) the representations and warranties of the Company and the Sellers (other than the Fundamental Representations) set forth in this Agreement shall be true and correct (without giving effect to any materiality or “Material Adverse Change” qualifiers contained therein) as of the Closing Date with the same effect as though made as of the Closing Date, except (A) that the accuracy of such representations and warranties that by their terms speak as of a specified date will be determined as of such date and (B) where, in the case of this clause (ii) only, the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate with any other failures of such representations and warranties to be true and correct, a Material Adverse Change. The Company shall have delivered to Buyer a certificate, dated the Closing Date and signed by a director of the Company, confirming the foregoing. (b) Covenants and Agreements. The Company and the Sellers shall have performed or complied in all material respects with all covenants, agreements and obligations required by this Agreement to be performed or complied with by the Company and the Sellers on or before the Closing Date. The Company and the Sellers shall have delivered to Buyer a certificate, dated the Closing Date and signed by a director of the Company, confirming the foregoing. 59

(c) No Material Adverse Change. Since the date of this Agreement, there shall not have occurred any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Change. (d) No Legal Challenge. There shall not be pending or threatened by any Governmental Entity any Action (or by any other Person any bona fide Action which has a reasonable likelihood of success), (i) challenging or seeking to restrain, prohibit, prevent, enjoin, alter or delay the Transactions or seeking to obtain from Buyer or any of its Affiliates any damages in connection with the Transactions or (ii) seeking to impose any of the restrictions described in the second to last sentence of Section 8.1. Closing Actions and Deliveries. The Company and the Sellers shall have taken (or take concurrently with the Closing) the actions, and made (or make concurrently with the Closing) the deliveries contemplated by Section 2.5(b) and Section 2.5(c). ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE SELLERS Each Seller (except the Future Fund in respect of Section 4.7 below only), severally and not jointly or jointly and severally, represents and warrants to Buyer as of the date hereof, except as disclosed by the Company in the disclosure letter delivered contemporaneously with this Agreement (the “Disclosure Letter”), as follows: Section 4.1. Organization and Standing. Such Seller, if not a natural person, is duly incorporated, organized, or formed, as applicable, validly existing and, where applicable, in good standing under the Laws of its jurisdiction of incorporation, organization or formation as applicable. Section 4.2. Power and Authority; Binding Agreement; Bankruptcy. If such Seller is an individual, such Seller has the requisite legal capacity, competence and authority to execute, deliver and perform this Agreement, to consummate the Transactions and to perform its obligations hereunder (including to sell, transfer, assign and deliver its Purchased Shares as provided in this Agreement). If such Seller is not an individual, such Seller has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions and to perform its obligations hereunder (including to sell, transfer, assign and deliver its Purchased Shares as provided in this Agreement). The execution and delivery by such Seller who is not an individual of this Agreement and the consummation by such Seller of the Transactions have been duly authorized on the part of such Seller or such Seller’s securityholders by all necessary corporate or other entity action on the part of such Seller, and no other corporate or other entity proceedings on the part of such Seller are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by each Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity. If such Seller is an individual, it/he/she is not insolvent or bankrupt under any Laws applicable to 60 it/him/her, nor is it/he/she unable to pay his/her/its debts as they fall due, nor has any arrangement (whether by court proceedings or otherwise) been proposed under which its/his/her creditors (or any group of them) could receive less than the amounts due to them nor are any proceedings in relation to any compromise or arrangement with creditors, any winding up, bankruptcy or other insolvency proceedings concerning it/him/her (or any of its/his/her assets or interests) current, pending or threatened. Section 4.3. Noncontravention. (a) The execution and delivery by each Seller of this Agreement, the consummation of the Transactions and the compliance by such Seller with the provisions of this Agreement will not (i) result in the breach of any of the terms or conditions of, or constitute a default under or violate, as the case may be, the Constitutive Documents of such Seller or the shareholders’ agreement of such Seller, or any material Contract to which such Seller is bound, or by which any of its assets or properties may be affected or (ii) violate any Law or Judgment applicable to such Seller, other than any such breaches, defaults or violations that individually or in the aggregate are not likely to impair in any material respect the ability of such Seller to perform its obligations under this Agreement, prevent or materially impede or delay the consummation of the Transactions. (b) No consent, approval, qualification, notification, order or authorization of, registration, declaration or filing with, response from, or notice to, any Governmental Entity is necessary or required by or with respect to such Seller in connection with the execution and delivery by such Seller of this Agreement, the consummation by such Seller of the Transactions or the compliance by such Seller with the provisions of this Agreement, except for such consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made individually or in the aggregate would not impair in any material respect the ability of such Seller to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of the Transactions. Section 4.4. Purchased Shares. (a) Such: (i) Share Seller (other than WCS Nominee) is the registered and sole legal and beneficial owner of all of the Purchased Shares set forth opposite such Seller’s name on Section 5.4(b) of the Disclosure Letter, and, in the case of WCS Nominee only, it is the registered and sole legal owner of the Purchased Shares set forth opposite its name on Section 5.4(b) of the Disclosure Letter; and (ii) Conversion Seller (in each case, to the extent only that as at the date hereof it/he/she only holds Company Options or is only a Lender under the Convertible Loan Agreement (respectively) and does not hold any Company Shares as at the date of this Agreement), subject to and upon completion of the exercise of the Company Options and conversion of the amounts owed under the Convertible Loan Agreement (as applicable) and the allotment and issue to such Conversion Seller of the resulting Conversion Shares immediately prior to, and conditional upon, Closing, will be the registered and sole legal and beneficial owner of all of the Purchased Shares set forth opposite such Seller’s name on Section 5.4(b) of the Disclosure Letter, in each case free and clear of any and all Liens (other than Permitted Liens), and the transfer of such Purchased Shares to Buyer under this Agreement at Closing constitutes the transfer of the whole of the right, title and interest (including all legal title to, and all beneficial interest in) such 61

Purchased Shares free from all and clear of all Liens (other than Permitted Liens) and that it/he/she is entitled to so transfer such Purchased Shares to Buyer pursuant to this Agreement. Save for the Purchased Shares to be transferred to Buyer by it/him/her at Closing in accordance with this Agreement, such Seller does not hold any right, title or interest in respect of any further Relevant Securities of the Company nor is he/she/it a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any Purchased Shares. (b) Except for the Company Options and the Convertible Loan Agreement (in each case if applicable to such Seller), there is no existing option, warrant, purchase right or other contract to which such Seller is a party that requires or could require the issuance, sale, transfer or otherwise disposal of any Purchased Shares (other than to Buyer pursuant to the terms of this Agreement) or any additional Capital Stock of the Company or evidencing the right to subscribe to or purchase any Capital Stock of the Company. (c) Neither it/he/she (nor any of its/his/her associates) has any right, title or interest in the business of, or any assets owned or used by, the Company, nor is it/he/she (nor any of its/his/her associates) party to any contract, agreement or arrangement with the Company in respect of his/her employment with the Company other than as set out in Section 5.14(a) of the Disclosure Letter. (d) Except for the Convertible Loan Agreement (as applicable to such Seller), no loan or indebtedness is outstanding from the Company to such Seller (or any of its/his/her associates), nor does it/he/she (nor any of its/his/her associates) benefit from any guarantee, indemnity or other surety given by the Company (save, where applicable, in respect of pensions, benefits, insurances and indemnities concerning current and prior officers, employees and consultants of the Company and arising under the terms, or otherwise by reason, of their employment), nor is any loan or indebtedness outstanding from, or otherwise payable (whether or not subject to any contingency) by, it/him/her (or any of its/his/her associates) to the Company. (e) Such Seller (nor any of its/his/hers associates) has no outstanding or pending litigation, dispute or legal proceedings against the Company (or any officer, employee, consultant, auditor or professional adviser of the Company), nor is any litigation, dispute or legal proceeding threatened against the Company (or any officer, employee, consultant, auditor or professional adviser of the Company) by it/him/her (or any of its/his/her associates) and, so far as it/he/she is aware, no matter, fact or circumstance exists which entitles (or so far as the relevant Seller is aware which is reasonably likely to entitle) it/him/her (or any of its/his/her associates) to bring any litigation, dispute or legal proceedings against the Company (or any officer, employee, consultant, auditor or professional adviser of the Company). Section 4.5. Litigation. There is no Action that is pending or, to the knowledge of such Seller, threatened, against such Seller (a) challenging or seeking to restrain, delay or prohibit any of the Transactions, which would reasonably be expected, individually or in the aggregate, to impair in any material respect the ability of such Seller to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of the Transactions, or (b) related to the Company. Section 4.6. Exempt Issuance. 62

(a) Such Seller understands that the issuance of the Buyer Shares to the Sellers, and the entry into the contractual obligations with respect to the Contingent Payments, are made pursuant to and in reliance upon an exemption from the registration requirements of the Securities Act, provided by Regulation S promulgated under the Securities Act (“Regulation S”), or Regulation D promulgated under the Securities Act (“Regulation D”), and the Buyer Shares, and the contractual rights with respect to the Contingent Payments have not been and will not be registered under the Securities Act. (b) Such Seller (other than the U.S. Sellers and WCS Nominee) is outside of the United States (within the meaning of Regulation S) and is not a U.S. Person (as defined in Regulation S), and such Seller (other than the U.S. Sellers and WCS Nominee)is acquiring the Buyer Shares, and entering into the contractual obligations with respect to the Contingent Payments, as an investment for its own account and not for the account or benefit of a U.S. Person, and not with a view to the resale or “distribution” (within the meaning of the Securities Act) of the Buyer Shares or the contractual obligations with respect to the Contingent Payments. (c) WCS Nominee is outside the United States (within the meaning of Regulation S) and is not a U.S. Person (as defined in Regulation S), and WCS Nominee is acquiring the Buyer Shares, and entering into the contractual obligations with respect to the Contingent Payments, as nominee on behalf of the WCS Beneficiaries and as an investment for the account of the WCS Beneficiaries and not for the account or benefit of any U.S. Person, and not with a view to the resale or “distribution” (within the meaning of the Securities Act) of the Buyer Shares or the contractual obligations with respect to the Contingent Payments. Each of the WCS Beneficiaries is outside of the United States (within the meaning of Regulation S) and is not a U.S. Person (as defined in Regulation S). The representations and warranties contained in this clause (c) are made solely by WCS Nominee. (d) Such Seller (in the case of the U.S. Sellers only), is an “accredited investor” within the meaning of Regulation D. Such Seller (in the case of the U.S. Sellers only) either (i) has an individual net worth, or joint net worth with such U.S. Seller’s spouse, as of the date hereof exceeds $1,000,000 (calculated in accordance with the provisions of Regulation D), (ii) had an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year or (iii) had a joint income with such U.S. Seller’s spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year. Such Seller (in the case of the U.S. Sellers only) has knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Buyer Shares. Seller (in the case of the U.S. Sellers only) is acquiring the Buyer Shares, and entering into the contractual obligations with respect to the Contingent Payments, as an investment for its own account and not for the account or benefit of another Person, and not with a view to the resale or “distribution” (within the meaning of the Securities Act) of the Buyer Shares or the contractual obligations with respect to the Contingent Payments. The representations and warranties contained in this clause (d) are made solely by the U.S. Sellers. (e) Such Seller has received all the information that such Seller considers necessary and appropriate to decide whether to acquire the Buyer Shares hereunder and enter into the contractual obligations with respect to the Contingent Payments outside of the United States. 63

Such Seller is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations of the Buyer contained in this Share Purchase Agreement. (f) Such Seller understands that the Buyer Shares issued pursuant to this Agreement may not be offered, resold, transferred, pledged or otherwise disposed of by such Seller absent an effective registration statement under the Securities Act except (i) to the Buyer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or any book-entry shares representing the Buyer Shares delivered at the Closing shall contain a legend or restrictive notation to such effect. Such Seller understands and agrees that the Buyer Shares delivered at the Closing, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, such Seller may not be able to readily resell the Buyer Shares and may be required to bear the financial risk of an investment in the Buyer Shares for an indefinite period of time. Such Seller understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any the Buyer Shares. Such Seller acknowledges that the Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”). Such Seller further understands that the contractual obligations with respect to the Contingent Payments are subject to the terms and conditions (including as to restrictions on the assignment thereof) contained in this Agreement. Section 4.7. Certain Relationships. To such Seller’s knowledge, neither such Seller nor any of its Affiliates possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any Person that is a client, supplier, customer, lessor, lessee, competitor or potential competitor of the Company. Ownership of securities of a Person whose securities are registered under the Securities Exchange Act of 1934 of five percent (5%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 4.7. Section 4.8. No Other Representations. Such Seller specifically acknowledges and agrees that except for the express representations and warranties set forth in ARTICLE VI, none of Buyer, its Affiliates, nor any other Person has made or is making an express or implied representation or warranty with respect to Buyer, its Affiliates or the transactions contemplated hereby, including any representation or warranty regarding the likelihood of achievement of any Milestone or of any Contingent Payment becoming payable. Such Seller specifically acknowledges and agrees to Buyer’s express disavowal and disclaimer of any other representations or warranties, whether made by Buyer, its Affiliates or their respective officers, directors, employees or representatives. In making its decision to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement, such Seller has relied solely upon the express representations and warranties set forth in ARTICLE VI and has not relied upon any other information provided by, for or on behalf of Buyer, its Affiliates or their respective officers, directors, employees or representatives. Section 4.9. Brokers. Such Seller has not employed or entered into any Contract with any investment banker, broker, finder, consultant or intermediary in connection with the Transactions, pursuant to which the Buyer or the Company could be liable for the fee or 64 commission of such investment banker, broker, finder, consultant or intermediary, or for any similar fee or commission in connection with this Agreement or the Transactions. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company represents and warrants to Buyer as of the date hereof, except as disclosed by the Company in the Disclosure Letter, as follows: Section 5.1. Organization and Standing; No Subsidiaries. (a) The Company (i) is a corporation duly incorporated and validly existing under the laws of England and Wales; (ii) has all requisite corporate power and authority and possesses all governmental licenses, permits, authorizations and approvals necessary to enable it to use its corporate or other name and to own or lease or otherwise hold and operate its assets and properties and to carry on its business as now being conducted as of the date of this Agreement and as currently proposed by its management to be conducted and (iii) is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification, licensing or registration necessary (except where such failure to be so qualified, licensed or registered would not reasonably be expected to result in a Material Adverse Change or Material Adverse Delay), which jurisdictions are listed in Section 5.1(a) of the Disclosure Letter. The Company has made available to Buyer true, complete and accurate copies of its Constitutive Documents, as amended. The Company has made available to Buyer true, complete and accurate copies of the share certificates, statutory books and the minute books of the Company. The Company is not in violation of any of the provisions of its Constitutive Documents. (b) The Company (i) does not own any Capital Stock of, or any equity interest of any nature in, any other Person, and (ii) is not a participant in any joint venture, partnership or similar arrangement. (c) Except as disclosed in Section 5.1(c) of the Disclosure Letter, each of the Sellers is party to the Shareholders’ Agreement and there are no other shareholders’ agreements in effect in relation to the Company. Section 5.2. Power and Authority; Binding Agreement; Insolvency. The Company has all requisite corporate power, authority and capacity to execute and deliver this Agreement and each other agreement, certificate or document contemplated by this Agreement to which it is or will be a party and to consummate the Transactions and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been, and each other agreement, certificate or document contemplated by this Agreement to which it is or will be a party, will be, duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in 65 accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity. The Company is not insolvent under any Laws applicable to it, nor unable to pay its debts as they fall due, nor has it stopped paying its debts as they fall due, nor has any arrangement (whether by court proceedings or otherwise) been proposed under which its creditors (or any group of them) could receive less than the amounts due to them nor are any proceedings in relation to any compromise or arrangement with creditors, any winding up, bankruptcy or other insolvency proceedings concerning it (or any of its assets or interests) current, pending or threatened. Section 5.3. Authorization. The board of directors of the Company, at a meeting duly called and held at which a requisite quorum of the directors of the Company was present, or by written resolutions of the Board of Directors signed by each of the directors of the Company duly adopted resolutions (i) approving, authorizing and declaring advisable this Agreement and the Transactions contemplated thereby, (ii) declaring that this Agreement and the Transactions contemplated thereby are in the best interests of the Company’s shareholders, (iii) adopting this Agreement, (iv) authorizing the Company to enter into, execute and deliver this Agreement and to consummate the Transactions contemplated thereby, on the terms and subject to the conditions set forth in this Agreement (v) approving and authorizing the transfer of the Purchased Shares at Closing to Buyer, and (vi) approving and authorizing the execution of such documents as are to be entered into by the Company in connection with this Agreement and the Transactions (including, where applicable, those documents identified in this Section 5.3). Section 5.4. Capitalization. (a) The whole of the allotted and issued Capital Stock of the Company as of the date hereof consists of (i) 2,142,857 Company A Ordinary Shares, and (ii) 4,845,164 Company Ordinary Shares. The Purchased Shares constitute the entire issued and to be issued share capital of the Company, are the whole of the allotted and issued shares of Company Capital Stock and have been duly authorized and issued, and are fully paid up and no sum is outstanding in respect of any Purchased Share. Each Company A Ordinary Share is convertible into one Company Ordinary Share. Save for the Purchased Shares, no Relevant Securities exist in respect of the Company (nor is there any agreement or arrangement for the creation, constitution, grant or issuance of any Relevant Securities in respect of the Company (other than the Purchased Shares)). (b) Section 5.4(b) of the Disclosure Letter sets forth as of the date hereof a complete and accurate list of the holders of Company Capital Stock, showing the number of shares of such Capital Stock, and the class or series of such shares, held by each such shareholder and, with respect to shares other than Company Ordinary Shares, the number of Company Ordinary Shares (if any) into which such shares are convertible. The Company holds no shares of Company Capital Stock in its treasury. All of the allotted and issued shares of Company Capital Stock have been offered, issued and sold by the Company in compliance with, and no transfer (or purported transfer) of any shares of Company Capital Stock has been made at any time in breach of, all applicable securities Laws and/or the Company’s Articles of Association. The shares of Company Capital Stock owned as of the date hereof by each record holder listed on Section 5.4(b) of the Disclosure Letter are owned free and clear of all Liens except for restrictions on transfer under applicable Laws. Pursuant to and in accordance with the Company’s Constitutive Documents, each of the Company A Ordinary Shares is convertible into one Company Ordinary Share. 66

(c) Section 5.4(c) of the Disclosure Letter sets forth a true and correct list of each outstanding Company Option, indicating, with respect to each Company Option, the Company Share Plan under with it was granted, the holder, the date of grant, the exercise price (if applicable), the purchase price (if applicable), the vesting schedule and the number of shares of Company Ordinary Shares subject to such Company Option. Each such outstanding Company Option was granted in compliance in all material respects with applicable Law and the terms and conditions of the applicable Company Share Plan. Section 5.4(c) of the Disclosure Letter sets forth, as of the date hereof, a complete and accurate list of all Company Share Plans, indicating for each Company Share Plan the number of shares of Company Ordinary Shares issued thereunder, the number of shares of Company Ordinary Shares subject to outstanding options thereunder and the number of shares of Company Ordinary Shares reserved for future issuance thereunder. Except as set forth on Section 5.4(c) of the Disclosure Letter, there is no allotted or issued Company Option that has not been granted under a Company Share Plan. No Company Option is exercisable for any class or series of Company Capital Stock other than Company Ordinary Shares. Each Company Option (i) was granted in compliance with all applicable Laws and all terms and conditions of the applicable Company Share Plan and (ii) has an exercise price per share of Company Ordinary Share equal to or greater than the fair market value of a share of Company Ordinary Share on the date of such grant. (d) Section 5.4(d) of the Disclosure Letter sets forth a true and correct list of each Convertible Loan Holder, indicating, the principal amount of the loan made pursuant to the Convertible Loan Agreement, the accrued interest thereon at the date of this Agreement and the number of Company A Ordinary Shares issuable on conversion of the loans made under the Convertible Loan Agreement as at the date of this Agreement. (e) Except for the right to convert each Company A Ordinary Share into one Company Ordinary Share, and as set forth in Section 5.4(c) or (d) of the Disclosure Letter, (i) there are no allotted or issued options, calls, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Company Capital Stock, or any securities convertible into or exchangeable for shares of Company Capital Stock, (ii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of Capital Stock, or other equity or voting interest in, the Company or any other Person or to pay any dividend or to make any other distribution in respect of its Capital Stock, (iii) the Company has not at any time purchased, redeemed or repaid any of the Company Capital Stock or otherwise agreed to reduce any class of its issued share capital or carried out any transaction having the effect of a reduction of capital and (iv) there are no allotted, issued or authorized stock appreciation rights, phantom stock awards or other rights that are linked in any way to the price of the Company Shares or the value of the Company or any part thereof. (f) There is no Indebtedness that provides its holder with the right to vote on any matters on which the Sellers may vote. (g) As of the Closing Date, the information in Schedule I is true, correct and complete. 67

Section 5.5. Solvency. The Company has not taken any steps to seek protection pursuant to any bankruptcy Law and to the Knowledge of the Company no creditors of the Company intend or have threatened to initiate involuntary bankruptcy proceedings with respect to the Company. The Company is not as of the date hereof, and will not be, after giving effect to the Transactions, Insolvent (as defined below). For purposes of this Section 5.5, “Insolvent” means (i) the present fair saleable value of the assets of the Company is less than the amount required to pay the total Indebtedness of the Company, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. Section 5.6. Noncontravention. (a) The execution and delivery by the Company of this Agreement, the consummation of the Transactions and the compliance by the Company with the provisions of this Agreement, do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien (other than Permitted Liens) in or upon any of the properties or assets of the Company, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Constitutive Documents of the Company, (ii) any Contract to which the Company is a party or bound by or by which its assets or properties are bound or under which the Company has rights or benefits or (iii) any Law or Judgment applicable to the Company or its assets or properties. (b) No consent, approval, qualification, notification, order or authorization of, registration, declaration or filing with, response from, or notice to, any Governmental Entity or any domestic or foreign institutional review board, privacy board or ethics committee approving any clinical trial involving any of the Company Programs (a “Review Board”) is necessary or required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement, the consummation by the Company of the Transactions or the compliance by the Company with the provisions of this Agreement, except for such consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made individually or in the aggregate would not impair in any material respect the ability of the Company to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of the Transactions. Section 5.7. Compliance with Laws; Permits. (a) The Company is conducting, and has at all times in the last five (5) years conducted, its business and affairs in all material respects in accordance and compliance with all Laws and Judgments of any Governmental Entity, including but not limited to any and all Laws relating to protection of human health and Data Protection Laws, in each case applicable to it or to the conduct by the Company of its business (including research and development activities and clinical studies), or the ownership or use of any of its assets and properties. To the knowledge of the Company, there is no order, decree or judgment of any Governmental Entity or authority outstanding or pending against the Company (or any person for whose acts the Company is 68 vicariously liable) and the Company has not received since its formation, a written or, to its knowledge, oral notice or other communication alleging a violation by the Company of any applicable Law or Judgment of any Governmental Entity applicable to its businesses or operations. (b) The Company validly holds and has in full force and effect all material Permits necessary for it to own, lease or operate its assets and properties and to carry on its businesses as now conducted or as currently contemplated to be conducted, and there has occurred no material violation of, or default by the Company (with or without notice or lapse of time or both) under, or, to the Company’s knowledge, event giving to any Governmental Entity or any Notified Body any right of termination, amendment or cancellation of, any such Permit. The Company has complied in all material respects with the terms and conditions of all Permits issued to or held by the Company, and such Permits will not be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Transactions. No Action is pending or, to the knowledge of the Company, threatened seeking the revocation or limitation of any Permit which in each case is material to the Business of the Company. Section 5.7(b) of the Disclosure Letter lists each material Permit issued or granted to or held by the Company, true and complete copies of which have been made available to Buyer. All of the Permits required to be listed on Section 5.7(b) of the Disclosure Letter are held in the name of the Company, and none are held in the name of any Company Personnel or agent or otherwise on behalf of the Company. Section 5.8. National Security and Investment Act. (a) None of the Company's products, molecules, compounds or technology (including the Company's CD200 receptor) use or involve the use of toxins or other materials restricted under Schedule 5 to the Anti-Terrorism, Crime and Security Act, and, based on the state of the Company's research and development, do not indicate substantial potential to be developed or modified: (i) to deliver or produce toxins or other of these restricted materials; (ii) to alter biochemical pathways or physiological processes so as to become harmful, incapacitating or lethal to the human body; or (iii) to generate or develop lethal targeting agents, in each case in a manner substantially distinct from other generally available products, compounds, molecules or technology. (b) The Company has not received any written communication from, nor been notified by or on behalf of, the United Kingdom Secretary of State for Defence that the Company may hold information, documents or articles of a classified nature in connection with its activities relating to the Company's research and development or the supply of goods and services for defence and national security purposes within the United Kingdom. (c) The Company has no activities that concern research and development relating to artificial intelligence, and/or the production of any software or technology that uses artificial intelligence. (d) Neither the Company's research nor its technology has been or is used in, nor, based on the state of the Company's research and development, indicate substantial potential for use or application towards, the United Kingdom's response to pandemics (including but not limited to COVID-19) or other health emergencies within the United Kingdom. 69

Section 5.9. Financial Statements. Section 5.9 of the Disclosure Letter sets forth the unaudited balance sheet of the Company as of 31 October 2021 (such date, the “Most Recent Balance Sheet Date”) and the statement of changes in equity for the period ending 31 October 2021, together with the notes thereto (such statements being referred to collectively as the “Financial Statements”). The Financial Statements (x) have been prepared from the books and records of the Company and are consistent with the books and records of the Company, (y) have been properly prepared in accordance with Company FRS and in compliance with the requirements of the Companies Act 2006 and all other applicable Laws in the United Kingdom, consistently followed throughout the periods indicated and (z) show a true and fair view of the financial condition, results of operations, shareholders’ equity and cash flows of the Company as of the respective dates thereof and for the periods referred to therein. Section 5.10. Absence of Changes or Events. Since the Most Recent Balance Sheet Date and through the date hereof, except as set forth in Section 5.10 of the Disclosure Letter, (a) the Company has conducted its businesses only in the Ordinary Course of Business and (b) there has occurred no Material Adverse Change, nor any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, and (c) the Company has not taken any actions that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 7.1. Section 5.11. Undisclosed Liabilities. Except (a) as reflected or reserved against in the Most Recent Balance Sheet, or (b) otherwise incurred by the Company in the Ordinary Course of Business since the date of the Most Recent Balance Sheet (provided, that the Liabilities contemplated by this clause (b) shall not, and would not reasonably be expected to be, individually or in the aggregate, material to the Company), the Company has no Liabilities other than (i) Liabilities under the executory portion of any Contracts of the Company (other than obligations due to breaches or non-performance under such Contracts) and (ii) Liabilities incurred in the Ordinary Course of Business which are not required by Company FRS to be reflected on a balance sheet or disclosed in the notes thereto. Section 5.12. Assets; Personal Property. The Company is the true and lawful owner of, and has good and valid title to, all assets (tangible or intangible) reflected on the Most Recent Balance Sheet or thereafter acquired by the Company, other than those sold or otherwise disposed of for fair value or consumed in the Ordinary Course of Business since the Most Recent Balance Sheet Date and not in violation of this Agreement, in each case, except as set forth on Section 5.12 of the Disclosure Letter, free and clear of all Liens, other than Permitted Liens. Section 5.13. Real Property. (a) The Company does not own, and has never owned, any fee title to any land, buildings, structures, easements or other rights and interests appurtenant thereto (“Real Property”). (b) Section 5.13(b) of the Disclosure Letter sets forth a true and accurate list of all leases of Real Property (including all amendments, guaranties and other agreements with respect thereto) to which the Company is a party (such property, the “Leased Real Property”) and the address of each parcel of Leased Real Property. Except as set forth in Section 5.13(b)of the 70

Disclosure Letter, with respect to each of such leases, (i) such lease is legal, valid, binding and enforceable against the Company and is in full force and effect and (ii) neither the Company nor, to the Company’s knowledge, any other party to such lease, is in material breach or default under such lease, and no event has occurred or circumstance exists that, with the delivery of notice, passage of time or both, would constitute such a material breach or default or permit the termination or modification of, or acceleration of rent under, such lease. The Company has made available to Buyer true and accurate copies of all Leased Real Property leases set forth in Section 5.13(b) of the Disclosure Letter. No person other than the Company has the right to use, occupy or lease any Leased Real Property. Section 5.14. Contracts. (a) Section 5.14(a) of the Disclosure Letter lists the following Contracts that are in effect and to which the Company is a party or to which it, or any of its assets and properties, is bound (each such Contract and each Contract required to be listed in Section 5.15(b) of the Disclosure Letter, whether or not set forth in such section of the Disclosure Letter, a “Material Contract”; provided that “Material Contract” shall be deemed to include any Contracts arising after the date hereof and in effect at the time of the Closing that if in existence on the date hereof would have been required to be set forth in Section 5.14(a) or Section 5.15(b) of the Disclosure Letter): (i) employment and consulting Contracts with current and former Company Personnel, and all employee collective bargaining agreements and other Contracts with any labor union or other representative of Company Personnel; (ii) Contracts that limit the freedom of the Company or any Affiliate to compete in any line of business or geographic or therapeutic area or otherwise restricting the research, testing, development, manufacture, use, marketing, distribution, sale, importation or exportation, supply, license or marketing of the products and services that the Company or any Affiliate currently plans to develop, or to make use of any of their Intellectual Property rights; (iii) Contracts containing any “non-solicitation” or “no-hire” provision that restricts the Company; (iv) Contracts with or involving (A) any Seller or any Affiliate (other than the Company) of the Company or of any Seller, (B) any former holder of Company Capital Stock or any Affiliate (other than the Company) thereof or (C) any current or former Company Personnel or any Affiliate (other than the Company) thereof; (v) Leases of personal property eases providing for lease payments in excess of $50,000 per year; (vi) Contracts (or substantially related Contracts) for the purchase or sale of products or the furnishing or receipt of services (A) calling for performance over a period of more than one year, (B) requiring or otherwise involving payment by or to the Company of more than an aggregate of $50,000, (C) in which the Company has granted manufacturing rights, “most favored nation” pricing provisions or marketing or distribution rights relating to any products or territory or (D) in which the Company has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party; 71

(vii) Contracts (or letters of intent) involving the disposition or acquisition of any product line, business or significant portion of the assets, properties or business of the Company, or any merger, consolidation or similar business combination transaction, whether or not enforceable; (viii) Contracts relating to capital expenditures or other purchases of material, supplies, equipment or other assets or properties (other than purchase orders for inventory or supplies in the Ordinary Course of Business); (ix) Contracts for any joint venture, partnership, joint product development, strategic alliance or co-marketing arrangement; (x) Contracts to which the Company is a party as of the date hereof relating to testing or research services or clinical trials in respect of any of the Company Programs; (xi) Contracts containing any right of first refusal, right of first negotiation or right of first offer in favor of a party other than the Company; (xii) agency, dealer, sales representative, distribution, marketing or other similar agreements; (xiii) Contracts (other than trade debt incurred in the Ordinary Course of Business) under which the Company has borrowed (or may borrow) any money from, or issued (or may issue) any note, bond, debenture or other evidence of Indebtedness to, any Person; (xiv) Contracts (including so-called take-or-pay or keepwell agreements) under which (A) any Person (including the Company) has directly or indirectly guaranteed or assumed Indebtedness, Liabilities or obligations of the Company or (B) the Company has directly or indirectly guaranteed or assumed Indebtedness, Liabilities or obligations of any Person (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business); (xv) Contracts under which the Company has made or will make, directly or indirectly, any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company) or Contracts relating to the making of any such advance, loan, extension of credit, capital contribution or other investment; (xvi) Contracts involving any mortgage or other Lien upon any real property or other assets; (xvii) Contracts providing for indemnification of any Person, other than those entered into in the Ordinary Course of Business; (xviii) Contracts with or involving (A) any current or former holder of Company Capital Stock or any Affiliate of the Company or of any such holder (other than the Company) or (B) any current or former director, officer, employee or consultant of the Company or any Affiliate (other than the Company) thereof; 72

(xix) Contracts involving any resolution or settlement of any Action or other dispute; (xx) Contracts containing any covenant not to sue, concurrent use agreement, settlement agreement, pre-rights declarations, co-existence agreement or other consent with respect to any of the Company Intellectual Property; (xxi) any engagement letter or similar Contract with any broker, finder or investment banker; (xxii) Contracts under which the consequences of a default or termination would reasonably be expected to result in a Material Adverse Change or a Material Adverse Delay; and (xxiii) any other Contracts involving future payments in excess of $50,000 and not entered into in the Ordinary Course of Business. (b) Each Material Contract is in full force and effect, and is valid and binding and enforceable in accordance with its terms against the Company and, to the Company’s knowledge, the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity, and has been negotiated in good faith on an “arm’s length” transaction basis. A true, correct and complete copy of each written Material Contract and a true, correct and complete summary of each oral Material Contract have been made available to Buyer. There is no violation, breach (including anticipatory breach) or default under any Material Contract by the Company or, to the knowledge of the Company, by any other party thereto, and no event has occurred or condition exists that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or, to the knowledge of the Company, any other party thereto, and the Company has not received or given notice of any default or claimed or purported or alleged default or state of facts which, with notice or lapse of time or both, would constitute a default on the part of any party in the performance or payment of any Material Contract. No notice, waiver, consent or approval is required (or the lack of which would give rise to a right of termination, cancellation or acceleration of, or entitle any party to accelerate, whether after the giving of notice or lapse of time or both, any obligation under the Material Contracts) under or relating to any Material Contract in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions and thereby. Immediately following the Closing, each Material Contract will continue to be in full force and effect, and valid, binding and enforceable in accordance with its terms (except for any Material Contract to which the Company is or may be a party at any time from and after the date hereof that is terminated by any other party to such Material Contract in accordance with its terms for any reason other than on account of any breach of any of its obligations under such Material Contract or any other action or omission by the Company). Section 5.15. Intellectual Property of the Company. (a) Except for inbound non-exclusive “shrink wrap” or “clickwrap” software licenses for Standard Software, and inbound licenses or restricted use provisions that arise out of the purchase of off-the-shelf reagents from suppliers or through catalogs, all material Company 73

Intellectual Property is either (i) solely and exclusively owned by the Company, free and clear of all Liens, or (ii) exclusively licensed to the Company free and clear of all Liens and pursuant to a valid and enforceable written Contract listed in Section 5.15(b) of the Disclosure Letter. Without limiting the generality of the foregoing, except as set forth in Section 5.15(a) of the Disclosure Letter: (x) no Company Personnel have any claim, license, right (whether or not currently exercisable) or interest in or to any material Company Intellectual Property that has not been validly and effectively assigned to the Company and (y) to the Company’s knowledge, no Company Personnel are in breach of any Contract with any former employer or other Person concerning any of the Company Intellectual Property or confidentiality, where the cause or nature of the breach arises out of the performance of any services on behalf of the Company related to the development of any Company Intellectual Property. (b) Section 5.15(b) of the Disclosure Letter sets forth a true and accurate list of all Contracts relating to any material right in, to or under any Company Intellectual Property (including all licenses, options, settlement agreements, coexistence agreements, consent agreements, covenants not to sue and similar rights and immunities, assignments and security interests) that have been granted (i) to the Company (other than non-exclusive “shrink wrap” or “clickwrap” software licenses for Standard Software, and licenses or restricted use provisions that arise out of the purchase of off-the-shelf reagents from suppliers or through catalogs and nonexclusive licenses or rights granted to the Company in the Ordinary Course of Business), or (ii) by the Company to any other Person (other than customary powers of attorney granted to the Company’s patent prosecution counsel solely for purposes of representing the Company before the U.S. Patent and Trademark Office (“PTO”) or its foreign equivalents and other than nonexclusive licenses granted to manufacturers or suppliers, contract research organizations or other Persons performing research, development, manufacturing, supply or other services on behalf of the Company, in each case, solely to the extent necessary to perform services on behalf of the Company). The Company has not entered into any Contract (x) granting any Person the right to bring an action for Infringement with respect to, or otherwise to enforce rights with respect to, any of the Company Intellectual Property that is exclusively licensed to the Company or Company-Owned Intellectual Property, (y) expressly agreeing to indemnify any Person against any claim that the practice of the Company Intellectual Property Infringes any Intellectual Property of any Person or (z) granting any Person the right to control the prosecution of any of the Company Intellectual Property that is exclusively licensed to the Company or Company-Owned Intellectual Property. The Company has not assigned, transferred, or conveyed any Intellectual Property that would have been Company Intellectual Property, but for such assignment, transfer, or conveyance. The execution and delivery of this Agreement by the Company and the consummation of the Transactions (alone or in combination with any other event) and the compliance with the provisions of this Agreement do not and will not: result in (A) a breach of or an alteration or trigger of any terms in any Contract, including payment obligations, relating to any Company Intellectual Property or any of the Company Programs, or create on behalf of any third party the right to terminate or modify any such Contract, (B) (1) a loss, alteration, or impairment (in whole or in part) of, or Lien on, any Company Intellectual Property, (2) a conflict with, or a loss, alteration, or impairment (in whole or in part) of any of the rights of the Company in or to any of Company Intellectual Property, or the validity, enforceability, use, right to use, ownership, priority, duration, scope or effectiveness of Company Intellectual Property or (C) the grant, assignment, or transfer to any Person of any license or other right, authorization, or interest under, to or in any of the Company Programs or Company Intellectual Property. The Company has the legal power (i) to 74 convey to a successor all of its ownership in the Company-Owned Intellectual Property and (ii) to assign to a successor all of its licensed rights in the material Company Intellectual Property. (c) Section 5.15(c) of the Disclosure Letter sets forth a complete and accurate list of all Registered Company IP, indicating for each item owned by the Company (as applicable): (A) all current assignees and owners, (B) all registration numbers, issuance numbers, grant numbers, serial numbers and application numbers, (C) all filing, registration, issuance, and grant dates, (D) all jurisdictions in which such Registered Company IP has been or is registered, granted, issued or in which registrations, grants or issuances have been applied for (and in the case of domain names, the registrar and registrant of such domain names), (E) all filing, maintenance and other deadlines occurring within 120 days of the date hereof and (F) all renewal and expiration dates of such Registered Company IP occurring within two years of the date hereof. Section 5.15(c) of the Disclosure Letter additionally sets forth an accurate and complete list of all Company Intellectual Property for which an application for registration, filing, certification, grant or issuance is currently in preparation by or in the name of the Company. To the extent any Patent Right has been assigned to the Company by any Person who is not an inventor of such Patent Right, any and all such third Person assignors of such Patent Right have each executed a valid and enforceable written agreement assigning all of such third Person’s rights, title, and interests in and to such Patent Rights (and the inventions and discoveries claimed or otherwise disclosed therein) to the Company, and, except as set forth in Section 5.15(c) of the Disclosure Letter, all such assignments have been timely and properly filed with the PTO or its foreign equivalent, as applicable. (d) With respect to the Registered Company IP owned by the Company, and, to the Company’s knowledge, with respect to the Registered Company IP exclusively licensed to the Company, (i) each Patent Right included in such Registered Company IP properly identifies all inventors thereof, (ii) each inventor of each such Patent Right has executed a valid and enforceable written agreement assigning all of such inventor’s rights, title, and interests in and to such Patent Right (and the inventions and discoveries claimed or otherwise disclosed therein) to the Company or applicable licensor of the Company, (iii) to the Company’s knowledge, the compliance by each such inventor with each such written agreement does not conflict with any of such inventor’s obligations to third parties, and (iv) all such assignments have been timely and properly filed with the PTO or its foreign equivalent, as applicable. (e) With respect to the Registered Company IP owned by the Company, and with respect to the Registered Company IP exclusively licensed to the Company to the Company’s knowledge, all filings required to be made to date have been timely filed (taking into account extensions), and all filing, issuance, extension, renewal, and maintenance fees and other fees have been timely paid. The Company has taken reasonable measures to record and maintain any and all inventions and discoveries that are, in the reasonable discretion and judgment of the Company, both material to the business of the Company and likely to be patentable, and such procedures include requiring all Persons involved in the creation or development of such inventions on behalf of the Company to maintain invention records describing activities related to such creation or development in detail reasonably sufficient to enable the Company to document and otherwise protect, enforce and defend its rights in and to such inventions and discoveries. (f) The Registered Company IP is subsisting and, to the Company’s knowledge, valid. None of the Registered Company IP has expired, lapsed, been abandoned or 75 been declared invalid or unenforceable, in whole or in part, by any Governmental Entity, and, to the Company’s knowledge, there are no facts or circumstances that would reasonably be likely to provide a basis for abandonment, invalidity, unenforceability or an inventorship claim by a third party. No Registered Company IP has been or is subject to any pending or, to the Company’s knowledge, threatened interference, inventorship dispute, reissue, reexamination, opposition, concurrent use, cancellation, invalidity, inter partes, post-grant or other similar proceeding. None of the Company Intellectual Property is subject to any outstanding Judgment, charge, settlement or other disposition of any dispute where the Company is a party. (g) For (x) each Patent Right listed in Section 5.15(c)(i) of the Disclosure Letter and (y) each Patent Right listed in Section 5.15(c)(ii) of the Disclosure Letter for which the Company has the right (excluding unexercised step-in rights) or responsibility to file, prosecute and maintain, each of the Company, its attorneys, agents and relevant employees and other Representatives (and, to the Company’s knowledge, each of the applicants, owners, and inventors, and their attorneys, agents and relevant employees and other Representatives) has met its duty of candor and good faith as required under 37 C.F.R. § 1.56 and complied with analogous Laws outside the U.S. To the Company’s knowledge, there is no material fact with respect to any patent applications included in the Company Intellectual Property that would (i) preclude the issuance of an issued patent from such patent application (with claims no less materially broad in scope than the claims as currently pending in such patent application), or (ii) cause the material claims included in such patent application to be materially narrowed or to be held unenforceable or be cancelled or held invalid by a court of patent office proceeding. (h) To the Company’s knowledge, no third party is or has been Infringing any Company Intellectual Property. No claims, complaints, suits, or proceedings regarding any matter described in the preceding sentence have been asserted in writing or threatened against any Person by or on behalf of the Company. The Company has taken reasonable measures to maintain, protect, and preserve the security, confidentiality, value and ownership of all trade secrets and confidential information included in the Company Intellectual Property (including confidential Know-How and Other Information) (“Confidential Company Information”), including by requiring all current and former employees and consultants, and any third party to whom the Company has disclosed Confidential Company Information to execute and deliver to the Company a written Contract that includes customary confidentiality and restriction on use terms. To the Company’s knowledge, no current or former employees or consultants are, and no other Person is, in violation in any material respect of any such confidentiality agreements. The Company has obtained from (i) each of its current and former employees and (ii) all other Persons who are or were involved in, or who have participated in or contributed to, the conception, creation, development, reduction to practice, improvement to or modification of any of the Company Intellectual Property owned by the Company and used or intended for use in the conduct of the business of the Company (or any portion thereof), a written Contract that assigns solely and exclusively to the Company all rights, title and interests in and to any and all Intellectual Property arising out of or relating to such Person’s activities with respect to the Company’s business. (i) To the Company’s knowledge, the conduct of the business of the Company as currently conducted and as currently proposed to be conducted by the Company (including the research, development, commercialization, testing, manufacture, use and other exploitation of the Company Programs), has not Infringed, and does not and will not Infringe, any Intellectual 76

Property of any third party. The Company is not the subject of any pending action, suit, proceeding or (to the Company’s knowledge) investigation, or has received any claim, notice, “cease and desist” letter, offer, invitation to obtain a license, threat or similar written correspondence from any Person (i) alleging or suggesting that the conduct of the business of the Company as currently conducted and as currently proposed to be conducted by the Company (including with respect to the research, development, testing, manufacture, use, sale, offer for sale, importation and other exploitation of any of the Company Programs), and the practice of the Company Intellectual Property in connection therewith, Infringes or will Infringe the Intellectual Property of any Person or (ii) challenging the inventorship, ownership, validity, enforceability, priority, scope, use, right to use, or registrability of any of the Company Intellectual Property. There are no Patent Rights of any third party known by the Company to be dominating or interfering with the Patent Rights included in the Company Intellectual Property or, to the Company’s knowledge, that could be asserted by a Person to exclude or prevent the Company from practicing the Patent Rights included in the Company Intellectual Property to conduct the business of the Company as currently conducted or currently proposed to be conducted by the Company with respect to the research, development, testing, manufacture, use, sale, offer for sale, importation and other exploitation of any of the Company Programs. The Company has disclosed to Buyer the existence of all written opinions of counsel requested by the Company regarding the infringement or non-infringement, validity or invalidity or unenforceability or enforceability of any Intellectual Property owned by any Person other than the Company relating to any of the Company Programs. (j) No Governmental Entity has any right to (including any “step-in” or “march- in” rights with respect to), ownership of, or right to royalties for, or to impose any requirement on the manufacture or commercialization of any product incorporating, any Company Intellectual Property owned by or exclusively licensed to the Company. Without limiting the generality of the foregoing, no invention claimed or covered by any Patent Right within the Company-Owned Intellectual Property (i) was conceived or reduced to practice in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (ii) is a “subject invention” as that term is described in 35 U.S.C. § 201(e) or (iii) is otherwise subject to the provisions of the Bayh-Dole Act or any similar Law of any other jurisdiction, including with respect to any Patent Rights that are part of the Company-Owned Intellectual Property. No funding, facilities, or personnel of any educational or research institution were used to develop or create in whole or in part, any of the Company Intellectual Property that is exclusively licensed to the Company or Company-Owned Intellectual Property, and, to the Company’s knowledge, no educational institution has any right to, or right to royalties for, or to impose any requirement on the manufacture or commercialization of any product incorporating, any Intellectual Property that is, or is purportedly, owned by the Company. (k) Except as set forth in Section 5.15(k) of the Disclosure Letter, no college, university or other educational or research institution or agency, Governmental Entity, or other organization which sponsored research and development conducted by the Company has any claim of right or license to, or ownership of, or other encumbrance upon the Company Intellectual Property. The Company has complied in all material respects with any and all obligations applicable to it as a result of the use of funding, facilities, personnel or other resources of any college, university or other educational or research institution or agency, or other organization. The Company has previously provided to Buyer true and complete copies of all Contracts applicable to any Intellectual Property owned or purportedly owned by the Company or used in 77 the products, product candidates, or services of the Company or otherwise necessary or useful for the operation of the business, which was conceived, developed, created, or reduced to practice by any founder of the Company who is or was a student or faculty or staff member of either the University of Surrey or the University of Oxford systems, and except as set forth in a Contract listed in Section 5.14(a) of the Disclosure Letter, neither the University of Surrey nor the University of Oxford systems (as a whole or any individual institution, college, university or other entity therein) has any rights, licenses, claims or interests whatsoever with respect to any such Intellectual Property (or any portion thereof). (l) The Company has taken all commercially reasonable steps to ensure the continued operation of the Software, Business Data and databases included in the Company Intellectual Property and material to the operation of the Company’s business as currently conducted, as well as all of its computers and other information technology infrastructure and assets used in the Company’s business (collectively, the “IT Assets”), and to protect the security and confidentiality of its IT Assets and the information and records stored on or accessed or transmitted using the IT Assets. The IT Assets of the Company operate and perform in all material respects as is necessary and sufficient for the conduct of the business of the Company as currently conducted and as currently proposed to be conducted by the Company or, to the Company’s knowledge, Buyer. To the Company’s knowledge, the IT Assets are free from malicious code and do not contain any bugs, errors, vulnerabilities or problems that, in each case, would be expected to materially adversely affect the operation or use of any such IT Assets. To the Company’s knowledge, there has not been in the past two (2) years any material (i) unauthorized intrusions or breach of the security of the IT Assets, (ii) malfunction of the IT Assets or (iii) accidental or unauthorized access to, loss, or misuse of Personal Data maintained by the Company. Section 5.15(k) of the Disclosure Letter sets forth a true and accurate list of all Software that is owned by the Company. No open source or public library code was used in the development or modification of any Software owned by the Company that is incorporated into or utilized by any products of the Company or in a manner that would restrict the Company’s ability to commercialize the Software or require the Company to publicly distribute any source code for such Software. The Company has implemented commercially reasonable backups and security measures to duplicate, store, and protect its material information that is stored in electronic form or media. Information related to the Company’s business is not recorded, stored, maintained, operated, or otherwise wholly or partly dependent upon or held by any means which will not be available to the Company or to Buyer after the Closing. Immediately following the Closing, the Business Data and databases of the Company will have at least the same data, content, information and functionality as they do immediately prior to the Closing, subject to changes to the data, content and information in the databases made in the Ordinary Course of Business. (m) The Company maintains appropriate data security policies, processes, and controls, all of which meet any requirements under applicable Law. The Company’s collection, receipt, sharing, processing, use, recording, storage, transfer, disclosure and disposal of Personal Data (including through the Company Intellectual Property) is, and has been, (i) compliant with all applicable privacy policies, terms of use and public statements of the Company (including as published on its websites), (ii) in compliance with Privacy Laws and (iii) consistent with the authorizations given by the relevant individual natural persons. There are no litigation, dispute or legal proceedings pending (or to the Company’s knowledge, threatened) and there has not been any litigation, dispute or legal proceedings in the past, against the Company alleging that the 78

Company has failed to comply with any of the foregoing clauses (i) through (iii). There has been no, and no allegation of, loss, theft, misuse, unauthorized disclosure of, or unauthorized access to, any Business Data (including any Personal Data) held by or on behalf of the Company or otherwise under its control. No disclosure of any data breach or security breach of the IT Assets has been or should have been made by the Company under applicable Law or to any Governmental Entity. The Company has implemented and maintained measures sufficient to provide reasonable assurance that it complies with Privacy Laws. (n) With respect to all Business Data (including all Personal Data) held by or on behalf of the Company, or otherwise under their control, the Company has taken the steps required and reasonably necessary to protect such Business Data (including all Personal Data) against loss and against unauthorized access, use, modification, disclosure or other misuse (including by the Company’s officers, employees, independent contractors and consultants), including implementing and maintaining administrative, physical, and technical measures commensurate with the age, size, business and resources of the Company to protect the confidentiality, integrity, availability, and security of Confidential Company Information and the IT Assets against unauthorized control, use, access, interruption, modification, or corruption related to the Company’s business and to ensure continued, uninterrupted, and error-free operation of the IT Assets. The Company has contractually obligated any Persons that Process Business Data (including all Personal Data) on its behalf to (i) comply with applicable Laws, (ii) take reasonable steps to protect and secure Business Data (including all Personal Data) from unauthorized access, acquisition, modification, or disclosure, and (iii) take reasonable measures to restrict Processing of Business Data (including all Personal Data) to purposes authorized or required pursuant to the agreement or contract with such Persons. (o) Neither the execution, delivery or performance hereof nor the transactions contemplated hereby will result in the Company being in breach of any applicable Privacy Laws or the privacy policies of the Company. Section 5.16. Litigation. There is no Action that is pending or, to the knowledge of the Company, threatened and, to the knowledge of the Company, no investigation is pending or threatened, against the Company (or any holders of Company Capital Stock or directors, officers, agents or employees of the Company, to the extent such Actions relate to the Company) or any assets or properties of the Company. There are no Judgments outstanding against the Company (or any holders of Company Capital Stock or directors, officers, agents or employees of the Company, to the extent such Judgments relate to the Company) or any assets or properties of the Company. Since the Company’s formation, there has not been any Action or investigation in respect of the Company that (a) resulted in a Judgment against or settlement by the Company (whether or not such Judgment or settlement was paid, in whole or in part, by an insurer of the Company or other third party), (b) resulted in any equitable relief or (c) relates to the Transactions. There is no Action pending by the Company, or which the Company intends to initiate, against any other Person. To the knowledge of the Company, there is no fact or circumstance that, to the knowledge of the Company, could reasonably be expected to serve as a basis for any Action against the Company. 79

Section 5.17. Taxes. (a) The Company has timely filed all Tax Returns that it was required to file, and all Tax Returns that the Company has filed (whether required or otherwise) were true, correct and complete in all material respects. With respect to the Company, all documents and records which are required by the applicable Tax Laws to be maintained for the purposes of Tax have been so maintained and are within the possession or under the control of the Company. The Company has paid on a timely basis all Taxes required to be paid (whether or not shown to be due on any Tax Return filed by or in respect of the Company). All Taxes that the Company was required by any Tax Law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly and timely reported and paid to the appropriate Taxing Authority. (b) The Company has made available to Buyer correct and complete copies of all Tax Returns (other than corporation tax returns) filed with respect to the Company, and examination reports and statements of deficiencies assessed against or agreed to by the Company in the three (3) years prior to the date of the Agreement and all corporation tax returns filed with respect to the Company in the six (6) years prior to the date of the Agreement. No examination or audit of any Tax Return or Tax Period of the Company by any Taxing Authority and no Tax dispute or litigation with respect to the Company is currently pending or in progress or, to the Company’s knowledge, threatened, and the Company has not received a written request for information related to Taxes or any Tax Return from any Taxing Authority. Since the Company’s formation, the Company has not received any notice, proposal, assessment, injunction or written request for payment or deficiencies of Taxes from any Taxing Authority except for those requests for payments as reflected in the Tax Returns made available to Buyer. The Company has not been informed in writing, or other than in writing to the Company’s knowledge, by any jurisdiction that the jurisdiction believes that the Company was or may be required to file any Tax Return that was not filed or subject to taxation in such jurisdiction. No extension or waiver of the limitation period applicable to any of the Company’s Tax Returns or Tax Period (including where no Tax Return was filed) has been granted and remains in effect, nor has any request been made in writing for any such waiver or extension by the Company or any Taxing Authority (other than request for automatic extensions). (c) There are no Liens with respect to Taxes upon any of the assets or properties of the Company, other than Permitted Liens. (d) The Company will not be required to include any item of income in, or exclude any item of deduction from, Taxable income for any Post-Closing Tax Period as a result of any (i) change in method of accounting for a Pre-Closing Tax Period, (ii) sale or disposition made in a Pre-Closing Tax Period, (iii) prepaid amount received or paid in a Pre-Closing Tax Period, (iv) deferred intercompany transaction, (v) transaction under which previously utilized Tax losses or credits may be recaptured, (vi) disclaimer of capital allowances or (vii) similar transaction, in any such case occurring prior to Closing. The Company has not received any income in a period prior to the Closing for which recognition for Tax Purposes will be deferred to a Post-Closing Tax Period. The Company has not made any election to defer, or is deferring or has deferred, the payment of Taxes from a Pre-Closing Tax Period to a Post-Closing Period, including pursuant to Section 965(h) of the Code, any COVID-19 Measure or otherwise. 80

(e) No Taxing Authority has agreed to operate any special arrangement (that is, an arrangement which is not based on a strict application of all relevant Tax legislation, published extra statutory concessions and published statements of practice) in relation to the affairs of the Company. The Company is not described in Article 4(5) of the Convention Between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and on Capital Gains, as currently in effect. All notices and other communications from a Taxing Authority requiring or permitting the Company to deal with its Tax affairs in a particular manner or on a particular basis are in the possession of the Company and copies thereof have been made available to the Buyer. (f) The Company: (i) is registered for the purposes of the Value Added Tax Act 1994 (“VATA”); (ii) has made, given, obtained and kept up to date, full and accurate records, invoices and documents required for the purposes of the Law relating to VAT; (iii) has complied in all respects with all other applicable VAT legislation and in particular has filed all returns and made all payments of VAT on a timely basis; and (iv) has not been required by a Taxing Authority to give security under the VATA. (g) The Company owns no asset which is a capital item, the input tax on which may be subject to adjustment in accordance with Part XV of the Value Added Tax Regulations 1995 (capital goods scheme). (h) The Company has not been engaged in, or been a party to, a scheme or arrangement of which the main purpose, or one of the main purposes, was the avoidance of Tax or the obtaining of a Tax advantage. (i) This Agreement and the implementation of the transactions contemplated by this Agreement, will not result in the Company suffering any Tax liability as a result of the deemed disposal, realisation or assignment of any of the assets or liabilities of the Company. (j) The Company is not and has not been party to, any transaction or arrangement under which it has been required to compute its profits or losses for tax purposes as if arm’s length terms had been made or imposed instead of the actual terms, or otherwise to make any adjustment for tax purposes to the terms on which the transaction or arrangement took place. The Company has sufficient information and records to enable it to comply with, or establish that it is not subject to the operation of Part 4 Taxation (International and Other Provisions) Act 2010 or any similar legislation in any jurisdiction outside the United Kingdom. (k) The Company is not, and has never been, a member of a consolidated, combined, unitary, or similar group for any Tax purposes. 81

(l) The Company is not a party to, or otherwise bound by or subject to, any Tax sharing, allocation or indemnification or similar agreement, provision or arrangement (other than, for the avoidance of doubt, commercial agreements whose primary subject matter is not Tax). (m) The Company is not a party to any joint venture, partnership or other arrangement or Contract which could be treated as a partnership for Tax purposes. (n) The Company is not (1) a United States real property interest, as defined in Section 897(c) of the Code; (2) a controlled foreign corporation within the meaning of Section 957 of the Code; (3) a passive foreign investment company, within the meaning of Section 1297 of the Code, that has, currently is, or is obligated to provide any information to a shareholder to enable such shareholder to comply with reporting requirements described in Section 1295(a)(2) of the Code and the Treasury regulations issued thereunder; (4) an expatriated entity within the meaning of Section 7874(a)(2) or Section 7874(b) of the Code; or (5) a dual resident corporation. The Company has at all times been a C corporation within the meaning of Section 1361(a)(2). (o) Neither the execution and delivery of this Agreement, the consummation of the Transactions, nor the conduct of the business of the Company by the Company Personnel will trigger a right to any payment or benefit under a Plan, policy, Contract, arrangement or commitment, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). (p) The Company does not, nor has it ever had (during any taxable period remaining open for the assessment of Tax by any applicable Taxing Authority under its applicable statute of limitations), any place of business or permanent establishment in any jurisdiction outside the United Kingdom. (q) The Company is not nor to the Company’s knowledge, are there any circumstances in existence as a result of which it will become liable to make to any person (including any Taxing Authority) any payment in respect of any liability for Tax that is primarily or directly chargeable against, or attributable to, any other person (other than payments in respect of VAT to persons making supplies for VAT purposes to the Company). (r) The Company has complied with all requirements in respect of any research and development Tax credit received or claimed. There are no circumstances under which any amount of payment, relief or allowance could reasonably be expected to be disallowed or required to be repaid to a Taxing Authority. (s) The Company has not at any time been obliged to make a notification to a relevant Taxing Authority under section 92 of the United Kingdom Finance Act 2015 or any similar legislation outside the United Kingdom, nor has received a preliminary notice under section 93 of the United Kingdom Finance Act 2015 or any similar legislation outside the United Kingdom. (t) The Company has not: (i) made any transfer of value within sections 94 and 202 of Inheritance Tax Act 1984 (“IHTA 1984”); or (ii) received any value such that liability might 82 arise under section 199 of IHTA 1984; or (iii) been a party to associated operations in relation to a transfer of value as defined by section 268 of IHTA 1984. (u) There is no unsatisfied liability to inheritance tax attached to, or attributable to, the Shares or any asset of the Company. None of them are subject to any Inland Revenue charge as mentioned in sections 237 and 238 of IHTA 1984. (v) The Company was entitled to benefit from, and has complied with any and all requirements of, any measures introduced by the United Kingdom government to assist businesses with their tax affairs in response to the COVID-19 pandemic from which it has benefitted. The Company has not: (i) deferred the payment of any VAT liability due where that VAT liability has not yet been settled with HMRC; (ii) deferred the payment of any income tax or corporation tax self-assessment payment on account where that payment on account has not yet been made to HMRC; or (iii) entered into a “time to pay” arrangement with HMRC. (w) Section 5.17(x) of the Disclosure Letter identifies all subsisting EMI Options and Non-Qualifying Options at the Relevant Time. There are no agreements, schemes or promises to grant any other EMI Options or Non-Qualifying Options. (x) There have been no: (i) disqualifying events in respect of any EMI Options under section 534 of ITEPA 2003; or (ii) material amendments to any of the terms of any EMI Options. (y) No employment-related securities (as defined in sections 420 and 421B(8) of ITEPA 2003), including, without limitation, any shares acquired under section 205A of the Employment Rights Act 2003, have been issued or transferred (other than under any Tax-advantaged Scheme or EMI Option) and there are no agreements, schemes or promises to make any such issues or transfers (other than options falling within section 5.17(x)): (i) by the Company; (ii) under any arrangements established by the Company; or (iii) by a holding company or other shareholder of the Company (or under arrangements established by such a person). (z) No securities options (as defined in section 420(8) of ITEPA 2003) (other than EMI Options or options granted under any Tax-advantaged Scheme) have been granted to any current, former or proposed employees or directors of the Company (or to any nominees or associates of such employees or directors) and there are no agreements, schemes or promises to make any such grant: (i) by the Company; (ii) under any arrangements established by the Company; or (iii) by a holding company or other shareholder of the Company (or under arrangements established by such a person). (aa) The Company has no knowledge of: (i) any failure to notify the grant of any EMI Options to HM Revenue & Customs within the required time limit under paragraph 44 of Schedule 5 of ITEPA 2003; or (ii) any dispute (or potential dispute) with HM Revenue & Customs as to whether any EMI Options are qualifying options for the purposes of paragraph 1(2) of Schedule 5 of ITEPA 2003. (bb) The Company has fully complied with all of its reporting obligations in respect of the operation of any Company Share Plan, including any obligation to file annual share scheme returns with HM Revenue & Customs. 83

Section 5.18. Insurance. Section 5.18 of the Disclosure Letter identifies each insurance policy maintained by, at the expense of or for the benefit of the Company and identifies any material claims made thereunder as of the date of this Agreement within the past three (3) years and the Company has heretofore delivered to Buyer a complete and accurate copy of all such policies. All such policies (or substitute policies with substantially similar terms and underwritten by insurance carriers with substantially similar or higher ratings) are valid and subsisting and in full force and effect in accordance with their terms, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and the Company is otherwise in compliance with the terms of such policies. The Company has not received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible: (i) cancellation, termination (or any other threatened termination) or invalidation with respect to any insurance policy; (ii) refusal of any insurance coverage or rejection of any claim under any insurance policy; or (iii) adjustment in the amount of the premiums payable with respect to any insurance policy. There are no pending or, to the Company’s knowledge, threatened claims under any insurance policy. Section 5.19. Benefit Plans; Employee Matters. (a) Section 5.19(a) of the Disclosure Letter sets forth (i) all Contracts and other Plans under which any Company Personnel (or their dependents or beneficiaries) may accrue benefits or otherwise receive payments or other compensation for services provided to the Company or any of its Affiliates and (ii) a true and complete list of each retirement, pension, lump sum, life assurance or insurance, permanent health insurance or income replacement, deferred compensation, equity-based compensation, incentive, bonus, paid time off, employment, independent contractor, consulting, change in control, severance or redundancy, termination, retention, accident, ill-health, disability, death, health, welfare, flexible spending account, and any other employee benefit plan, agreement, arrangement, program or policy that is maintained, contributed to or required to be contributed to by the Company or with respect to which the Company has or could have any Liability (each item in (i) and (ii), a “Company Plan”). For each Company Plan, the Company has made available to Buyer a true, complete and correct copy of each Contract or Plan document, as amended through the date of this Agreement, or a written summary of any unwritten Plan. (b) No Company Plan is subject to the Laws of any jurisdiction outside of the United Kingdom or provides compensation or benefits to any Company Personnel that are subject to the Laws of any jurisdiction outside of the United Kingdom. No Company Plan is a defined benefit pension plan, and no Company Personnel have any entitlements under a defined benefit pension plan. (c) Each Company Plan has been, in all material respects, established, maintained, and administered in accordance with its terms and with all applicable Laws, including pension auto enrolment and funding obligations as required by the Pensions Act 2008 and associated legislation. No notices, fines, or other sanctions have been issued by the Pensions Regulator and no instances of non-compliance with the automatic enrolment obligations have been notified to the Pension Regulator in respect of the Company. No actions, investigations, suits, or claims with respect to any Company Plan are pending or, to the Company’s knowledge, threatened. 84

( ) The Company has not adopted or approved any Company Stock Plan. The Company does not have a formal plan, commitment, or proposal, whether legally binding or not, and has not made a commitment to Company Personnel to create any Company Plan. (d) No Company Plan provides, and the Company has no Liability or obligation to provide to any Company Personnel (or their dependents of beneficiaries), postretirement medical or other welfare benefits. The Company has no plan, commitment, or proposal, whether legally binding or not, nor has made a commitment to Company Personnel, to create any additional Company Plans or modify or change any existing Company Plans. (e) Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (either alone or in combination with another event): (i) result in any payment becoming due, or increase the amount of any compensation due, to any Company Personnel; (ii) increase any benefits under any Company Plan; (iii) result in the acceleration of the payment or vesting of any compensation or benefits; (iv) result in the triggering or imposition of any restrictions or limitations on the Company’s right to amend or terminate any Company Plan; or (v) entitle the recipient of any payment or benefit to receive a “gross up” payment for any income or other taxes that might be owed with respect to such payment or benefit. (f) The treatment of the Company Options pursuant to this Agreement shall not violate the terms of the Company Share Plan or any agreement governing the terms of such Company Share Plan. Each Company Plan has been maintained and operated in documentary and operational compliance with applicable Law. (g) Prior to the Closing Date, the Company shall have made all contributions required to be made to or with respect to each Company Plan as of the Closing Date and paid or accrued all Liabilities on account of any Company Plan in existence on or before the Closing Date. Section 5.20. Labor. (a) Section 5.20(a) of the Disclosure Letter separately lists all current and former Company Personnel and other persons who personally perform work for the Company but who are not in business on their own account or in a client/customer relationship as of the date of this Agreement, including for each, to the extent applicable: (i) their dates of employment; (ii) their current positions; (iii) their current salary paid or payable; (iv) any other compensation payable to them (including housing allowances, compensation payable pursuant to bonus, deferred compensation or commission arrangements or other compensation); (v) annual vacation days; (vi) their notice period; and (vii) their full-time or part-time status. To the Company’s knowledge, no current Company Personnel is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality or non-competition agreement, that adversely affects or restricts the performance of such individual’s duties (b) Section 5.20(b) of the Disclosure Letter contains details of all persons who are not employees or workers and who are providing services to the Company under an agreement that is not a contract of employment with the Company (including consultants and secondees), and particulars of the terms on which such persons provide their services, including (but not limited 85

to): (i) the term of the engagement; (ii) the start date of the engagement; (iii) a description of the services provided; and (iv) the fee payable in respect of the service provision. (c) The Disclosure Letter includes anonymized details of all employees and workers who are on secondment, maternity, paternity, adoption, shared parental or other leave or absent due to ill-health or for any other reason. (d) The Company has, or will have no later than the Closing Date, paid all accrued fees, bonuses, commissions and severance of the Company Personnel and independent contractors due to be paid through the Closing Date. There are no loans to any Company Personnel. The Company and its Affiliates are and have been in compliance in all material respects with all applicable Laws (including Tax Laws) regarding employment, employment practices, immigration, employee benefits and compensation, terms and conditions of employment, including wages and hours, the classification of employees and independent contractors and withholding of Taxes and insurance payments, and payment of employment Taxes, compensation and benefits. (e) No offer of employment or engagement has been made by the Company that is outstanding for acceptance, or that has been accepted but not yet commenced. (f) No notice to terminate the contract of employment of any Company Personnel is pending, outstanding or threatened, and to the knowledge of the Company, there are no circumstances likely to give rise to such notice. (g) The Company is not a party to, bound by or proposing to introduce in respect of any Company Personnel, any redundancy payment scheme (in addition to statutory redundancy pay), or any incentive arrangement or scheme (including, without limitation, any share option or share award plan, and commission, profit sharing or bonus scheme), other than the Company’s 2019 Share Option Plan. (h) The Company has not incurred any actual or contingent liability in connection with any termination of employment of its employees or workers, or for failing to comply with any order for the reinstatement or re-engagement of any employee or worker. (i) The Company has not made or provided, or agreed to make or provide, any payment or benefit to any Company Personnel (or their dependents) in connection with the actual or proposed termination or suspension of employment or variation of an employment contract. (j) The Company has not offered, promised or agreed to any future variation in the terms of employment or engagement of any employee or worker. (k) The Disclosure Letter includes copies of all contracts, handbooks, policies and other documents which apply to the employees and workers, identifying which applies to which individual. (l) The Company has not entered into any agreement or arrangement (whether or not binding) with any trade union, staff association, staff council, works council, information and consultation body or any other worker representatives relating to any Company Personnel and 86 is not involved in any industrial or trade dispute or negotiation regarding a claim with any employee representative body and there is nothing likely to give rise to such a dispute or claim. No Company Personnel is subject to a current disciplinary warning or procedure and as far the Company is aware, there are no disputes or claims threatened or pending in respect of any Company Personnel. Section 5.21. Regulatory Compliance. (a) The Company has conducted its business in the previous five (5) years in all material respects, in compliance with all applicable Law, including all applicable Laws regarding developing, testing, or manufacturing of the Company’s products in development, or adverse event reporting. The Company has not received any written notice or other communication from any Governmental Entity alleging any violation of applicable Law by the Company. The Company has not received any notices of inspectional observations, establishment inspection reports, warning letters, untitled letters, or any other documents received from or issued by any Governmental Entity alleging any lack of compliance with any applicable Law or regulatory requirements, or other applicable Law by the Company or by persons who are performing services for the benefit of the Company. (b) To the extent any activities have been taken with respect thereto, all studies, tests, ongoing and completed preclinical studies conducted by or on behalf of the Company with respect to the Milestone Products have been, in the last five (5) years, and are being conducted in all material respects in accordance with all applicable experimental and preclinical trial protocols, procedures and controls pursuant to accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company. The descriptions of, protocols for, and data and other results of, the studies, tests, development and trials conducted by or on behalf of the Company with respect to the Milestone Products that have been furnished or made available to Buyer are materially accurate and complete. The Company is not aware of any studies, tests, development or trials the results of which reasonably call into question the results of the studies, tests, development and trials conducted by or on behalf of the Company with respect to DS-234, DS-118, DS-192 or any of the Milestone Products, and the Company has not received any written notices or correspondence from any Governmental Entity or any Review Board or comparable authority requiring the termination, suspension or material modification of any studies, tests, or preclinical development trials conducted by or on behalf of the Company with respect to the Milestone Products. (c) Except as set forth on Section 5.21(c) of the Disclosure Letter, there are not and have not been any recalls, field notifications, corrections, market withdrawals or replacements, written safety alerts or any other written notice provided to or received from an investigator, Governmental Entity or Notified Body relating to an alleged lack of safety or regulatory compliance with respect to the Company Programs. (d) The Company possesses all material permits, licenses, registrations, certificates, authorizations, orders and approvals from the appropriate Governmental Entity necessary to conduct its business, including all such permits, licenses, registrations, certificates, authorizations, orders and approvals required by any applicable Governmental Entity engaged in the regulation of drugs, pharmaceuticals, medical devices or biohazardous materials. The 87

Company has not received any notice of proceedings relating to the suspension, modification, revocation or cancellation of any such permit, license, registration, certificate, authorization, order or approval. Neither the Company nor any of its officers, employees, or, to the Company’s knowledge, any of its contractors or agents is the subject of any pending or threatened investigation by any Governmental Entity. Neither the Company nor any of its officers, employees, or to the Company’s knowledge, any of its contractors or agents has made any materially false statements on, or material omissions from, any notifications, applications, approvals, reports and other written submissions to any Governmental Entity to obtain any Permit. (e) None of the Company or, to the Company’s knowledge, any of its officers, employees or agents, has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment under applicable Law. No Actions that would reasonably be expected to result in such a debarment or exclusion of the Company are pending or, to the Company’s knowledge, threatened, against the Company or, to the Company’s knowledge, any of its officers, employees or agents. (f) The Company is not aware of any information, condition, event, occurrence or circumstance that, to the Company’s knowledge, would reasonably be expected to adversely affect, in any material respect, the acceptance, obtaining or maintaining of any Permit for any of the Company Programs. (g) The Company has not received any warning letter or untitled letter, report of inspectional observations, establishment inspection reports, notices of violation, clinical holds, enforcement notices, recall notices or other written documents, notices or correspondence from any Notified Body or any Review Board or similar body, alleging that the Company is not in compliance in any material respect with any applicable Laws or Permits. (h) Attached as Section 5.21(h) of the Disclosure Letter is the Company’s current plan for development of the Milestone Product, including the Company’s current plan for studying and testing (including stability and pharmacokinetics) and obtaining Regulatory Approvals for the Milestone Product (the “Development and Regulatory Plan”). Section 5.22. Milestone Product and Clinical Trial Disclosures. (a) The Company has made available to Buyer complete and accurate copies of (i) all material filings with the FDA, the EMA, the MHRA, a Notified Body or equivalent Governmental Entity relating to any of the Milestone Products, (ii) all material correspondence with the FDA, the EMA, the MHRA, a Notified Body or equivalent Governmental Entity relating to any of the Milestone Products and (iii) all material data, information, results, analyses, publications, and reports relating to any of the Milestone Products, including all trial statistical analysis plans and published trial results (collectively, the “Material Milestone Product and Trial Information”). The Material Milestone Product and Trial Information is a true and correct representation in all material respects of the matters reflected therein. (b) The registration and regulatory files, dossiers and supporting materials of the Company with respect to the Milestone Products have been maintained in all material respects in accordance with all applicable Laws, reasonable industry standards, and the Company’s 88 standard operating procedures. None of the material filings made by the Company with the FDA, the EMA, the MHRA, a Notified Body, an equivalent Governmental Entity or with any Review Board relating to any of the Milestone Products contained, to the Company’s knowledge, any untrue statement of a material fact or fraudulent statement or omitted to state any material fact necessary to make the statements therein not misleading, and neither the Company nor any of its officers, employees or, to the Company’s knowledge, agents has committed any other act, or made a statement, or failed to make a statement that could reasonably be expected to provide a basis for the FDA, the EMA, the MHRA, a or any other Governmental Entity to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy. (c) To the Company’s knowledge, the Company has in its possession copies of all the material documentation in existence on or prior to the date hereof and required to be filed with the FDA, the EMA, the MHRA, a Notified Body or equivalent Governmental Entity for the regulatory Permit, of any of the Milestone Products. (d) No clinical trials have ever been initiated or conducted relating to any of the Milestone Products. (e) To the Company’s knowledge, the Company has disclosed or made available to Buyer all material information as to the safety and efficacy of the Milestone Products. Section 5.23. Environmental Matters. The Company is, and for the last five (5) years has been, in material compliance with all, and not in violation of any, applicable Environmental Laws. The Company is in material compliance with all material Permits required for its operations pursuant to applicable Environmental Laws. To the Company’s knowledge, the Company is not subject to any liability for Hazardous Material disposal or contamination on any third party property. The Company is not subject to any Judgment of any Governmental Entity relating to material liability under any Environmental Law. The Company does not own or operate any underground storage tanks. The Company has not released any Hazardous Material into the environment except (i) in compliance with Law or (ii) in an amount or concentration that would not reasonably be expected to give rise to material liability under any Environmental Law. Copies of all material environmental reports, studies, assessments, sampling data and other material environmental documents in the possession of the Company that relate to the Company or any real property currently or formerly occupied or operated in connection with the business of the Company have been made available to Buyer. The Company has not received any written notice, demand, letter, claim or request for information from any Governmental Entity or other Person indicating that it may be in violation of, or subject to liability under, any Environmental Law or regarding any actual, alleged, possible or potential liability arising from or relating to the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission or disposal of any Hazardous Material used by the Company. No permits registered for operations pursuant to Environmental Laws will terminate or become terminable as a result of the Transactions. Section 5.24. Books and Records. All statutory books and registers (including the register of members and register of persons with significant control (PSC Register)) and all other statutory books of the Company have been made available to Buyer and have been properly kept, 89 are written up to date and contain a true, correct and complete record of all matters which they are required by CA 2006 to record, and accurately reflect all transactions effected in Company Capital Stock through and including the date hereof. The copies of such statutory books and registers made available to Buyer are true, correct and complete copies of the original books and registers. In relation to its register of persons with significant control (PSC Register) (to the extent it is required to keep the same), the Company has at all times complied with its duties under section 790D (Duty to investigate and obtain information) and section 790E (Duty to keep information up-to-date) of CA 2006. The meeting minutes, written resolutions in lieu of a meeting, and all such other records and resolutions of the shareholders and Board of Directors of the Company made available to Buyer are up to date, complete and accurately reflect in all material respects all action previously taken by the shareholders, Board of Directors and committees of the Board of Directors of the Company. Section 5.25. Filings All returns, particulars, resolutions and other documents that the Company is required by Law to file with, or deliver to, any authority in any jurisdiction (including, in particular, the Registrar of Companies in England and Wales) have been correctly made up and duly filed or delivered (as the case may be). No warning notice or restrictions notice has been issued under Schedule 1B (Enforcement of disclosure requirements) of CA 2006 in respect of any shares or voting rights in, or any right to appoint or remove any member of the board of directors of, the Company. Section 5.26. Transactions with Affiliates. Section 5.26 of the Disclosure Letter describes any transaction, during the past three years, between the Company, on the one hand, and any Seller or Affiliate of a Seller, on the other hand, other than any employment Contract, Contract not to compete with the Company, Contract to maintain the confidential information of the Company, or Contract assigning Intellectual Property rights to the Company, in each case listed in Section 5.14(a) or Section 5.15(b) of the Disclosure Letter. For purposes of avoiding confusion, the word “transaction” in the preceding sentence shall mean any “transaction” of the type described in Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (without regard to the amount involved in such transaction and without regard to the Company’s not being subject to such regulation). Except as set forth on Section 5.26 of the Disclosure Letter no Seller or any Affiliate of a Seller (a) owns or has any interest in any property (real or personal, tangible or intangible), Company-Owned Intellectual Property, Third Party Intellectual Property or Contract used in or pertaining to the business of, the Company, (b) to the Company’s knowledge, has any claim or cause of action against the Company or (c) owes any money to, or is owed any money by the Company. To the Knowledge of the Company, no Seller or an Affiliate of a Seller possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any Person that is a client, supplier, customer, lessor, lessee, competitor or potential competitor of the Company. Ownership of securities of a Person whose securities are registered under the Securities Exchange Act of 1934 of one percent or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 5.26. Section 5.27. Brokers. The Company has no Liability to any investment banker, broker, finder, consultant or intermediary in connection with the Transactions. Section 5.28. Anticorruption Matters; Export Controls and Sanctions Matters. 90

(a) The Company and its past and present directors, officers and employees have not, and to the Knowledge of the Company, no agent, contractor or Representative or person acting for or on behalf of the Company (in each case, in his/her capacity as such) has, directly or indirectly: (i) paid, promised to pay or offered to pay, or authorized the payment of, any contribution, gratuity, gift, commission, bribe, raft, rebate, pay-off, kickback or any other payment to any person, private or public, regardless of form and whether in money, property or services in relation to any activities of the Company (“Gratuity”) to: (A) seek to obtain favorable treatment in securing business; or (B) pay for favorable treatment for business secured which violates any applicable Law, or has entered into any agreement pursuant to which any such Gratuity may or shall at any time be paid; or (C) obtain special concessions or for special concessions already obtained, for or in respect of the Company; or (ii) offered or given anything of value to influence (or that could be construed as seeking to influence) the action of a public official, political party, party official, candidate for public office, or official of any public international organization, or threatened injury to any person, property or reputation in connection with the activities of the Company in relation to the matters set out in Sections 5.28(i)(A) – (C). (b) The business of the Company is not dependent in any manner upon the making or receipt of any Gratuity. (c) The Company and its past and present directors, officers and employees have, and to the Knowledge of the Company, each agent, contractor or Representative or person acting for or on behalf of the Company (in each case, in his/her capacity as such) has, complied in all material respects with: (i) the Bribery Act 2010 (and all similar Laws in any jurisdiction outside the United Kingdom if and to the extent applicable to the Company or its operations); (ii) the Proceeds of Crime Act 2002 (and all similar anti-money laundering laws in any jurisdiction outside the United Kingdom if and to the extent applicable to the Company or its operations); and (iii) any relevant anti-bribery and corruption obligations pursuant to any contract with any third party. (d) The Company has not conducted or initiated any internal investigation or made a voluntary, directed or involuntary disclosure to any government entity or similar agency with respect to any alleged act or omission arising under, or relating to, any non-compliance with the Bribery Act 2010 or any anti-bribery, anti-corruption and anti-money laundering Laws by the Company or any directors, officers, agents, employees, contractors or other persons acting for or 91 on behalf of the Company. The Company has not received any notice, request or citation for any actual or potential non-compliance with any anti-bribery and corruption Laws. (e) No officer, director, employee or, to the Knowledge of the Company, contractor of the Company is a government or political official and no government or political official or government or political entity has any interest (whether directly or indirectly) in the Company. (f) Neither the Company, nor any of its directors, officers or employees, nor, to the Knowledge of the Company, any of the Representatives (including any of its respective directors, officers and employees) of the Company acting on its behalf has, directly or indirectly, taken any action in violation of, or taken any action that would trigger the application of punitive measures under, or has been a subject of any active, concluded, or threatened investigation, inquiry, or enforcement proceedings by any governmental authority in relation to, any applicable export control Law, any trade or economic sanctions or export controls Laws, regulations, or orders, or antiboycott Law, implemented by the European Union, any EU Member State, the United Kingdom, or the United States (collectively Trade Controls), or any other jurisdiction. (g) Neither the Company, nor, any of its directors, officers or employees, nor, to the Knowledge of the Company, any of the Representatives (including any of their respective directors, officers, or employees) (in each case in their capacity as such) of the Company acting on its behalf, (i) is specially designated for sanctions under any Trade Controls, or 50% or more owned, or otherwise controlled, by any specially designated person or entity as included in the EU’s Consolidated Sanctions List, the UK Sanctions List or on the U.S. Office of Foreign Assets Control “Specially Designated Nationals and Blocked Persons (Sanctioned Person) List” or any other similar list or (ii) to the Company’s knowledge, has engaged in any business activities with or otherwise related to any Sanctioned Person or in relation to any jurisdiction that is the subject of comprehensive sanctions or export controls (which include, as of the date of this agreement, Cuba, Iran, North Korea, Syria, or the Crimea, Luhansk, or Donetsk regions of Ukraine). The Company has ethics policies that address and prescribe a compliance program appropriate to ensure compliance with any applicable export control Law, trade or economic sanctions Law, or antiboycott Law. ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to the Company and the Sellers, as of the date hereof and as of the Closing Date, as follows: Section 6.1. Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Section 6.2. Power and Authority; Binding Agreement. Buyer has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the Transactions, and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement, and the consummation by Buyer of the Transactions, have been duly authorized by all necessary corporate action on the part of Buyer, and no other corporate proceedings on the 92 part of Buyer are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by Buyer and, assuming the due execution of this Agreement by the other parties thereto, constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity. Section 6.3. Noncontravention. (a) The execution and delivery by Buyer of this Agreement, the consummation of the Transactions and the compliance by Buyer with the provisions of this Agreement will not (i) result in the breach of any of the terms or conditions of, or constitute a default under or violate, as the case may be, the Constitutive Documents of Buyer, or any material Contract to which Buyer is bound, or by which any of its assets or properties may be affected or (ii) violate any Law or Judgment applicable to Buyer, other than any such breaches, defaults or violations that individually or in the aggregate are not likely to impair in any material respect the ability of Buyer to perform its obligations under this Agreement, or prevent or materially impede or delay the consummation of the Transactions. (b) No consent, approval, notification, order or authorization of, registration, declaration or filing with, response from, or notice to, any Governmental Entity is required by or with respect to Buyer in connection with the execution and delivery by Buyer of this Agreement, the consummation by Buyer of the Transactions or the compliance by Buyer with the provisions of this Agreement, except for such consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made individually or in the aggregate would not impair in any material respect the ability of Buyer to perform its obligations under this Agreement or prevent or materially impede or delay the consummation of the Transactions. Section 6.4. Buyer Shares. The Buyer Shares to be issued at the Closing have been duly authorized and, when issued and delivered to the Sellers in accordance with the terms of this Agreement, such Buyer Shares will be free and clear of any liens or other restrictions whatsoever (other than any liens or restrictions imposed by applicable securities laws) and registered with the Company’s transfer agent, and such Buyer Shares will be validly issued, fully paid and non- assessable and will not have been issued in violation of or subject to any purchase option, right of first refusal, preemptive right, subscription right or any similar rights created under the Buyer’s Constitutive Documents or applicable law. Section 6.5. Brokers. Buyer has not employed or entered into any Contract with any investment banker, broker, finder, consultant or intermediary in connection with the Transactions, pursuant to which the Sellers or the Company could be liable for the fee or commission of such investment banker, broker, finder, consultant or intermediary, or for any similar fee or commission in connection with the this Agreement or the Transactions. Section 6.6. Litigation. There are no Actions pending or, to the knowledge of Buyer, threatened against Buyer before any Governmental Entity or any arbitrator that seeks to 93 restrain or enjoin the consummation of the Transactions or which would reasonably be expected to have a material adverse effect on Buyer’s ability to consummate the Transactions. Section 6.7. Adequacy of Funds. Buyer has, and as of the Closing will have, adequate financial resources to satisfy its obligation to pay the Closing Payment Amount. Buyer will have, as of the date any Contingent Payments are required to be made by Buyer pursuant to the terms of this Agreement, adequate financial resources to satisfy such payment obligations. ARTICLE 7 CERTAIN COVENANTS Section 7.1. Conduct of Business. (a) From the date hereof to the Closing Date or the earlier termination of this Agreement in accordance with Article 10 (the “Pre-Closing Period”), the Company shall, except as expressly permitted or required by the terms of this Agreement (i) conduct its business (including the development of its programs as currently operated and any ongoing testing) in the Ordinary Course of Business, (ii) use commercially reasonable efforts to keep its physical assets in good working condition, to preserve, maintain the value of, renew, extend, protect the confidential nature of and legal protections applicable to and keep in full force and effect all material Company Intellectual Property, material Company-Owned Intellectual Property and material Third Party Intellectual Property and not to take any action to adversely affect its relationships with the Company’s lenders, creditors, lessors, lessees, licensors, licensees, employees, contractors, distributors, developers, vendors, clients, customers, suppliers or other Persons having a material business relationship with the Company, (iii) maintain insurance for the Company on the same terms as in place as at the date of this Agreement and (iv) comply in all material respects with all applicable Laws and obligations under any Contracts of the Company. (b) Subject to Section 7.2(c) and without limiting the generality of Section 7.1(a), except as expressly permitted or required by the terms of this Agreement or in order to effect the Transactions, during the Pre-Closing Period, the Company shall not, without the prior written consent of Buyer: (i) amend its Constitutive Documents or pass any resolution in a general meeting or class meeting of shareholders or by way of written resolution; (ii) declare, set aside or pay any dividend on, or make any other distribution (whether in cash, stock or property) in respect of, any Company Capital Stock to holders of Company Capital Stock from time to time outstanding; (iii) split, combine or reclassify any Company Capital Stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Capital Stock; (iv) purchase, redeem or otherwise acquire any shares of Company Capital Stock, or any option, warrant, call or right relating to such shares, interests or other securities; 94

(v) issue, grant, deliver or sell, or pledge or otherwise encumber or dispose of, any shares of Company Capital Stock, or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire or receive, any such shares, interests or other securities or any stock appreciation rights, phantom stock awards or other rights that are linked in any way to the price of the Company Shares or the value of the Company or any part thereof (except pursuant to the exercise of the Company Options or conversion of amounts outstanding under the Convertible Loan Agreement, in each case outstanding as of the date hereof); (vi) (A) create, incur or assume any Indebtedness (other than unsecured, non-convertible Indebtedness that will be included in the Closing Indebtedness and retired at Closing), or issue or sell, or amend, modify or change any term of, any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company, (B) guarantee or endorse any Indebtedness of another Person, (C) make any loans, advances or capital contributions to, or investments in, any Person other than the Company, (D) enter into any Contract to maintain any financial statement condition of another Person or (E) enter into any Contract having the economic effect of any of the foregoing; (vii) sell, license, mortgage, transfer or otherwise encumber or subject to any Lien other than a Permitted Lien, or otherwise dispose of any properties or assets which are material, individually or in the aggregate, to the Company; (viii) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial portion of the Capital Stock of, or by any other manner, any business or any other Person or any division thereof or (B) any assets, including any interest in real property, other than in the Ordinary Course of Business, that are material, individually or in the aggregate, to the Company; (ix) make any changes in Tax accounting methods, principles, practices or policies, except as required by applicable Law; make, revoke or change any material Tax election relating to the Company other than the elections made pursuant to Section 431 of ITEPA 2003 in respect of the exercises of Company Options and the acquisitions of Buyer Shares under this Agreement; agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes; amend any Tax Return that could result in material Tax liability to the Company in the Post-Closing Tax Period; surrender any right to claim a Tax refund; or commence, settle, compromise or offer or propose to settle or compromise any claim, assessment, audit, other administrative proceeding or judicial proceeding involving a material amount of Taxes; (x) (A) establish or amend any Plan, or make any material changes to terms and conditions of employment, benefits of employment (including pension benefits), or bonus, profit-related pay, commission or other incentive entitlements or opportunities of, or enter into or amend or cancel any Contract with, or incur any Liability for the benefit of, any Company Personnel or independent contractors, (B) pay to any Company Personnel any benefit, or make any advance or loan to any Company Personnel or (C) hire or offer to 95 hire, appoint, employ or engage, at any time any person as a director, officer, employee or independent consultant on a full or part time basis; (xi) enter into any lease or sublease of real property other than in the Ordinary Course of Business and with a term longer than five years (whether as a lessor, sublessor, lessee or sublessee) or modify, amend, terminate or fail to exercise any right to renew any lease or sublease of real property; (xii) enter into any Contract that would constitute a Material Contract if in effect on the date hereof, except in the Ordinary Course of Business; (xiii) (A) waive, release or assign any rights or claims under, fail to take a required action under, fail to exercise a right of renewal under, or modify, amend or terminate any Material Contract (in each case, except in the Ordinary Course of Business) or (B) commit a material breach of any Material Contract; (xiv) pay, discharge, settle or satisfy any Actions or Liabilities, other than the payment, discharge or satisfaction of Liabilities in the Ordinary Course of Business and any expenses relating to the Transactions; (xv) take any action (or omit to take any action) if such action (or omission) would or is reasonably likely to prevent any of the conditions set forth in Section 3.3 from being satisfied; (xvi) commence, participate or agree to commence or participate in any plan or arrangement for the complete or partial dissolution, liquidation, merger, consolidation, restructuring, recapitalization, or other reorganization of the Company, including any bankruptcy, winding up, examinership, insolvency or similar proceeding in respect of the Company; (xvii) commence, compromise, settle, release or discharge any litigation, dispute or legal proceedings except where the amount claimed does not exceed £[***]; (xviii) enter into or amend any contract or arrangement between with a Seller, except on an arm’s length basis and in the ordinary and usual course of trading; (xix) create or have any Subsidiary of the Company; (xx) (A) except as required in the diligent prosecution of the Company Intellectual Property, grant, cancel, extend, amend, abandon, allow to lapse, waive or modify any material rights in or to the Company Intellectual Property, (B) fail to diligently prosecute, maintain, defend or protect the Company’s Patent Rights or Company Intellectual Property, (C) fail to make required maintenance payments or exercise any right of renewal or extension under any agreement with respect to Company Intellectual Property, or (D) disclose any material know-how, confidential information or trade secrets contained in any Company Intellectual Property to any third party; 96

(xxi) grant any shares of Company Capital Stock or other award under any Company Plan (except pursuant to the exercise of the Company Options outstanding as of the date hereof); or (xxii) authorize any of, or commit, resolve or agree, whether in writing or otherwise, to take any of, the actions prohibited in Section 7.1(b)(i) through Section 7.1(b)(xix). Section 7.2. Access. (a) The Company shall, and shall cause its Affiliates to, (i) make available for inspection by Buyer and its Representatives all of their respective properties, assets, books of accounts, records (including the work papers of their respective independent accountants), any and all data and Intellectual Property related to the Company Programs, and Contracts and any other materials requested by any of them relating to the Company and its existing and prospective businesses and assets and Liabilities at such times as Buyer may reasonably request, (ii) make available to Buyer and its Representatives the officers, other senior management and Representatives of the Company, for interviews, at such times as Buyer and its Representatives may reasonably request, to verify and discuss the information furnished to Buyer and its Representatives and otherwise discuss the Company’s existing and prospective businesses and assets and Liabilities and (iii) authorize its lenders, creditors, lessors, lessees, licensors, licensees, employees, and contractors or other Persons having a material business relationship with the Company to respond to appropriate inquiries from Buyer regarding the Company’s existing and prospective businesses and assets and Liabilities. Any and all such inspections, interviews, and access for investigations shall be conducted in accordance with applicable Law (including any applicable competition, antitrust or trade regulation Law) during normal business hours following reasonable advance notice from the Buyer and in a manner that does not unreasonably or materially interfere with the conduct of the business of the Company or its applicable Affiliates. (a) The Company shall give reasonable assistance to the Buyer and its Representatives to assist them in becoming familiar with the Company’s existing and prospective businesses and assets and Liabilities to the extent and at such times as Buyer and its Representatives may reasonably request. Any and all such assistance shall be conducted in accordance with applicable Law (including any applicable competition, antitrust or trade regulation Law) during normal business hours following reasonable advance notice from the Buyer and in a manner that does not unreasonably or materially interfere with the conduct of the business of the Company or its applicable Subsidiaries. Section 7.3. Tax Matters. (a) The Company shall timely prepare and file any Tax Return required to be filed by the Company on or before the Closing Date (not including any extensions thereof), and timely pay any Tax required to be paid on or before the Closing Date. The Company will prepare such Tax Returns in accordance with applicable Law, and consistent with past custom and practice unless otherwise required by applicable Law. 97

(b) Buyer will prepare any Tax Return of the Company required to be filed after the Closing Date or which Buyer determines was required to be filed prior to the Closing Date but which was not filed on a timely basis and, subject to Buyer’s right to indemnification pursuant to Section 9.2, pay any such Tax reflected thereon. Buyer shall notify the Shareholders’ Representative no later than [***] prior to the anticipated filing date of any corporation Tax Return or value added Tax Return in respect of a Straddle Period where the computations shown in such corporation Tax Return or value added Tax Return indicate that there is a liability for Tax for which the Sellers are liable under this Agreement and the Shareholders’ Representative shall have the right to review and comment on any such corporation Tax Return or value added Tax Return (and Buyer shall give the Shareholders’ Representative reasonable access to all supporting work papers (including VAT invoices issued or received by the Company) applicable to such corporation Tax Return or value added Tax Return) prior to the date of its filing, and Buyer shall reasonably and in good faith consider such revisions to such corporation Tax Returns or value added Tax Return as are reasonably requested by the Shareholders’ Representative and are received by Buyer at least [***] prior to the anticipated filing date of any such Tax Return. All Post-Closing Tax Returns in respect of a Straddle Period shall be prepared in accordance with applicable Law, professional standards and rules, and, where not unreasonable, consistent with past practice. Notwithstanding the foregoing and anything to the contrary herein, Buyer may, at its sole discretion, make an election under Section 338 of the Code, and any corresponding election under the Tax Laws of any of the States or the District of Columbia or their respective subdivisions, with respect to the purchase of the Purchased Shares, and the Sellers shall reasonably cooperate (at the Buyer’s cost) with Buyer to effect such an election, if desired by Buyer. (c) Except as reasonably determined by the Buyer to be more likely than not required by Law, after the Closing, Buyer shall not (i) amend or withdraw any Tax Return filed prior to the Closing Date by or for the Company in respect of a Pre-Closing Tax Period, or (ii) amend, revoke or withdraw any claim or election for Taxes made by the Company in respect of a Pre-Closing Tax Period, or (iii) voluntarily approach any Taxing Authority for any ruling, agreement or settlement, in relation to Taxes of the Company in respect of any Pre-Closing Tax Period, in each case to the extent such amendment, withdrawal, revocation or withdrawal or ruling, agreement or settlement, could reasonably be expected to have a material adverse impact on the Sellers without the prior written consent of the Shareholders’ Representative, not to be unreasonably withheld, conditioned, or delayed. (d) Any Transfer Taxes shall be borne by Buyer and Buyer shall prepare and file any Tax Returns relating to any Transfer Taxes. (e) The Company shall cause the provisions of any Tax allocation, indemnity or sharing Contract to which the Company is a party to be terminated on or before the Closing Date. (f) Buyer, the Company and the Sellers agree, upon request, to use all reasonable efforts to obtain or provide any certificate, form, or other document or information from any Governmental Entity or any other Person as may be necessary to withhold, report, mitigate, reduce or eliminate any Tax that could be imposed on the Sellers or the Company with respect to the Transactions. Buyer, the Sellers, the Shareholders’ Representative and the Company shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with 98 the filing of Tax Returns pursuant to this Agreement and any audit, administrative proceeding or judicial proceeding involving Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Returns, audits, or administrative or judicial proceedings related to Taxes, including all VAT invoices issued or received by the Company, records and information reasonably capable of being obtained or created, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder through the applicable statute of limitations. Buyer, the Company, and the Shareholders’ Representative (after the Closing) agree (A) to retain all books and records (including VAT invoices issued or received by the Company) with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (including any extensions thereof) of the respective taxable periods, and to abide by all record retention Laws of, and agreements entered into with, any Governmental Entity; (B) to deliver or make available to Buyer, within [***] after the Closing Date, copies of all such invoices, books and records; and (C) to give the other Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, Buyer, the Company, and the Shareholders’ Representative, as the case may be, will allow the other Party to take possession or to prepare copies of such invoices, books and records at such other party’s expense. The Sellers shall provide to Buyer any such information in its possession, or reasonably capable of being obtained or created by it, as Buyer may reasonably request in connection therewith, for purposes of a Code Section 382 study for the Company from its date of incorporation through the date preceding the Closing Date. (g) From the date hereof through the Closing Date, the Company shall not effect any extraordinary transactions (other than any such transactions expressly required by applicable Law, with prior notice given to Buyer in order to give Buyer a reasonable opportunity to give reasonable comments to the Company which shall be considered in good faith, or by this Agreement) that are inconsistent with past custom and practice or that could result in Tax liability to the Company in a Post-Closing Tax Period in excess of Tax liability associated with the conduct of its business in the ordinary course. Section 7.4. Insurance. The Company shall keep all insurance policies set forth on Section 5.18 of the Disclosure Letter, or comparable replacements therefor, in full force and effect through the Closing such that such insurance policies will be in full force and effect immediately following the Closing; provided that any such insurance policy may be amended or modified or substituted with another insurance policy (including a change in insurance carriers), so long as the coverage and limitations provided by such amended, modified or substituted insurance policy are materially the same as in the respective policy set forth in Section 5.18 of the Disclosure Letter. Section 7.5. Exclusivity. (a) During the Pre-Closing Period, the Company and the Sellers shall not, and shall cause their respective Affiliates and each of their respective officers, directors, shareholders or Representatives not to, directly or indirectly through another Person, (i) initiate, solicit, propose, knowingly encourage, or engage in any inquiry, indication of interest, proposal or offer relating to a Transaction Proposal or (ii) engage in, continue or otherwise participate in any discussions or 99 negotiations regarding relating to a Transaction Proposal, (iii) furnish or otherwise afford access to any information relating to the Company or any of its affiliates or the business, properties, assets, books or records of the Company or any of its affiliates to any person or group (or any of its Representatives) in connection with a Transaction Proposal, (iv) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its affiliates, (v) approve or authorize any Transaction Proposal or enter into any agreement, arrangement or understanding, whether written or oral, binding or nonbinding, relating to a Transaction Proposal or (vi) otherwise cooperate in any respect with a Transaction Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of the Company, the Sellers or their respective Affiliates shall be a breach of this Section 7.5(a) by the Company. The Company and the Sellers shall, and shall direct their respective Affiliates and Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Transaction Proposal. (b) Without limiting Section 7.5(a), it is understood that any violation of the restrictions set forth in Section 7.5(a) by any Person covered by Section 7.5(a), whether or not such Person is purporting to act on behalf of the Company or any Seller, shall be deemed to be a breach of Section 7.5(a) by the Company or such Seller. (c) If any of the Persons referred to in Section 7.5(a) receives any inquiry, indication of interest, proposal or offer (including any material update or modification thereto) from any person or group relating to a possible Transaction Proposal, the Company and the Sellers shall promptly (and in any event by the end of the next Business Day after receipt thereof) provide Buyer with written notice thereof, which notice shall include the identity of the person or group making such inquiry, indication of interest, proposal or offer, and a copy (if made in writing) or a reasonably detailed summary (if made orally) of such inquiry, indication of interest, proposal or offer and all communications from such person or group relating thereto. Section 7.6. Control of Company Pre-Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its businesses, assets and properties. Section 7.7. Confidentiality. (a) Any Confidential Information provided to each Party shall be maintained in confidence by the receiving Party and shall not be disclosed to a third party or used for any purpose, except as expressly permitted under this Agreement, without the prior written consent of the disclosing Party, except to the extent that such information: (i) is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder; (ii) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s contemporaneous business records; 100

(iii) is subsequently disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party that, to the receiving Party’s or such Affiliates’ knowledge, is not bound by a similar duty of confidentiality or restriction on its use; (iv) is now, or hereafter becomes, through no breach of this Agreement on the part of the receiving Party or any of its Affiliates, generally known or available, either before or after it is disclosed to the receiving Party; (v) is independently discovered or developed by or on behalf of the receiving Party or any of its Affiliates without the use of information belonging to the disclosing Party; (vi) is reasonably necessary to be disclosed to the Sellers in order for the Company to comply with shareholder disclosure obligations under applicable Law; or (vii) is required to be disclosed by a Party under applicable Law (including, for the avoidance of doubt, for The Future Fund to comply with its legal obligations in respect of Associated Government Entities and obligations under the Freedom of Information Act 2000). (b) As used in this Agreement, “Confidential Information” means (i) in the case of any Party, any information provided by or on behalf of such Party to the other Party in connection with this Agreement or the Transactions, including any information relating to any of the Company Programs, any Know-How and Other Information with respect thereto developed by or on behalf of such Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of such Party, (ii) in the case of any Party, all information disclosed prior to the date hereof by or on behalf of such Party and (iii) any other proprietary or confidential information of any Party or any of its Affiliates; provided that (A) prior to the Closing, all information regarding the Company, its business or assets (including the Company Intellectual Property and any of the Company Programs) shall be deemed to be disclosed by each of Buyer and the Company, (B) on and after any termination of this Agreement, such information shall be deemed to be solely disclosed by the Company and (C) after the Closing, such information shall be deemed to be solely disclosed by Buyer. (c) Notwithstanding Section 7.7(a), any Party may disclose Confidential Information to those Representatives of such Party who need to know such information for the purpose of evaluating, negotiating or consummating any of the Transactions and who agree to keep such information confidential and to be bound by the terms and conditions of this Section 7.7 to the same extent as if they were parties hereto and The Future Fund shall be entitled to disclose Confidential Information to Associated Government Entities which The Future Fund, in its reasonable discretion, considers that it is required to disclose in order to comply with any applicable statutory or parliamentary requirements, whether or not existing at the date of this Agreement. (d) If and whenever any information of the disclosing Party is disclosed by the receiving Party in accordance with this Section 7.7, such disclosure shall not cause any such 101 information to cease to be subject to the restrictions of this Section 7.7 except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, any Party may disclose Confidential Information of the other Parties to the extent such information (i) is reasonably necessary to be disclosed in prosecuting or defending litigation, including responding to a subpoena in a third party litigation, or (ii) is required to be disclosed to comply with applicable Law or court or administrative orders. In the event that any Party is required to make a disclosure of any other Party’s Confidential Information pursuant to the preceding sentence, it will, except where impracticable, give reasonable advance notice to such other Party of such disclosure and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure. [***]. Section 7.8. Development and Regulatory Approval. The Company shall consult with Buyer with respect to any activities undertaken after the date hereof and prior to the Closing relating to any pre-clinical testing or clinical trials of the Milestone Product. Without limiting the foregoing, the Company shall not, without Buyer’s prior written consent (not to be unreasonably withheld) make any material modification to, or materially deviate from, the Development and Regulatory Plan for development of the Milestone Product. Section 7.9. Notification of Certain Matters. The Company and the Sellers, on the one hand, and Buyer, on the other hand, shall give notice as soon as reasonably practicable to the other party, of (a) the occurrence or non-occurrence of any event that is reasonably likely to result in any of closing conditions in ARTICLE 3, as applicable, not being satisfied and (b) any failure of the Company or any Seller, or Buyer, respectively, to comply with or satisfy in any material respect any covenant, or agreement to be complied with or satisfied by it hereunder such that the conditions set forth in ARTICLE 3, as applicable, would not be satisfied; provided, however, that, the delivery of any notice pursuant to this Section 7.9 shall not limit or otherwise affect any remedies available to the party receiving such notice. Section 7.10. Termination of Shareholders’ Agreement. The Company and the Sellers and each Party that is also party to the Shareholders’ Agreement hereby irrevocably agrees and acknowledges for the purposes of clause 24 of the Shareholders’ Agreement and for all other purposes whatsoever that the Shareholders’ Agreement (and all rights and obligations thereunder, including, for the avoidance of doubt, any rights which are stated as surviving termination) shall terminate automatically subject to and with immediate effect as of the Closing having occurred notwithstanding anything provided in the Shareholders’ Agreement to the contrary and all past, present and future obligations and liabilities under the Shareholders’ Agreement shall cease and each such Party irrevocably waives any and all right and interest it/he/she may have thereunder (including in respect of any claim or cause of action in respect of any breach thereof, whether known or unknown). Upon the occurrence of the Closing, the Shareholders’ Agreement shall become null and void without further actions by any of the Parties. 102

ARTICLE 8 CERTAIN ADDITIONAL COVENANTS Section 8.1. Commercially Reasonable Efforts. Until the earlier of the Closing and termination of this Agreement, the Parties (other than the Shareholders’ Representative) agree that time is of the essence with respect to each Party’s covenants and obligations under this Agreement, and each of the Sellers, the Buyer and the Company shall use its respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with each other Party in doing, all things, in each case necessary or advisable to permit the consummation of the Transactions, including (a) the actions to be taken by the Company and the Sellers as set forth in Sections 2.5(b) and (c), (b) the actions to be taken by the Buyer as set forth in Section 2.5(d), and (c) responding to any enquiry letter that may have been received (as the case may be) by the Company and/or by any other Party from the CMA in respect of the Transactions pursuant to its powers under the EA 2002 and/or the ISU pursuant to its powers under the NSIA (and promptly keeping each other Party informed of the status of such enquiry), in each case (a) to (c) which may be necessary or appropriate to permit the consummation of the Transactions. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall Buyer be obligated to offer, accept or agree to, and the Company and the Sellers shall not, without Buyer’s prior written consent, offer, accept or agree to (i) divest, dispose of, license or hold separate any portion of the businesses, operations, assets or product lines of Buyer, its Affiliates or the Company (or a combination of the respective businesses, operations, assets or product lines of Buyer, its Affiliates or the Company), (ii) restrict, prohibit or limit the ability of Buyer, its Affiliates or the Company to conduct their business or own their assets, (iii) restrain, prohibit or limit the ownership or operation by Buyer, its Affiliates or the Company of all or any portion of the business or assets of Buyer, the Company, the Company or any of their respective Affiliates in any part of the world, or (iv) impose limitations on the ability of Buyer or any of its Affiliates effectively to acquire, hold or exercise full rights of ownership of, any shares of capital stock of the Company, including the right to vote any shares of capital stock of the Company acquired or owned by Buyer or any of its Affiliates on all matters properly presented to the shareholders of the Company. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Buyer or any of its Affiliates be obligated to (x) enter into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Entity in connection with the Transactions or (y) challenge, litigate or otherwise contest or participate in the litigation of any suit, claim, action, investigation or proceeding, whether judicial or administrative, brought by any Governmental Entity challenging or seeking to restrain, prohibit or place conditions on the consummation of the Transactions or the ownership or operation by Buyer, its Affiliates or the Company of all or any portion of their respective businesses as presently conducted and as currently proposed to be conducted. Section 8.2. Publicity. (a) The Company and the Sellers shall not, and shall cause their respective Affiliates, officers, directors, employees, advisors and other Representatives not to, issue a press release or public announcement or otherwise make any public disclosure concerning the subject matter of this Agreement or the Transactions without the prior written approval of Buyer; provided that the Sellers and the Company may make: (i) any public disclosure that is in the form already disclosed by the Buyer; and (ii) any public disclosure they believe in good faith is required by 103 applicable Law and in such case the Sellers or the Company, as applicable, must, to the extent permissible under applicable law, prior to making such disclosure, (x) use commercially reasonable efforts to advise Buyer of such disclosure (including a copy thereof) as far in advance of such disclosure as is reasonably practicable and (y) consult with Buyer with respect to the content of such disclosure. (b) The Buyer shall have the right to issue on or after the date of this Agreement a press release substantially in the form attached as Schedule 8.2(b). Following Closing and after the public announcement of the transaction by the Buyer, the Shareholders’ Representative shall be permitted to announce that it has been engaged to serve as the Shareholders’ Representative in connection herewith as long as such announcement does not disclose any of the terms hereof. Section 8.3. Expenses. Whether or not the Transactions are consummated, and except as otherwise set forth in this Agreement, each of the Parties shall bear its own fees and expenses incurred or owed in connection with this Agreement and the Transactions contemplated hereby; provided that any Transaction Expenses shall be subtracted from the Closing Payment Amount. Section 8.4. Further Assurances. From time to time, as and when requested by any Party, the Parties shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as a Party may reasonably deem necessary or desirable in order to carry out the intent and accomplish the purposes of this Agreement and, subject to the conditions of this Agreement, the consummation of the Transactions. Section 8.5. Release. (a) Each Seller (each, a “Releasing Party”), on its own behalf and, to the extent of its legal authority, on behalf of its successors, assigns, heirs, next-of-kin, executors, directors, officers, employees, partners, members and Affiliates, and any other Person claiming by, through or under any of the foregoing, does hereby unconditionally and irrevocably release, waive and forever discharge, effective as of the Closing, the Company, Buyer and each of their respective past and present directors, officers, managers, employees, agents, predecessors, successors, assigns, shareholders, members, partners, insurers and Affiliates (the “Released Parties”), from any and all claims, demands, damages, judgments, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the Closing with respect to the Company other than the Retained Claims (the “Released Claims”), including without limitation any and all of the foregoing arising out of or relating to such Releasing Party’s capacity as a current or former shareholder, option holder, or other security holder, trustee, director, officer, employee, member, manager, partner or agent of the Company or any of its predecessors or Affiliates (or such Releasing Party’s capacity as a current or former trustee, director, officer, employee, member, manager, partner or agent where such Releasing Party is or was serving at the request of the Company), any rights of indemnification or contribution existing as of the Closing, whether pursuant to the Released Parties’ Constitutive Documents, applicable Law, Contract or otherwise (other than the rights arising from such Releasing Party’s services as an officer of the Company or that exist in any indemnification agreement in connection therewith 104 or the rights that exist through the Company’s insurance policies), or any Contract, agreement or other arrangement (excluding (i) this Agreement or any employment agreement or consulting agreement entered into in connection with the transactions contemplated hereby, (ii) reimbursement for reasonable expenses incurred by any such Releasing Party in the ordinary course of his or her service with the Company which are reimbursable under the expense reimbursement policies of the Company, or (iii) accrued vacation and other benefits subject to the policies of the Company) entered into or established prior to the Closing, including any Contracts required to be disclosed on the Disclosure Letter and any shareholder agreements, investor agreements, employment agreements or non-competition agreements, in all cases whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the Closing. (b) For the avoidance of doubt, the release and waiver set forth herein shall specifically not include (i) any right to receive the amounts payable to former shareholders of the Company pursuant to this Agreement or (ii) any rights pursuant to any agreement entered into in connection with the transactions contemplated by this Agreement (such claims, the “Retained Claims”). (c) Each Releasing Party understands that this is a full and final general release of all claims, demands, damages, judgments, causes of action and liabilities of any nature whatsoever except as expressly stated above, whether or not known, suspected or claimed, that could have been asserted in any legal or equitable proceeding against the Released Parties. Each Releasing Party represents and warrants to the Released Parties that (i) such Releasing Party has not voluntarily or involuntarily assigned, conveyed or otherwise transferred, or purported to assign, convey or otherwise transfer, to any Person any Released Claims released by such Releasing Party, (ii) no Person other than such Releasing Party has any interest, whether by Law or Contract or by virtue of any action or inaction by such Releasing Party, in any Released Claim released by such Releasing Party and (iii) there are no Liens on or against any of the Released Claims released by such Releasing Party. Section 8.6. Rule 144. Following the Closing, Buyer shall use its commercially reasonable efforts to satisfy the information requirements in Rule 144(c) promulgated under the Securities Act as may be necessary to enable the Sellers to transfer the Buyer Shares they receive at the Closing from time to time in accordance with the safe harbor from the definition of “underwriter” provided by Rule 144 under the Securities Act. Section 8.7. Nasdaq Listing. Buyer shall cause the Buyer Shares to be issued at the Closing to be approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance, prior to the Closing. Section 8.8. Legends Opinion. On request by the Sellers’ Representative and/or any Seller at any time after the first the anniversary of Closing, the Buyer shall (at its cost) procure that its advisors issue an opinion to the Buyer’s transfer agent with respect to the removal of the restrictive legends on the Buyer Shares (to the extent such opinion may be rendered consistent with law and customary professional standards and in a form reasonably acceptable to the Buyer’s transfer agent) within thirty (30) Business Days of such request. 105

ARTICLE 9 INDEMNIFICATION Section 9.1. Survival of Representations and Warranties. The representations and warranties of the Parties contained in this Agreement shall survive the Closing until the date which is [***] after the Closing; provided, however, that (a) the Fundamental Representations (other than the representations and warranties contained in Section 5.17 (Taxes)) shall survive until [***] after the expiration of the statute of limitations applicable to the relevant subject matter thereof, (b) the representations and warranties contained in Section 5.15 (Intellectual Property of the Company) shall survive until the first anniversary of achievement of the first Launch Milestone, and (c) the representations and representations and warranties contained in Section 5.17 (Taxes) shall survive until [***] after the expiration of the statute of limitations applicable with respect to the relevant Taxes or Tax Returns, including any statute of limitations applicable to the collection of such Taxes). Each Indemnified Party must give written notice to the respective Indemnifying Party of any claim for indemnification under this ARTICLE 9 in accordance with Section 9.5. Any claim for indemnification made in writing by the Indemnified Party on or prior to the expiration of the applicable survival period shall survive until such claim is finally and fully resolved. All of the covenants and other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled. Section 9.2. Indemnification of Buyer Indemnified Parties. (a) From and after the Closing, Buyer and its Affiliates (including, from and after the Closing, the Company) and each of their respective officers, directors, employees, shareholders, partners, members or other equity holders, agents and Representatives (each, a “Buyer Indemnified Party”) shall be indemnified and held harmless by each Seller (on a several basis), against any and all Losses, whether or not involving a Third Party Claim, arising out of or directly or indirectly resulting from: (i) the breach or violation of or inaccuracy in any representation or warranty made by such Seller contained in this Agreement (in each case, as such representation or warranty would read if all qualifications as to materiality, including each reference to the words “Material Adverse Change”, “material” and “materiality” and all similar phrases and words, were deleted therefrom); (ii) the breach or violation of any covenant or agreement of such Seller contained in this Agreement, whether occurring before or at the Closing but not after the Closing; and (iii) any fraud by such Seller in connection with this Agreement or the Transactions. (b) From and after the Closing, the Buyer Indemnified Parties shall be indemnified and held harmless by the Sellers, severally (according to each Seller’s Pro Rata Percentage) but not jointly or jointly and severally, against any and all Losses, whether or not involving a Third Party Claim, arising out of or directly or indirectly resulting from: 106

(i) the breach or violation of or inaccuracy in any representation or warranty made by the Company contained in this Agreement (in each case, as such representation or warranty would read if all qualifications as to materiality, including each reference to the words “Material Adverse Change”, “material” and “materiality” and all similar phrases and words, were deleted therefrom); (ii) the breach or violation of any covenant or agreement of the Company contained in this Agreement, whether occurring before or at the Closing but not after the Closing; (iii) any Action by a shareholder or former shareholder of the Company, or by any other Person, seeking to assert, or based upon: (A) ownership or rights to ownership of any shares of Company Capital Stock, (B) any right of a shareholder of the Company (other than the right to receive any portion of the Aggregate Consideration pursuant to this Agreement), including any option, preemptive right or right to notice or to vote or (C) any right under the Constitutive Documents of the Company; (iv) any Actions or disputes with respect to (A) the allocation or payment among the Sellers of the Aggregate Consideration pursuant to the terms of this Agreement, (B) any claim that Schedule I is not true, complete and correct in all respects, or (C) any other claims by any shareholder or former shareholder of the Company, in its capacity as such, against the Company or its directors, officers, or agents; (v) reliance on the authority of the Shareholders’ Representative as the agent, representative and attorney-in-fact of the Sellers pursuant to Section 2.7(c) or Section 11.11; (vi) (A) any Taxes of the Company, or for which it may be liable, with respect to any Tax Period (or portion thereof including the Straddle Period) ending on or prior to the Closing Date, to the extent not included in Closing Tax Liabilities in the calculation of the Adjusted Closing Payment Amount (and excluding the Aggregate Company Share Option Tax Liability to the extent remitted to the Company by or on behalf of the relevant Option Holder on or around the Closing); (B) any Taxes of the Company described, or imposed as a result of an inclusion in income or disallowance of a deduction described, in Section 5.17(d); (C) any and all Taxes of any Person imposed on the Company or any Affiliate as a result of the Company being a member of a group for any Tax purpose (whether as a member of an affiliated, consolidated, controlled, fiscal, combined or unitary group or otherwise) on or prior to the Closing Date, or as a transferee or successor, by contract, agency or otherwise; (D) any breach or violation of a covenant or agreement contained in this Agreement relating to Taxes; and (E) any Aggregate Contingent Phantom Tax Liability, Aggregate Phantom Tax Liability, or Company Phantom Tax Liability payable or accountable by the Company to the extent not deducted or withheld from the applicable aggregate Phantom Per Share Closing Payment Amounts, Contingent Phantom Bonus payable in accordance with the provisions of Section 2.8 or Section 2.9 (as applicable) or to the extent not included in Closing Tax Liabilities in the calculation of the Adjusted Closing Payment Amount. For the purposes of this Section 9.2(b)(vi) the amount of Taxes allocable to the portion of the Straddle Period ending on Closing shall be 107 determined as if such taxable period ended as of the close of business on the date of Closing; (vii) any Taxes of the Company arising on the distribution or other transfer of Intellectual Property held by the Company at Closing (including Taxes of the Company on income received on the license of such Intellectual Property) to the extent that such Taxes arise as a result of the unavailability of a tax relief following the denial by HM Revenue & Customs of a corporation tax deduction in respect of any payments made by the Company under the Phantom Bonus on or around Closing (the “Corporation Tax Deduction”) provided that the Buyer shall procure that the Company submits its corporation tax return for the Straddle Period on the basis that the Corporation Tax Deduction is taken by the Company save to the extent required by a change of Law or published practice of HM Revenue & Customs after Closing; (viii) any liability for inheritance Tax and associated interest and/or penalties which: (A) is a liability of the Company and arises as a result of a transfer of value occurring or being deemed to occur on or before Closing (whether or not in conjunction with the death of any person whensoever occurring); or (B) has given rise at Closing to a charge on, or a power to sell, mortgage or charge, any of the Company’s Shares or assets of the Company; or (C) gives rise after Closing to a charge on, or a power to sell, mortgage or charge, any of the Company’s Shares or the assets of the Company as a result of the death of any person within seven (7) years of a transfer of value which occurred before Closing; (ix) any liability of the Company to make a payment or repayment (including any related interest or penalty) to any Taxing Authority arising in connection with the Company failing to comply with the requirements of any COVID-19 Measure before Closing; (x) any Closing Indebtedness or Transaction Expenses, solely to the extent not taken into account in the calculation of the Adjusted Closing Payment Amount; and (xi) any portion of the amount due to Buyer pursuant to Section 2.11 (h)(ii) in excess of the amounts then on deposit in the Escrow Account. (c) For the purposes of this Section 9.2 in determining whether a charge on or power to sell, mortgage or charge any of the shares or assets of the Company exists at any time, the fact that inheritance tax is not yet payable, or may be paid by instalments shall be disregarded and the inheritance tax shall be treated for the purposes of this Section 9.2 as becoming due, and a charge or power to sell, mortgage or charge as arising, on the date of the transfer of value or other date or Event on or in respect of which it becomes payable or arises, and the provisions of section 213 of the Inheritance Tax Act 1984 (refund by instalments) shall not apply. Section 9.3. Indemnification of Seller Indemnified Parties. From and after the Closing, each of the Sellers and each of their respective officers, directors, employees, 108 shareholders, partners, members or other equity holders, agents and Representatives (each, a “Seller Indemnified Party”, and each of Seller Indemnified Party and Buyer Indemnified Party, an “Indemnified Party”) shall be indemnified and held harmless by Buyer, against any and all Losses, whether or not involving a Third Party Claim, arising out of or directly or indirectly resulting from: (a) the breach or violation of or inaccuracy in any representation or warranty made by Buyer contained in this Agreement; (b) the breach or violation of any covenant or agreement of Buyer contained in this Agreement; (c) any fraud by the Buyer in connection with this Agreement or the Transactions; and (d) the failure of the Buyer or the Company after the Closing Date to pay the pre-Closing Taxes of the Company or the Aggregate Share Option Tax Liability, save to the extent that the Buyer could make a claim against any of the Sellers under this Agreement in respect of such Taxes. Section 9.4. Limits on Indemnification. (a) Notwithstanding anything to the contrary contained in this Agreement, an Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 9.2(a)(i) or Section 9.2(b)(i): (i) unless and until the amount of indemnifiable Losses which may be recovered from the Indemnifying Party with respect to such claim or series of related claims equals or exceeds $[***] (the “Individual Claim Threshold” and any such Loss that is disregarded pursuant to this clause (i), a “Non-Qualified Loss”), after which, subject to clause (ii) of this Section 9.4(a), the Indemnifying Party shall be liable for the full amount of all Losses with respect to such claim and not only those in excess of the Individual Claim Threshold and (ii) unless and until the aggregate amount of indemnifiable Losses (excluding Non-Qualified Losses) which may be recovered from the Indemnifying Party under Section 9.2(a)(i) or Section 9.2(b)(i), as the case may be, equals or exceeds $[***] (such amount, the “Deductible”), after which the Indemnifying Party shall be liable for the full amount of all Losses in excess of the Deductible; provided, however, that the foregoing limitations set forth in this Section 9.4(a) shall not apply to (A) breaches of, or inaccuracies in, the Fundamental Representations or (B) Actions based upon fraud or intentional misrepresentation. Claims for indemnification pursuant to any other provision of Section 9.2 are not subject to the monetary limitations set forth in this Section 9.4. (b) Notwithstanding anything to the contrary contained in this Agreement, except for Actions based upon fraud or intentional misrepresentation, or for breaches of Fundamental Representations, recovery from the Escrow Fund and by Buyer’s right of set-off under Section 9.7 shall serve as the sole and exclusive source of indemnification from which the Buyer Indemnified Parties may collect Losses for which they are entitled to indemnification from the Sellers under Section 9.2(b)(i); provided, however, that in addition to Buyer’s recovery from the Escrow Fund and its rights of set-off under Section 9.7, and subject to and in accordance with the provisions of Section 9.4(c), the Sellers shall be severally (and not jointly or jointly and severally) liable directly to the Buyer Indemnified Parties under Section 9.2 for up to the full 109 amount of the Aggregate Consideration, as the case may be, actually paid or payable to him, her or it, for any Losses arising out of or resulting from Material Claims. In no event shall Buyer be liable under Section 9.3 to any Seller for any Losses in excess of Aggregate Consideration actually payable to such Seller hereunder. (c) In the case of Buyer’s rights to indemnification for Material Claims, for as long as there are funds available in the Escrow Fund to cover the Buyer Indemnified Parties’ indemnifiable Losses, any and all Losses payable by the Sellers as Indemnifying Parties to the Buyer Indemnified Parties with respect to a Material Claim will be paid in cash first out of the Escrow Fund, and in the event such Losses in respect of Material Claims exceed, or are not paid and satisfied in full from, the Escrow Fund, the Buyer Indemnified Parties shall have the right to satisfy in full such Losses by pursuing indemnification rights and recourse directly against the Sellers in accordance with the Sellers’ Pro Rata Percentages, including the full amount of each Seller’s Pro Rata Percentage of any Contingent Payment, by means of exercising Buyer’s rights of set-off under Section 9.8, or otherwise. In no event shall a Seller be liable under this Section 9.4(c) for any Losses in excess of the portion of the Aggregate Consideration actually paid or payable to him, her or it. (d) With respect to any indemnifiable Losses arising out of or relating to any matter for which indemnification may be sought under Section 9.2(a) on account of a specific Seller’s fraud, breach or violation (as applicable), such Losses shall, in each case, be satisfied as follows: (A) first, from the Escrow Fund, up to the full amount of such Seller’s Pro Rata Percentage of the Escrow Fund, and (B) second, in the event such Losses exceed, or are not paid and satisfied in full from, such portion of the Escrow Fund, the Buyer Indemnified Parties shall have the right to satisfy in full such Losses by pursuing indemnification rights and recourse directly against such Seller (but not any other Sellers) for up to such Seller’s Pro Rata Percentage of the Aggregate Consideration, actually paid or payable to him, her or it (whether payable in cash or under a Promissory Note), including the full amount of such Seller’s Pro Rata Percentage of any Contingent Payment by means of exercising Buyer’s rights of set-off under Section 9.8; provided, that this Section 9.4(d) shall not operate to limit the rights of any Buyer Indemnified Party to seek any remedies available to it against any such specific Seller under applicable Law in the event of fraud committed by or on behalf of such specific Seller. Any portion of the Escrow Fund that becomes available for distribution to such specific Seller in accordance with Section 9.10 and any future Contingent Payment that becomes due and payable in accordance with Section 2.6 when such Contingent Payment becomes available for distribution to such specific Seller shall not be distributed to such Seller to the extent of any such Losses satisfied out of the Escrow Fund or any Contingent Payment on behalf of such Seller and instead such portion shall be distributed to the other Sellers in proportion to their relative Pro Rata Percentages. (e) For purposes of this Agreement, “Material Claims” means Losses arising out of or relating to: (i) any breaches of or inaccuracies in any Fundamental Representations or (ii) any matter for which indemnification may be sought under Section 9.2(a)(ii)-(iii) or Section 9.2(b)(ii)-(x). (f) The amount of any Losses for which indemnification is provided under this ARTICLE 9 shall be net of any amounts actually recovered by the Indemnified Party under 110 insurance policies with respect to such Losses (net of all costs and expenses incurred in recovering such insurance proceeds with respect to such Loss). (g) No Indemnified Party may receive a duplicate recovery of a Loss, notwithstanding that such Indemnified Party may be entitled to recover the same Losses under more than one provision of this Agreement. (h) If any Losses have been indemnified by the Sellers and any member of the Buyer’s Group recovers from a third party a non-refundable sum in cash which indemnifies or compensates the Buyer or and/or any member of the Buyer’s Group (in whole or in part) in respect of the same Loss, the Buyer and the members of the Buyer’s Group shall be entitled to apply such recovery: first to any Liabilities arising out of the same or related facts and circumstances for which the Sellers did not provide indemnification (e.g., due to exclusion from scope of indemnifiable Losses, application of the Deductible, exhaustion of the amounts on deposit in the Escrow Fund, any limitation on the Buyer’s right of Setoff under Section 9.8(b), or because such recovery was in respect of Liabilities arising from both facts and matters subject to indemnification pursuant to this Agreement and matters not so subject), second, to reimbursement of any costs incurred in obtaining such recovery, third, the balance of such recovery after such applications (but not in excess of the amount previously paid by the Sellers to the Buyer (including amounts released from the Escrow Fund or recovered by means of setoff)) shall be paid by the Buyer and/or any member of the Buyer’s Group to the Sellers, and fourth, any remainder of such recovery shall be retained by the Buyer and the members of the Buyer’s Group. (i) Neither the Sellers, on the one hand, nor the Buyer on the other hand, shall be liable for a Loss if and to the extent that such Loss (or any part thereof) would not have arisen by for a voluntary act, transaction or omission of the Buyer, any Affiliate of the Buyer or the Company outside the ordinary course of business after Closing (in the case of the Sellers), or a voluntary act, transaction or omission of a Seller or its Affiliate outside the ordinary course of business after Closing (in the case of the Buyer), and which in either case the relevant Person was aware, or ought reasonably to have been aware, would give rise to such Loss. (j) Each Indemnified Party shall use its commercially reasonable efforts to mitigate any Losses for which indemnification is claimed pursuant to Section 9.2 or Section 9.3; provided, that this Section 9.4(j) shall not require any Indemnified Party to institute any litigation or other legal proceeding against a third party, or waive, surrender or abandon any right (including any rights to the Company Intellectual Property) and provided, further, that the costs of any such mitigation efforts shall be included within the scope of indemnifiable Losses. (k) Except with respect to claims based on fraud or intentional misrepresentation, no right of rescission shall be available to the Buyer or the Sellers after Closing by reason of any breach of this Agreement. (l) The Buyer shall not be entitled to recover for any Loss to the extent that the amount of such Loss was taken into account in Closing Payment Adjustment Amount. 111

(m) The rights of Buyer and Sellers to indemnification pursuant to Section 9.2 and Section 9.3 will not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to any accuracy of any representation or warranty, or performance of or compliance with any covenant or agreement herein. Section 9.5. Notice of Loss; Third Party Claims. (a) A claim for indemnification for any matter not involving a Third Party Claim may be asserted by written notice to the party from whom indemnification is sought. (b) In the event that any Action shall be instituted or asserted by any third party in respect of which payment may be sought under Sections 9.2 or 9.3 (each, a “Third Party Claim”), the Indemnified Party shall promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the Indemnifying Party. The failure of the Indemnified Party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto except to the extent that the Indemnifying Party is actually prejudiced as a result of such failure. The Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel reasonably acceptable to the Indemnified Party and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder; provided, however, that the Indemnifying Party may not assume control of defense to a Third Party Claim (i) involving any criminal proceeding, action, indictment, allegation or investigation, or in which relief other than monetary damages is sought, (ii) involving a purported class action, (iii) if the Indemnifying Party has not notified the Indemnified Party in writing that it will be liable to indemnify the Indemnified Party with respect to all Losses relating to such Third Party Claim or (iv) if the Third Party Claim relates to Taxes or to the Company Intellectual Property; provided, further, that the Buyer shall control any Third Party Claim involving allegations of infringement of Intellectual Property. In addition, the Indemnifying Party may not maintain the defense of a Third Party Claim if it has failed to defend such Third Party Claim in good faith. If the Indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder, it shall within 30 days of receipt of the notice from the Indemnified Party (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so. If the Indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against hereunder, or is not permitted to assume the defense of a Third Party Claim pursuant to the proviso to the third sentence of this Section 9.5(b), the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third Party Claim, subject to the provisions below. If the Indemnifying Party shall assume the defense of any Third Party Claim pursuant to the terms of this Agreement, the Indemnified Party may participate, at his or its own expense, in the defense of such Third Party Claim; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (A) so requested by the Indemnifying Party to participate or (B) in the reasonable opinion of outside counsel to the Indemnified Party a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one such counsel (plus any appropriate local 112 counsel) for all Indemnified Parties in connection with any Third Party Claim. The Parties hereto agree to reasonably cooperate with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. Notwithstanding anything in this Section 9.5 to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the other party, settle or compromise any Third Party Claim or permit a default or consent to entry of any Judgment unless (1) the claimant provides to such other Party an unqualified release of the Indemnified Parties and Indemnifying Parties from all liability in respect of such Third Party Claim, (2) such settlement does not involve any injunctive relief binding upon the Indemnified Party or any of its Affiliates, (3) such settlement does not encumber any of the material assets of any Indemnified Party or impose any restriction or condition that would apply to or materially affect any Indemnified Party or the conduct of any Indemnified Party’s business and (4) such settlement does not involve any admission of liability or wrongdoing by any Indemnified Party or any of its Affiliates. (c) In the event that the Indemnified Party conducts the defense of the Third Party Claim pursuant to this Section 9.5, the Indemnifying Party will (i) advance the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses) and (ii) remain responsible for any and all other Losses that the Indemnified Party may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim to the fullest extent provided in this ARTICLE 9. Section 9.6. Tax Treatment. To the extent permitted by Law, the Parties agree to treat all payments made under this ARTICLE 9, under any other indemnity provision contained in this Agreement, and for any misrepresentations or breach of warranties or covenants, as adjustments to the Aggregate Consideration for all Tax purposes. Section 9.7. Remedies. From and after the Closing, except as specifically provided herein, the sole and exclusive remedy of any Indemnified Party for any breach or failure to be true and correct, or alleged breach or failure to be true and correct, of any representation or warranty in this Agreement, shall be indemnification in accordance with this ARTICLE 9. Notwithstanding the foregoing, this Section 9.7 shall not operate to limit the rights of the Parties to seek equitable remedies (including specific performance or injunctive relief) or any remedies available to it under applicable Law in the event of (a) a Party’s failure to comply with its indemnification obligations hereunder or (b) fraud or intentional misrepresentation committed by or on behalf of any Party or with respect to any other document executed and delivered by a Party in connection with the consummation of the Transactions. Section 9.8. Set-Off. (a) In accordance with Section 9.8(b) only, the Buyer shall have the right and is hereby authorized at any time and from time to time to set off and apply against any and all Contingent Payments that have become payable the amount of any Losses specified in a Claim Notice delivered to the Shareholders’ Representative by the Buyer hereunder prior to the date of payment of the Contingent Payment against which such set off is applied, together with the Buyer’s good faith estimate of any Losses arising from the subject of such Claim Notice which have not 113 been liquidated (the amount so withheld and set-off pursuant to this Section 9.8, the “Offset Amount”). (b) The maximum amount of Losses for which the Buyer may exercise such set off rights shall not exceed: (i) [***] ([***]) of any Contingent Payment in the case of any claim for indemnification under Section 9.2(b)(i); provided that (A) the foregoing reference to [***] ([***]) shall be deemed to be a reference to [***] ([***]) in the case of claims for a breach of Section 5.15 (Intellectual Property Rights) and (B) the limitation set forth in this clause (i) shall not apply to Material Claims; and (ii) [***] ([***]) of any Contingent Payment in the case of Material Claims. (c) Any Offset Amount shall reduce the amount of any Contingent Payment each Seller is entitled to receive proportionately based on their respective rights to receive a portion of such Contingent Payment. (d) In the event the Buyer exercises its set off rights pursuant to this Section 9.8 and withholds an Offset Amount from any Contingent Payment, the Buyer shall notify the Shareholders’ Representative thereof in writing (the “Offset Notification”) no later than [***] Business Days after such Contingent Payment is due, which Offset Notification shall describe in particular the claim for indemnification with respect to which such set off rights have been exercised. (e) In the event the Buyer exercises its set off rights pursuant to this Section 9.8 and withholds an Offset Amount from any Contingent Payment with respect to any Losses arising from the subject of a Claim Notice, upon the final resolution of the claim for indemnification with respect to which the Claim Notice is delivered, the Buyer shall cause the Sellers to be paid the amount, if any, by which the Offset Amount exceeds the amount of Losses to which the Buyer has been finally determined to be entitled in connection with such resolution [***]. Section 9.9. No Right of Contribution. No Seller shall have any right of contribution against the Company with respect to any breach by the Company of any of its representations, warranties, covenants or agreements. Section 9.10. No Circular Recovery. Each Seller hereby agrees that it will not make any claim for indemnification against Buyer or the Company by reason of the fact that such Seller was a controlling Person, director, employee or Representative of the Company or was serving as such for another Person at the request of Buyer or the Company (whether such claim is for Losses of any kind or otherwise and whether such claim is pursuant to any statute, organizational document, contractual obligation or otherwise) with respect to any claim brought by an Indemnified Party against any Seller relating to this Agreement or any of the Transactions. With respect to any claim brought by an Indemnified Party against any Seller relating to this 114

Agreement and any of the Transactions, each Seller expressly waives any right of subrogation, contribution, advancement, indemnification or other claim against the Company with respect to any amounts owed by such Seller pursuant to this ARTICLE 9. Section 9.11. Release of Escrow Fund. On the Escrow Termination Date, the Escrow Agent shall release to the Sellers any remaining funds on deposit in the Escrow Fund on such date, minus the aggregate amount claimed by the Buyer Indemnitees in respect of any bona fide claims delivered in accordance with Section 9.5 that have not been resolved by the Escrow Termination Date (any such claim, a “Pending Claim”, and the amounts held therefor, the “Pending Claim Reserve”) minus an amount equal to the Company Contingent Phantom Tax Liability on the Relevant Escrow Proportion payable to the Phantom Sellers, save that any Relevant Escrow Proportion payable to a Phantom Seller (a “Phantom PAYE Payment”) shall be paid to the Company together with an amount equal to the associated Company Contingent Phantom Tax Liability in respect of such payment and the Buyer shall procure that the Company pays such Phantom PAYE Payment (less any employment Tax which is required to be deducted or withheld on behalf of the relevant Phantom Sellers (and, for the avoidance of doubt, excluding any employer’s National Insurance contributions or any equivalent Taxes) in accordance with PAYE) through the Company’s PAYE or local equivalent to each of the Phantom Sellers. The Buyer shall procure that the Company duly and properly remits any such employment Tax and associated Company Contingent Phantom Tax Liability to HMRC or any other relevant Taxing Authority. On a Pending Claim by Pending Claim basis, following the final resolution of any Pending Claim, if the amount reserved therefor in the Pending Claim Reserve exceeds the amount due to the Buyer Indemnitees pursuant to such final resolution, the excess shall be released to the Sellers minus an amount equal to the Company Contingent Phantom Tax Liability on the Relevant Escrow Proportion payable to the Phantom Sellers in respect of such payment, save that any amounts payable to Phantom Sellers shall be payable to the Company together with the associated Company Contingent Phantom Tax Liability and dealt with as per the mechanics set out in this Section 9.11 for “Phantom PAYE Payments”. This Section 9.11 is subject to the further terms and conditions of the Escrow Agreement and ARTICLE 9. ARTICLE 10 TERMINATION Section 10.1. Termination. This Agreement may be terminated at any time prior to the Closing: (a) by written consent of Buyer and the Sellers; or (b) by either Buyer or the Sellers: (i) if any Legal Restraint having the effect of preventing the consummation of the Transactions is in effect and has become final and non-appealable; or (ii) if the Closing has not occurred on or prior to 90 days after the date of this Agreement; provided that no Party may terminate this Agreement under this Section 115

10.1(b)(ii) if such Party’s actions or omissions were the primary cause of the failure of the Closing to occur by such date; or (c) by Buyer, if the Company or the Sellers have breached in any material respect any of their respective representations, warranties or covenants contained in this Agreement, which breach (A) would give rise to a failure of a condition set forth in Section 3.3(a) or Section 3.3(b) and (B) has not been cured by the Company or the applicable Sellers within [***] after the giving of written notice thereof from Buyer, provided that the right to terminate this Agreement under this Section 10.1(c) shall not be available to the Buyer if the Buyer is then in material breach of any representation, warranty, or covenant contained in this Agreement. (d) by the Sellers, if Buyer has breached in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach (A) would give rise to a failure of a condition set forth in Section 3.2(a) or Section 3.2(b) and (B) has not been cured by Buyer within [***] after the giving of written notice thereof from the Company; provided that the right to terminate this Agreement under this Section 1.1(d) shall not be available to the Sellers if the Company or any Seller is then in material breach of any representation, warranty, or covenant contained in this Agreement. Section 10.2. Termination Procedure. In the event of the termination and abandonment of this Agreement by the Sellers or Buyer pursuant to Section 10.1, written notice thereof shall forthwith be given to the other Parties, and this Agreement shall terminate, and the consummation of the transactions contemplated by this Agreement shall be abandoned, without further action by the Company, Buyer or the Sellers. Section 10.3. Effect of Termination. In the event that this Agreement is terminated as provided in Section 10.1, this Agreement shall immediately become void and of no further force or effect and there shall be no further liability or obligation hereunder on the part of Buyer or the Company or their respective officers, directors, shareholders or Affiliates; provided that (i) any such termination shall not relieve any Party from liability for damages for any breach of this Agreement (including such Party’s obligation to close if it was otherwise obligated to do so under the terms of this Agreement) and (ii) the provisions of Section 2.4 (Shareholders’ Representative), 7.7 (Confidentiality), Section 8.2 (Publicity), Section 8.3 (Expenses), this Section 10.3 and ARTICLE 11 (Miscellaneous) of this Agreement shall remain in full force and effect and survive any termination of this Agreement. ARTICLE 11 MISCELLANEOUS Section 11.1. Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be sent by electronic mail, courier or express delivery service or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a Party in accordance with this Section 11.1: (a) if to Buyer or, if after the Closing, to the Company: Arcutis Biotherapeutics Inc. 3027 Townsgate Road 116

Suite 300 Westlake Village, CA 91361 Attention: E-Mail: with copies (which shall not constitute notice) to: Covington & Burling LLP The New York Times Building 620 Eighth Avenue New York, NY 10018-1405 Attention: E-Mail: (b) if, prior to the Closing, to the Company: Ducentis Biotherapeutics Ltd 264 Banbury Road Oxford England, OX2 7DY Attention: E-Mail: with a copy (which shall not constitute notice) to: Goodwin Procter (UK) LLP 100 Cheapside, EC2V 6DY Attention: E-Mail: (c) if to the Shareholders’ Representative: Shareholder Representative Services LLC 950 17th Street, Suite 1400 Denver, Colorado 80202 Attention: Email: with a copy (which shall not constitute notice) to: Goodwin Procter (UK) LLP 100 Cheapside, EC2V 6DY Attention: E-Mail: All notices, requests, claims, demands, waivers and other communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) 117 upon receipt when delivered by a courier or express delivery service (such date of receipt being evidenced by the courier’s or express delivery service’s records) or (iii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the next Business Day. Section 11.2. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties (or, in the case of a proposed assignment by the Buyer following the Closing, the prior written consent of the Shareholders’ Representative), except that (i) Buyer may assign, in its sole discretion, any or all of its rights and interests under this Agreement to any Affiliate of the Buyer (provided that such assignment may not be made in contemplation of a transaction by which such Affiliate will cease to be an Affiliate of the Buyer), (ii) the Buyer may delegate performance of any of its obligations to any Person provided that no such delegation shall relieve the Buyer of responsibility for the performance of its obligations hereunder without the express written consent of the Company (before the Closing) or the Shareholders’ Representative (after the Closing) and (iii) the Buyer may assign this Agreement and its rights and obligations hereunder to any Person that succeeds to all or substantially all the assets of the Buyer. Any Person to whom an assignment is made by the Buyer in accordance with the provisions of this Section 11.2 may itself make an assignment as if it were the Buyer under this Section 11.2. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. Section 11.3. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any Party to be valid and binding on the Parties hereto, such consent or approval must be in writing. Section 11.4. Enforcement. (a) Any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby shall be brought exclusively in a court of competent jurisdiction, federal or state, located in New York, New York, and in no other jurisdiction. Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court. This Section 11.4 shall not apply to any dispute under Section 2.11 that is required to be decided by the Independent Accountant. (b) The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement required to be performed at or prior to the Closing were not performed in accordance with their specific terms or were otherwise breached. Accordingly, notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction with respect to any obligation hereunder required to be performed at or prior to the Closing from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the courts on the ultimate merits of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. 118

(c) During the pendency of any dispute resolution proceeding between the Parties under this Section 11.4, the obligation to make any payment under this Agreement from one Party to the other Party, which payment is the subject, in whole or in part, of a proceeding under this Section 11.4, shall be tolled until the final outcome of such dispute has been established. (d) Any and all activities conducted under this Section 11.4, including any and all proceedings and decisions under Section 11.4(a), shall be subject to the restrictions set forth in Section 7.8. (e) In connection with the Parties’ rights under Section 11.4(a), EACH PARTY, TO THE EXTENT PERMITTED BY LAW, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. THIS WAIVER APPLIES TO ANY ACTION OR LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. Section 11.5. Amendment and Waiver. (a) No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as expressly set forth in ARTICLE 9, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Party at Law, in equity or otherwise. (b) Except as otherwise specifically set forth in this Agreement, any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective (i) only if it is made or given in writing and signed by Buyer, the Company and the Shareholders’ Representative or, in the case of a waiver, by the party granting the waiver and (ii) only in the specific instance and for the specific purpose for which made or given. Section 11.6. Entire Agreement. This Agreement, together with the schedules and exhibits and all ancillary agreements, documents or instruments to be delivered in connection herewith and therewith, contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and supersede all prior discussions, negotiations, commitments, agreements and understandings, both written and oral, relating to such subject matter. No Party has entered into this Agreement in reliance upon, and it will have no remedy in respect of, any misrepresentation, representation or statement (whether made by another party or any other Person and whether made to the first party or any other Person) which is not expressly set out in this Agreement and to the extent there would be a such claim it is hereby waived by each relevant Party. Section 11.7. No Third-Party Beneficiaries. Except as otherwise provided in this Agreement, this Agreement is for the sole benefit of the Parties and their permitted successors and 119 assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder. Section 11.8. Counterparts. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures. Section 11.9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive Law of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided that matters involving the internal corporate affairs of Buyer or the Company shall be governed by the Laws of the jurisdiction in which such corporation is organized. Section 11.10. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Section 11.11. Shareholders’ Representative. Following Buyer’s payment to the Paying Agent on behalf of the Sellers (to the Paying Agent Account or, if such payment is after Closing, either the Paying Agent Account or such other account as may from time to time be notified to the Buyer in writing by the Company on behalf of such Sellers (such designation to be made at least five (5) Business Days prior to the relevant due date for payment)) of any amount pursuant to this Agreement, Buyer shall have no liability to the Paying Agent, Shareholders’ Representative or any Seller for such amount, including for any failure of such amounts to be distributed to the Sellers in accordance with their individual arrangements, and each Seller’s sole remedy shall not be against the Buyer. Section 11.12. Disclosure Letter. The Disclosure Letter shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in ARTICLE 5. A disclosure in any section or subsection of the Disclosure Letter shall qualify the representations and warranties in the corresponding section or subsection of ARTICLE 5 to which its relevance is readily apparent on its face, and shall be deemed to apply to each other section or subsection of the Disclosure Letter and ARTICLE 5 to which its relevance is so apparent. Section 11.13. United States Securities Law Matters (a) The Buyer Shares have been offered in an offshore transaction to persons who are not U.S. persons pursuant to Regulation S under the Securities Act. (b) The Buyer Shares have not been and will not be registered under the Securities Act, and, until the 181st day following the Closing Date, the Buyer Shares may not be offered or sold in the United States or to any U.S. person, nor shall any Seller enter into any transaction that is intended to hedge the Buyer Shares during such 180-day period. 120

(c) Any offers or sales of the Buyer Shares (including any transaction intended to hedge the Buyer Shares) may be made only in accordance with Regulation S under the Securities Act or another available exemption from the registration requirements of the Securities Act. (d) Each Seller acknowledges that the book-entry position representing the Buyer Shares will bear or reflect, as applicable, a legend substantially in the form of the following: (e) “THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE ISSUER MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.” [Signature page follows] 121

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives as of the date first written above. ARCUTIS BIOTHERAPEUTICS INC. By: /s/ Todd Franklin Watanabe Name: Todd Franklin Watanabe Title: President and CEO DUCENTIS BIOTHERAPEUTICS LTD. By: /s/ Philip Huxley Name: Philip Huxley Title: Director SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Shareholders’ Representative By: /s/ Sam Riffe Name: Sam Riffe Title: Managing Director

ALAN WATT By: /s/ Alan Watt Name: Alan Watt DAVID BLACKBOURN By: /s/ David Blackbourn Name: David Blackbourn PHILIP HUXLEY By: /s/ Philip Huxley Name: Philip Huxley REBECCA ASHFIELD By: /s/ Rebecca Ashfield Name: Rebecca Ashfield

LIFEARC By: /s/ Stephane Mailkovsky Name: Stephane Mailkovsky Title: Director

UK FF NOMINEES LIMITED acting by its director CSC DIRECTORS (NO.1) LIMITED, in turn acting by a director

PHILLIP ADDISON Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Phillip Addison. JAMES AIRD Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of James Aird. ALISTAIR BALLANTYNE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Alistair Ballantyne CAROLINE BANSZKY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Caroline Banszky. BRIDGET BENTLEY-JONES Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Bridget Bentley-Jones. PHILIP BOWMAN Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Philip Bowman.

JENNIFER CLOKE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Jennifer Cloke. PETER COULDERY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Peter Couldery. SIMON DINGEMANS Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Simon Dingemans. AMADEO ALENTORN FARRE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Amadeo Allentorn Farre. DAVID IAN FORD Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of David Ian Ford. ROBERT FRAZER Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Robert Frazer.

PETER FULCHER Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Peter Fulcher. SIDNEY GOULD Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Sidney Gould. TIMOTHY HAYWOOD Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Timothy Haywood. ANDREW HOLMES Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Andrew Holmes. ALAN JAMES LIMITED Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Alan James Limited. JOHN KAY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of John Kay.

THOMAS KEANE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Thomas Keane PHILIPPE LENOBLE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Philippe Lenoble TIM LESTER Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Tim Lester. MIKE LOVE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Mike Love. BERNARD MCELROY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Bernard McElroy. JOHNNY MCMAHON Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Johnny McMahon.

ANDREW MOBERLY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Andrew Moberly DANIEL NAUJOKS Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Daniel Naujoks. DOMINIC O’REGAN Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Dominic O’Regan. KENNETH OAKLEY PELTON Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Kenneth Oakley Pelton DAVID REIS Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of David Reis. SUSANNAH ROSS Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Susannah Ross

RICHARD ANTHONY ROTH Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Richard Anthony Roth. PETER ROUTLEDGE Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Peter Routledge STEPHEN SCHICK Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Stephen Schick. JONATHAN SHEPARD Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Jonathan Shepard. RICHARD SHUTTLEWORTH Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Richard Shuttleworth. THOMAS SMAIL Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Thomas Smail.

CHRISTOPHER HOWARD SWORN Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Christopher Howard Sworn. JOY SWORN Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Joy Sworn. IAN TOMLINSON Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Ian Tomlinson. GEOFFREY TRAYLEN Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Geoffrey Traylen. ADAM WARBY Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Adam Warby WCS NOMINEES LIMITED Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of WCS Nominees Limited.

DES WILLIAMS Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Des Williams. RAJAT MALHOTRA Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Rajat Malhotra. RICHARD CAMERON Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Richard Cameron. RICHARD SHUTTLEWORTH Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Richard Shuttleworth. JON REES Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Jon Rees. NICO HOLMES Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Nico Holmes.

WITOLD ANDREW SZYMANSKI Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Witold Andrew Szymanski. TALBOT STARK Signed by Dr. Philip Huxley acting under a power of attorney for and on behalf of Talbot Stark.